United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215

(Address of principal executive offices)                 (Zip code)

Foreside Management Services, LLC, 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215

(Name and address of agent for service)

Registrant's telephone number, including area code:  (614)-255-5550

Date of fiscal year end:	September 30th

Date of reporting period:   September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND

ANNUAL REPORT
SEPTEMBER 30, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2016

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SHAREHOLDER LETTER
September 30, 2016

Dear Shareholder:

We are pleased to present to shareholders the September 2016 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2016.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra	John Kelly-Jones
President of the Fund and Trustee to the Board	Chief Operating Officer of Independent Franchise Partners, LLP

1

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Performance Update

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2016

Total Returns as of September 30, 2016

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index
Q4 2015	8.95%	8.70%	5.64%
Q1 2016	2.18%	1.92%	1.63%
Q2 2016	3.06%	2.81%	4.57%
Q3 2016	4.78%	4.52%	3.48%
Year to Date	10.35%	10.07%	9.97%
1 Year	20.23%	19.95%	16.17%
3 Years (Annualized)	12.47%	12.38%	9.69%
Since Inception (Annualized)	14.11%	14.05%	14.46%

The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 0.80%. Independent Franchise Partners, LLP has contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses to 0.85%. This agreement is in effect through January 30, 2017. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses.

Data as at September 30, 2016. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index. The Index is a price return index. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Portfolio Commentary

In the year to September 30, 2016, the Fund delivered a return of 20.23% (assuming no redemption fee). By comparison, the Russell 1000 Value Index and the S&P 500 Index returned 16.17% and 15.45%, respectively. It is unusual for the Franchise investment approach to outpace sharply rising markets and we continue to encourage clients to assess returns over a full market cycle; a year is a short period of time in the context of our investment approach.

As a reminder, we seek to invest in financially sound and highly cash generative companies that are trading at affordable valuations. The US Franchise strategy has historically compounded shareholder wealth at attractive rates over the long-term. In doing so, it has tended to preserve capital better than the general market in falling markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

Relative to the Russell 1000 Value Index, the superior returns for the year to September 30, 2016 were mainly driven by the Fund’s holdings in the financials, consumer staples and information technology sectors.

The Franchise investment approach does not tend to find many investment opportunities within the financials sector. In our view, financials companies, such as banks and insurers, tend to be highly leveraged and experience commoditization of their product offering. As such, we do not believe that they can generate a sustainably high return on capital on an un-leveraged basis and therefore do not fit our long-term, buy and hold investment approach. Our lack of exposure to financials, which was the second weakest sector in this review period, benefitted relative returns. Moreover, two of the three stocks that we did own in the sector – S&P Global and MSCI – generated extremely strong returns, and therefore stock selection within financials further contributed to returns. We think of these companies as proprietary data and analytic companies, rather than traditional financial companies.

As noted in last year’s report, we have historically found many franchise companies within the consumer staples sector. While the Fund’s exposure to this sector declined during the year, as we trimmed positions due to increasingly rich valuations, it averaged 25% of the Fund’s assets compared to 8% for the Russell 1000 Value Index. The consumer staples sector delivered a return in excess of 18%, and so the Fund’s overweight to consumer staples added to relative returns for the year. In addition, strong returns from companies such as Anheuser-Busch InBev, Philip Morris International and Procter & Gamble further added to relative returns.

The information technology sector was the second strongest sector, returning 29%. The Fund’s overweight to the sector contributed to relative returns, albeit this was offset by slightly weaker stock selection: the Fund’s holdings in the sector returned 24%, which was greater than the broader market but less than the wider information technology sector

3

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2016

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
S&P Global	+48%	Novartis	-12%	Microsoft	+244	Novartis	-60
eBay	+33%	21st Century Fox	-7%	Johnson & Johnson	+223	21st Century Fox	-22
Microsoft	+33%	Reynolds American	-4%	S&P Global	+167	Reynolds American	-16
Johnson & Johnson	+30%	Moody’s	+3%	Accenture	+160	Moody’s	+2
MSCI	+30%	Mondelēz Int’l	+6%	Philip Morris Int.	+158	Abbott Laboratories	+22

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2016. Contribution to fund return reflects contribution to gross return and presented in US Dollars for the period the stocks were held during the year to September 30, 2016. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to Your Fund’s Return

Among the top contributors to the Fund’s return were Microsoft, Johnson & Johnson and S&P Global.

Microsoft’s products dominate consumer and commercial operating systems and desktop software. Operating margins improved during the year, driven by increased scale in its cloud business and good cost control. We continue to believe that Microsoft will successfully migrate the vast majority of its commercial desktop software business to the cloud. Also in the year, Microsoft agreed to buy LinkedIn for $26.2bn. While we did not anticipate the transaction, and it has a rich valuation, we acknowledge that it should help accelerate the company’s transition to the cloud and increase its presence in professional social media. Importantly, we do not believe that the acquisition will impact the company’s progressive dividend and share buyback program. Microsoft’s shares trade on an estimated free cash flow yield of 5.1% and 2.7% dividend yield. Given the stock price appreciation and commensurate reduction in the estimated free cash flow yield, we reduced the size of the position during the year.

Johnson & Johnson is a leading global healthcare company with strong market positions in its pharmaceutical, medical device and consumer healthcare divisions. It reported attractive revenue growth, principally driven by new product launches in its pharmaceutical division and a recovery in its consumer healthcare division. In addition, management guided to margin improvement in 2016 that was ahead of market expectations. We expect Johnson & Johnson to deliver consistent revenue and free cash flow compounding over the medium term as new drugs are launched and as margins improve. The company’s shares trade on an estimated 5.1% free cash flow yield and 2.7% dividend yield. Similar to Microsoft, we reduced the size of the position during the year for valuation reasons.

S&P Global is a financial information and analytics company with strong market positions in each of its four segments, including credit ratings and indices. The company’s results, particularly those from its ratings segment, exceeded market expectations and prompted management to raise guidance. Management also announced an accelerated share repurchase program. S&P Global has a number of levers to drive revenue, operating profit and free cash flow compounding across its four segments in the medium- and long-term. The company’s shares trade on the cusp of our valuation threshold.

Notable Detractors for Your Fund’s Return

Among the detractors from the Fund’s return were Novartis, 21st Century Fox and Reynolds American.

Two of these stocks – 21st Century Fox and Reynolds American – were added to the Fund towards the end of the Fund’s financial year and so did not benefit from the generally rising markets during the reporting period. We discuss each of these new positions in the portfolio changes section of this report below.

Novartis, like Johnson & Johnson, is a leading global healthcare company with strong market positions in its three key segments, pharmaceuticals, generics and eye care. The strong US dollar, a poor launch of its heart drug (Entresto) and weak performance from its eye care division (Alcon) all contributed to below expectations earnings.

4

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

We believe that Entresto will become a blockbuster drug given its differentiation and the value that it offers to patients and payers; however, its slow launch does increase the risk around its revenue trajectory. Alcon remains an attractive asset with compelling long term growth prospects and the management team is taking steps to restructure the business to improve its growth. Novartis’s shares trade on an estimated 5.7% free cash flow yield and 3.5% dividend yield.

Significant Portfolio Changes During the Year

During the course of the last year, we initiated positions in Harley-Davidson, 21st Century Fox and Reynolds American, and sold the positions in Moody’s and MSCI.

Initial Purchases

We completed our initial purchase of Harley-Davidson, the 112 year-old premium motorcycle brand, in January. The strength of Harley’s brand is illustrated by its leading share in the US, Canada, Australia and Japan heavyweight motorcycle markets. Management has improved the franchise over the last decade by expanding its customer base into new demographic categories in the US, growing internationally and increasing productivity substantially. Harley is one of the more cyclical franchises in our universe and so there is a greater margin for forecasting error compared to other franchise peers. In addition, sustained US dollar appreciation could be a headwind for sales and protracted dislocations in credit markets could hurt its financing unit. To help mitigate against these risks, we initiated with a smaller than average position size at an estimated 6.9% free cash flow yield.

21st Century Fox is one of the world’s largest media companies. The company’s key assets include Fox cable networks, Fox television broadcasting, Twentieth Century Fox film and TV studios, and Star TV, the leading Indian TV company. The company also owns a stake in Hulu and Sky. The cable networks, which include Fox News and the Fox regional sports network, account for 75% of operating income. Management has demonstrated strong capital discipline in recent years, rationalising the business and returning free cash flow to shareholders. The share price has been weak because of concerns about cord-cutting, a poor film slate and changes in senior management at Fox News. This provided an opportunity to purchase the shares in July and August at an estimated free cash flow yield of 6.9%, a valuation we believe compensates for the risks associated with pay TV.

We initiated a position in Reynolds American, the US tobacco company, in August. We previously owned Reynolds between June 2005 and June 2013. Over the last few years our view on the US tobacco market has improved for three main reasons. First, following the merger of Reynolds with Lorillard, it is now a highly concentrated market and enjoys even better price discipline. Second, comparatively low US retail cigarette prices suggest a sustainable runway for further price increases. Third, the US now appears to offer a less unpredictable regulatory environment. Reynolds has a strong number two position in the US tobacco market. The company’s key brands include Camel, Newport, Pall Mall and Natural American Spirit. The key risks to the investment thesis include a punitive decision by the US Food and Drug Administration to remove menthol products from the market and/or significant state and federal excise tax increases. We purchased the shares at an estimated free cash flow yield of 5.2% and a dividend yield of 3.7%, a valuation which we think helps compensate for these risks.

Final Sales

We completed the sale of Moody’s in October 2015. We first purchased the stock in late 2007 when there were concerns that lawsuits and new regulations would severely disrupt the company’s business model. Our research indicated that these concerns were overblown. Indeed, they proved mostly unwarranted and the stock has been a strong contributor to Franchise returns. The company’s pricing power and market share remain strong. In addition, the legal liability from the ratings of structured finance assets has been manageable and the company has benefited from a boom in debt issuance. However, at an estimated free cash flow yield of 5.2%, we felt that we were no longer being compensated for risks that include a potential cyclical downturn or a formal investigation by the US Department of Justice.

5

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

We completed the final sale of MSCI in April. The company has benefited from strong market positions in the index, ETF and risk management businesses, with top-line growth augmented by EBITDA margins in excess of 40%. Management has also demonstrated improved capital discipline, divesting the lower growth and lower margin ISS Governance business, announcing a $1bn buyback program and initiating a dividend during our period of ownership. We continue to admire the quality of the franchise and the management team but, following the share price appreciation, the estimated free cash flow yield fell below our 4.5% valuation threshold.

Following the returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 5.3% at the end of September 2016. This valuation is richer than the strategy’s long-term average. Nonetheless, we think it continues to represent reasonable valuation in absolute terms and remains attractive relative to broader equity markets, particularly given the high quality of the companies in the portfolio.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We thank you for your support and look forward to serving you in the coming years.

Hassan Elmasry, CFA
Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP
Jayson Vowles, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

6

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.8%
Automobiles & Components	3.0%
Harley-Davidson Inc.		893,997	$47,015,302
Beverages	2.9%
Anheuser-Busch InBev		352,844	46,216,428
Chemicals	3.4%
Monsanto Co.		514,080	52,538,976
Computers & Peripherals	6.0%
Apple Inc.		830,390	93,875,590
Diversified Financials	4.5%
S&P Global Inc.		550,597	69,683,556
Food Products	5.8%
Mondelez International Inc. - Class A		836,484	36,721,647
Nestle SA - REG		681,803	53,723,129
			90,444,776
Health Care Equipment & Supplies	5.0%
Abbott Laboratories		1,055,701	44,645,595
Dentsply Sirona Inc.		560,392	33,304,097
			77,949,692
Household Products	6.4%
Kimberly Clark Corp.		408,079	51,475,085
Procter & Gamble		534,519	47,973,080
			99,448,165
Internet Software & Services	4.6%
eBay Inc.(a)		2,174,565	71,543,189
IT Services	5.4%
Accenture PLC - Class A		689,958	84,292,169
Media	6.4%
Time Warner Inc.		690,582	54,977,233
Twenty-First Century Fox Inc. - Class A		1,840,892	44,586,404
			99,563,637

See notes to financial statements.

 8

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Pharmaceuticals	21.9%
GlaxoSmithKline PLC		2,856,592	$60,833,254
Johnson & Johnson		741,187	87,556,420
Merck & Co. Inc.		996,887	62,215,718
Novartis AG - REG		855,029	67,240,572
Zoetis Inc.		1,220,016	63,453,032
			341,298,996
Software	10.0%
Microsoft Corp.		1,477,058	85,078,541
Oracle Corp.		1,792,664	70,415,842
			155,494,383
Tobacco	10.5%
Altria Group Inc.		790,322	49,972,060
Philip Morris International		706,114	68,648,403
Reynolds American Inc.		951,140	44,846,251
			163,466,714
TOTAL COMMON STOCKS (Cost $1,260,265,324)			1,492,831,573
TOTAL INVESTMENTS (Cost $1,260,265,324)	95.8%		1,492,831,573
NET OTHER ASSETS (LIABILITIES)	4.2%		65,232,624
NET ASSETS	100.0%		$1,558,064,197

(a)	Non-income producing security.

At September 30, 2016, the Fund’s investments were concentrated in the following countries:

Country Allocation (Unaudited)	Percentage of Net Assets
United States(1)	84.1%
Switzerland	7.8
United Kingdom	3.9
TOTAL	95.8%

(1)	The Fund invests in the Belgian line of Anheuser-Busch InBev (ABI). However, consistent with the terms set out in the prospectus, the Fund defines ABI as a US Equity as its principal place of business is in the US.

See notes to financial statements.

 9

ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2016

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $1,260,265,324)	$1,492,831,573
Cash	61,333,822
Foreign currency (Cost: $5,243)	5,261
Receivable for dividends	3,725,191
Reclaims receivable	1,877,975
Receivable for capital shares sold	500,000
Prepaid expenses	8,197
Total Assets	1,560,282,019
Liabilities:
Capital shares redeemed payable	997,500
Investment advisory fees payable	864,464
Accounting and Administration fees payable	156,591
Regulatory and Compliance fees payable	101,410
Risk Officer fees payable	8,005
Trustees fees payable	10
Accrued expenses and other payable	89,842
Total Liabilities	2,217,822
Net Assets	$1,558,064,197

Net Assets	$1,558,064,197
Shares of common stock outstanding	96,130,701
Net asset value per share	$16.21

Net Assets:
Paid in capital	$1,282,759,924
Accumulated net investment income	15,655,964
Accumulated net realized gains	27,138,984
Unrealized appreciation (depreciation)	232,509,325
Net Assets	$1,558,064,197

See notes to financial statements.

 10

ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS
For the year ended September 30, 2016

Independent Franchise Partners US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $598,199)	$29,242,281
Total investment income	29,242,281
Operating expenses:
Investment advisory	8,174,674
Accounting and Administration	780,129
Regulatory and Compliance	339,206
Risk Officer	36,308
Insurance	36,853
Trustees	27,370
Legal	36,003
Registration	67,531
Other	58,363
Total expenses	9,556,437
Net investment income	19,685,844
Realized and Unrealized Gains (Losses) From Investment Activities:
Net realized gains from investment transactions	39,339,308
Net realized gains from foreign currency transactions	181,061
Change in unrealized
appreciation (depreciation) on investments	153,522,483
Change in unrealized
appreciation (depreciation) on foreign currency	33,588
Net realized and unrealized gains (losses) from investment activities	193,076,440
Change in Net Assets Resulting from Operations	$212,762,284

See notes to financial statements.

 11

ADVISERS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2016 and 2015

	Independent Franchise Partners US Equity Fund
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$19,685,844	$14,483,310
Net realized gains from investment and foreign currency transactions	39,520,369	50,379,393
Change in unrealized appreciation (depreciation) on investments and foreign currency	153,556,071	(44,859,276)
Change in net assets resulting from operations	212,762,284	20,003,427
Dividends paid to shareholders:
From net investment income	(15,797,366)	(10,586,544)
From net realized gains	(61,698,822)	(17,114,376)
Total dividends paid to shareholders	(77,496,188)	(27,700,920)
Capital Transactions:
Proceeds from sale of shares	476,661,598	191,478,692
Value of shares issued to shareholders in reinvestment of dividends	71,021,923	24,623,929
Value of shares redeemed	(70,995,915)	(133,938,935)
Change in net assets from capital transactions	476,687,606	82,163,686
Change in net assets	611,953,702	74,466,193
Net Assets:
Beginning of year	946,110,495	871,644,302
End of year	$1,558,064,197	$946,110,495

Accumulated net investment income	$15,655,964	$11,586,425

Share Transactions:
Sold	30,772,334	12,621,180
Reinvested	4,918,416	1,645,984
Redeemed	(4,514,191)	(8,802,390)
Change	31,176,559	5,464,774

See notes to financial statements.

 12

ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For the years ended September 30, 2016, 2015, 2014 and 2013, and the period December 20, 2011 (commencement of operations) to September 30, 2012

	Independent Franchise Partners US Equity Fund
	2016	2015		2014	2013		2012
Net asset value, beginning of period	$14.57	$14.65		$13.03	$11.38		$10.00

Income (loss) from operations:
Net investment income	0.22	0.23		0.18	0.21		0.08
Net realized and unrealized gains (losses) from investments	2.59	0.16		1.80	1.60		1.30
Total from investment operations	2.81	0.39		1.98	1.81		1.38

Less distributions paid:
From net investment income	(0.24)	(0.18)		(0.19)	(0.15)		—
From net realized gains on investments	(0.93)	(0.29)		(0.17)	(0.01)		—
Total distributions paid	(1.17)	(0.47)		(0.36)	(0.16)		—
Increase from redemption fees(a)	—	—		—	—		—
Change in net asset value	1.64	(0.08)		1.62	1.65		1.38
Net asset value, end of period	$16.21	$14.57		$14.65	$13.03		$11.38
Total return(b)	20.23%	2.56%		15.37%	16.08%		13.80%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,558,064	$946,110		$871,644	$582,018		$216,041
Ratio of net expenses to average net assets	0.79%	0.80%		0.81%	0.84%		0.85	%(c)
Ratio of net investment income to average net assets	1.64%	1.54%		1.59%	1.89%		1.78	%(c)
Ratio of gross expenses to average net assets	0.79%	0.80	%(d)	0.81%	0.85	%(d)	1.20	%(c)(d)
Portfolio turnover rate(b)	19.29%	45.30%		28.64%	20.70%		13.59%

(a)	Redemption fees were less than $0.005 per share.
(b)	Not annualized for periods less than one year. Total return excludes redemption fees.
(c)	Annualized for periods less than one year.
(d)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

 13

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its’ international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2016 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks (1)	$1,492,831,573	$-	$-	$1,492,831,573
Total Investments	$1,492,831,573	$-	$-	$1,492,831,573

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2016, there were no Level 2 or Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2016.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2016

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the year ended September 30, 2016 were $133,046 and are reflected within the capital activity of the Fund.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

As of September 30, 2016, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax returns filed for the tax years ended September 30, 2013, 2014 and 2015 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets Under Management (1)	Scale Discount for Assets in each Range (1)	Annualized Rate (1)	Effective Overall Annual Fee (1)
First $1 billion	-	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion - 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion - 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion - 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion - 0.68%
Above $5 billion	-	-	0.68%

(1)	The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2016, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

BHIL Distributors, LLC (“Distributor”, formerly BHIL Distributors, Inc.) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund. Effective August 1, 2016, the Distributor became a subsidiary of Foreside Financial Group, LLC.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Effective August 1, 2016 Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund pays Foreside (and previously Beacon Hill) a tiered basis-point fee based on the Fund’s daily net assets and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside and Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations. The acquisition of Beacon Hill by Foreside Financial Group, LLC and the assignment of the agreements to Foreside did not result in any changes to the services provided to the Trust.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Fund and Carne, including providing the Risk Officer to the Fund to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside (or previously Beacon Hill), Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2016, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $30,000 and reimbursement for certain expenses. Effective April 1, 2016, the Trust pays an annual retainer of $51,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2016, the aggregate Trustee compensation paid by the Trust was $121,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2016, there were no expenses reduced by the Adviser. The current agreement with the Adviser to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2017, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$625,085,370	$223,827,714

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

D.	Federal Income Tax

As of September 30, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$1,264,467,062	$244,143,825	$(15,779,314)	$228,364,511

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2016 and September 30, 2015 for the Fund was as follows:

	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2016	$39,833,743	$37,662,445	$77,496,188	$-	$77,496,188
2015	$18,342,985	$9,357,935	$27,700,920	$-	$27,700,920

As of the latest tax year ended September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$19,218,773	$27,777,913	$46,996,686	$-	$-	$228,307,587	$275,304,273

At September 30, 2016, the latest tax year end, the Fund had no capital loss carry-forwards available to offset future net capital gains.

E.	Concentration of Ownership Risk

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Independent Franchise Partners US Equity Fund (one of the portfolios included in Advisers Investment Trust, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

November 22, 2016

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ADVISERS INVESTMENT TRUST

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ADDITIONAL INFORMATION

September 30, 2016 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2016 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI Percentage
IFP US Equity Fund	27.35%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
IFP US Equity Fund	21.94%

B.	Summary of Fund Holdings

Market Exposure
Equity Securities	% of Net Assets
Pharmaceuticals	21.9%
Tobacco	10.5
Software	10.0
Household Products	6.4
Media	6.4
Computers & Peripherals	6.0
Food Products	5.8
IT Services	5.4
Health Care Equipment & Supplies	5.0
Internet Software & Services	4.6
Commercial Services	4.5
Chemicals	3.4
Automobiles & Components	3.0
Beverages	2.9
Total	95.8%
Largest Equity Positions
Issuer	% of Net Assets
Apple Inc.	6.0%
Johnson & Johnson	5.6
Microsoft Corp.	5.4
Accenture PLC - Class A	5.4
eBay Inc.	4.6
Total	27.0%

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2016 and held for the entire period through September 30, 2016.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense	Beginning Account Value	Ending Account Value	* Expenses Paid
	Ratio	4/1/2016	9/30/2016	4/1/16-9/30/16
Actual	0.79%	$1,000.00	$1,079.90	$4.11
Hypothetical	0.79%	$1,000.00	$1,021.05	$3.99

* Expenses are calculated using the annualized expense ratio as disclosed in the table multiplied by the average account value for the period multiplied by the number of days in the most recent half fiscal year (183) and divided by the number of days in the current year (366).

D.	Board of Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and Independent Franchise Partners, LLP (the “Adviser”) with respect to the Independent Franchise Partners US Equity Fund (“Fund”) be approved and renewed, at least annually, by a majority the Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved the Investment Advisory Agreement for the Fund at an in-person meeting held on June 16, 2016.

The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels will reflect

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

these economies of scale to the benefit of the Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser (the “Peer Group”); (vii) the Fund’s expense ratio and the expense ratios of funds in the Peer Group; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser. The Board gave careful consideration to the nature and quality of the services provided by the Adviser. A representative of the Adviser gave an overview of the Adviser’s advisory business. He also reviewed the Adviser’s personnel and organizational structure, highlighting departures, recent hires, and changing roles within the organization.

A representative of the Adviser reviewed the Adviser’s investment philosophy and portfolio construction process, noting the Adviser’s emphasis on stringent quality and value criteria.

A representative of the Adviser reviewed the Adviser’s compliance program, with particular emphasis on investment guideline monitoring. He noted that there have been no material compliance issues/concerns raised or encountered since the last renewal of the advisory contract and no regulatory examinations or investigations since the inception of the firm in 2009. The Board noted that information about the Adviser’s insurance coverage, business continuity/disaster recovery plan, and information security protocols was included in the Board materials along with a copy of the Adviser’s Form ADV, Code of Ethics, and Report and Financial Statements as of December 31, 2014. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the Fund’s performance for periods from inception through March 31, 2016, comparing the performance (with and without fees) to the Russell 1000 Value Index and the S&P 500 Index. The Board noted that the Fund generally outperformed the indices for the time periods shown. The Board reviewed the annualized performance of the Fund in relation to the Pavilion Large Cap US equity universe and the Pavilion Large Cap Value US universe for periods from one year to ten years through March 31, 2016, noting that the Fund’s performance is in the 5th percentile or higher for all periods shown. The Board also reviewed the performance of the Fund in relation to the Adviser’s US franchise equity composite (“Composite”) and in relation to similar investment companies (“Peer Group”) for periods from inception through March 31, 2016, noting that the Fund’s performance is within the range of the Peer Group and in-line with the Composite for the periods reported. The Board also reviewed the performance of the Fund in relation to the Composite, the Irish Variable Capital Company, and the Russell 1000 Value Index, noting the consistent returns across the portfolios managed by the Adviser.

The Board reviewed the advisory fee paid by the Fund and the total operating expenses of the Fund. A representative of the Adviser noted that the Adviser receives a management fee of 0.68% of average daily net assets, well below the maximum contractual rate of 0.88% of average daily net assets. The Trustees noted that the Fund shareholders realize a substantial benefit from breakpoints that take into account the total assets under management at the Adviser and are not limited only to those assets in the Fund. A representative of the Adviser reminded the Trustees that so long as total assets under management for the Adviser’s global and US franchise strategies remain over $5 billion, the Fund’s advisory fee will be 0.68%. The Board reviewed the investment advisory fees paid by the Peer Group, noting that the Fund’s management fee is within the Peer Group, which range from 0.50% to 1.00%.

In regards to total operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, fees and expenses associated with investments in underlying investment companies, and extraordinary expenses) to 0.85% of average daily net assets. A representative of the Adviser reported that this agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2017, at which time the Adviser will determine whether to renew or revise the agreement. A representative of the Adviser said that the Fund’s total annual operating expenses as

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

shown in the most recent prospectus are 0.80%, which is near the bottom of the Peer Group, which range from 0.52% to 1.27%. After considering the information provided, and the anticipated renewal of the Expense Limitation Agreement at the December 2016 Board meeting for the period to end January 30, 2018, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the profits to be realized by the Adviser in connection with its management of the Fund, the Board reviewed the information supplied by the Adviser in the Board materials, including the Adviser’s audited financial statements for the calendar year 2014 and revenues and expenses for calendar year 2015. A representative of the Adviser noted that the indicative operating margin for the Fund for calendar year 2015 is within the indicative operating range set forth in the Board materials and initially provided to the Board in July 2011, which is still applicable, and lower than the indicative operating margin in 2014 and 2013. He also noted that the Adviser invests these profits back into its business, especially human capital. In response to an inquiry from the Board, he discussed the Adviser’s process for granting equity ownership in the firm and the process for relinquishing such ownership along with succession planning at the firm. The Board noted that the Adviser’s relationship with the Fund was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust and the Fund shareholders were benefiting from the Adviser’s scaled discount fee schedule, set forth in the Board materials. The Board also noted that the Adviser’s level of profitability was indicative across the firm, and all US franchise strategy clients pay the same management fee, regardless of mandate type or size, and that the Adviser is investing its profits back into its business. After considering the data provided, and considering all of the factors as a whole, the Board concluded that the level of profit was reasonable.

With respect to economies of scale, the Trustees considered the Fund’s marketing and distribution plans, capacity, and breakeven point. The Board noted that the Fund is targeted solely at institutional investors, shareholders benefit from the Adviser’s scaled discount fee schedule, and the Fund has already achieved its break-even point based on assets under management. A representative of the Adviser discussed the capacity of the Fund and the Adviser’s intention to hard close the Fund when it reaches maximum capacity. A representative of the Adviser confirmed that other than the advisory fee, the Adviser derives no other fees/benefits from the Fund, does not charge Rule 12b-1 fees, uses commission sharing arrangements to segregate execution decisions from research decisions, and does not use soft dollars as a consideration for broker selection.

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that approval of the Investment Advisory Agreement would be in the best interest of the Fund

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may

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INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	13	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	13	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each Trustee is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.

2 The Trust consists of the various series of Advisers Investment Trust.

25

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Foreside Financial Group, LLC, 2016- present; Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-2016; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-2016	13	None
Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	13	None
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Director, JOHCM (USA) Inc., June 2014 to present; Adviser, Wanzenburg Partners LLC, 2012-2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 - 2012	N/A	N/A

26

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services Inc. 2008 to 2016	N/A	N/A
Dana Gentile Year of Birth: 1962	Assistant Secretary	Indefinite/ December 2013 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2013 to 2016; Senior Vice President, Citi Fund Services 1987-2013	N/A	N/A

27

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, 2014 to 2016; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

1 The mailing address of each officer is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215.

2 The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

28

Independent Franchise Partners US Equity Fund
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP

41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

855-233-0437 or 312-557-7902

VONTOBEL FUNDS

ANNUAL REPORT

September 30, 2016

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS

September 30, 2016

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Vontobel Global Emerging Markets Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on May 22, 2013 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception
Vontobel Global Emerging Markets Equity Institutional Fund – Class I	12.59%	-0.53%
MSCI Emerging Markets Index	16.79%	-1.88%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.56% and 0.98%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

Data as at September 30, 2016. The Inception date of the Fund is May 22, 2013. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the one-year period ending September 30, 2016, the Vontobel Global Emerging Markets Equity Institutional Fund underperformed its benchmark, the MSCI Emerging Markets Index (Total Return Net Dividends). On the sector level, an underweight to Information Technology, combined with stock selection in the sector, was the leading detractor from relative returns. Our stock selection in the Health Care sector also detracted from relative results. Our stock selection in Telecommunication Services and Financials, along with an underweight to both those sectors, added to relative performance.

Leading contributors to Fund absolute performance during the period were Tencent Holdings Limited, Alibaba and NetEase.

Tencent Holdings Limited performed well after reporting solid 2Q 2016 earnings that topped estimates, due to strong performance in mobile games, online advertising, and cloud services. The sharp rise of subscription based revenue, in areas such as music and video, also contributed to performance. Tencent Holdings is a major Internet platform in China with a strong presence in online gaming, instant messaging, and is one of the country’s largest web portals. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users. There is growing expectation that the company will be able to successfully monetize its OTT application, WeChat, through advertising revenue. Online gaming is the largest contributor to revenue, but Tencent also generates sales through fee-based social networks, advertising and e-commerce. The gaming revenues benefit from operating the dominant social networking platform by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth.

Alibaba’s shares soared after delivering strong FY1Q17 results that exceeded expectations. China retail revenue (which is the pure ecommerce segment) grew 49% and that was on the back of gross merchandise volume (GMV) growth of 24%, which is the fastest revenue growth since the IPO back in September 2014. The main driver has been the improvement in monetization rate with mobile monetization now marginally overtaking PC at 2.8%. The biggest driver of monetization has been the mix shift to Tmall which consumers are migrating to as it has higher quality branded

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

merchants. This has been growing at close to double the rate of Taobao and with monetization on our estimates for Tmall four times the level of Taobao. The company has also been increasing ad loads off a low level, and getting higher CPMs (clicks per minute) as they provide advertisers with better targeted audiences and higher conversion rates particularly on mobile. Alibaba represents the leading e-commerce platform operator in China with a dominant market share in terms of overall GMV. It is multiples larger in GMV compared to the second biggest player in China, JD.com. The key advantage that Alibaba has versus competitors is that it has the widest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/ trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and Alibaba is in prime position to benefit from this.

NetEase posted solid 2Q 2016 results as strong game revenue was supported by the successful launch of key game titles. NetEase launched a new mobile game, Omnyoji, which has been well-received by gamers and contributed to the stock’s strong performance. NetEase is an online video game company that only operates in China. The company has run the two most successful and longest running video games in the Chinese market, which still continue to grow after over 10 years in operations. The company is successfully making the transition to mobile gaming with its strong development team and solid base of IP. NetEase also runs games for Activision Blizzard in China through a joint venture arrangement. Due to its low cost business model, NetEase can consistently generate high gross margins. Low capital intensity and limited reinvestment needs help the company generate strong cash flow. The company operates one of the most popular gaming websites, which has allowed it to launch new games successfully with limited sales and marketing expense.

Leading detractors from Fund absolute performance during the period were MTN Group, Sun Pharmaceuticals Ltd. and Advanced Info Services.

MTN Group announced the immediate resignation of its Group CEO, Sifiso Dabengwa, in the wake of the $5.2 billion fine imposed by the Nigerian Communications Commission (NCC) for failing to disconnect unregistered subscribers. The NCC subsequently lowered the fine to $3.9 billion, but MTN is challenging the fine in court on the grounds that the fine exceeds the NCC’s authority under the Nigerian Communications Act. The potentially large fine and the depreciation of the South African rand and the Nigerian naira weighed on the share price. We exited the position.

Sun Pharmaceuticals Ltd. detracted from performance as the company reported lower-than-expected quarterly results in late April 2016 and guided conservatively to revenue growth of 8%-10% in FY2017. The current headwinds include continuing remediation efforts at the Halol facility and price pressure in the U.S. We believe the FDA issues at Halol will be resolved in the coming quarters and we will start to see new drug approvals accelerate at that point. Also, Sun Pharmaceuticals is investing in R&D more heavily than most generic drug firms. Although the elevated R&D spend is currently pressuring Sun Pharmaceuticals’s margins, it will set the company up for increasing launches of more differentiated generic products in the future. We continue to like Sun Pharmaceuticals. It has the largest market share in the rapidly growing Indian branded generic markets, with a particular focus on the faster-growing chronic illness

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

categories. It also has a strong position in the U.S. market, where it focuses on the more profitable niche categories, where competition is more limited.

Advanced Info Services (AIS), the largest cellular operator in Thailand, decided not to bid on 900 MHz spectrum to build a 4G network, citing uneconomic pricing. The market is worried about retention of high value added customers and rising competition, specifically from China Mobile backed True. Given recent events, there is uncertainty surrounding the long-term prospects for Advanced Info Services. We exited the position.

Thank you for your investment in the Vontobel Global Emerging Markets Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well-positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Vontobel Global Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception
Vontobel Global Equity Institutional Fund – Class I	9.56%	6.28%
MSCI All Country World Index	11.96%	2.49%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 2.27% and 0.90%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

Data as at September 30, 2016. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the one-year period ending September 30, 2016, the Vontobel Global Equity Institutional Fund underperformed its benchmark, the MSCI All Country World Index (Total Return Net Dividends). On the sector level, stock selection in the Information Technology sector was the leading detractor from relative returns. A lack of exposure to Energy also detracted from relative performance. Our stock selection in the Consumer Discretionary and Financials sectors contributed to relative results.

Leading contributors to Fund absolute performance during the period were Philip Morris International, Amazon and British American Tobacco.

Investors were drawn to Philip Morris International as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company is also investing behind next generation products such as its heat-not-burn device, iQos.

Amazon performed well and continued to reach new highs as it has exhibited strong results across its three main segments. First, in North America, revenue growth accelerated to 28% in the second quarter, while international growth picked up to 30% year-over-year. We believe the main reason is the success of Amazon Prime, which is driving higher frequency of ordering, higher transaction value and lower churn. We are also seeing better-than-expected margin expansion, due to a higher contribution of sales from third party products, which is also being fueled by increasing availability on Prime and FBA (fulfilled by Amazon). Amazon Web Services’ (AWS) revenue growth has remained strong at 58% and operating margins at a record 30%. The penetration into enterprises is still in its early stage and AWS has an advantage in the development of applications, reliability, security and relationships with enterprises. Overall, the operating leverage and margin expansion story are now becoming more evident even after allowing Amazon room for further investment to strengthen its competitive advantage. For 20 years, Amazon has doggedly built its marquee brand into the quintessential name in e-commerce. Consumers worldwide flock to Amazon.com for the widest selection anywhere, the lowest-cost products, the convenience of free shipping, product reviews and more.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

British American Tobacco, with its stability and consistency of earnings, was also a top contributor. While based in the UK, its earnings come from outside of it. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as BAT reports its earnings in GBP. The company also reported solid 1Q2016 numbers, again, highlighting its strong business model even in volatile markets. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. The company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

Leading detractors from Fund absolute performance during the period were Wells Fargo, Cognizant Technology Solutions and Bayer.

Wells Fargo’s stock has declined significantly since it was announced in early September 2016 that the company had reached a $190 million settlement with the regulators because some of their employees had opened accounts for clients without the clients’ authorization. Employees that were engaged in these unauthorized account openings were let go by the company when the management became aware of what took place. A key point of this case is that we see the unauthorized account opening as a failure of compliance oversight internally. As the company made little income from these activities the primary benefit appears to have been to employees in reaching performance goals. As a result, we feel it was a genuine oversight by management as opposed to an encouraged or tolerated practice designed to profit the bank at the cost of customers. The amount of the fine is small at $190 million compared to the company’s net income that is running at over $20 billion a year. Our main concern is whether this will have a lasting reputational damage to the company. While we believe Wells will remain under the spotlight over the coming few weeks, we do not feel, at this point, the unauthorized account opening problem will have a material impact on customer behavior and as a result we do not anticipate the bank’s long term earnings or value have been damaged – despite the negative headlines. We remain holders of Wells Fargo. The company’s shares are trading at a P/E discount to its regional bank peers and it offers an attractive dividend yield of 3.5%. We are monitoring developments closely, including the Department of Justice’s investigation of the situation. We may react to any further developments if we have reason to believe the sustainability of Wells Fargo’s franchise will be potentially impacted over the longer term.

We believe Wells Fargo has been one of the world’s best run major banks. The company’s management has steered a sensible lending business that remained on a solid financial footing throughout the 2008-2009 banking crisis. It has a very strong core deposit franchise and benefits from economies of scale. The bank is expected to earn a return on tangible equity of about 14% this year, among the highest in the industry.

Cognizant Technology Solutions guided for weaker 2016 revenue growth, weighing on the company’s share price. Cognizant is an Information Technology company that provides solutions for software development and maintenance.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Bayer’s shares fell in the wake of its hostile takeover approach bid for Monsanto. This represented an unexpected and significant pivot away from the company’s previous strategy of primarily investing in the core healthcare unit. The level of surprise was further exacerbated as the strategic shift was spearheaded by a newly promoted CEO who had been portraying a message of continuity. The Monsanto bid was a clear change in the investment story, with the company’s future prospects now primarily reliant on the fate of a large, hostile M&A in the agricultural space. While we believed that Bayer was a high quality and undervalued company, given our preference to avoid large, transformative deals, we chose to allocate that capital to better opportunities.

Thank you for your investment in the Vontobel Global Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Vontobel International Equity Institutional Fund

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on January 2, 2015 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception
Vontobel International Equity Institutional Fund – Class I	8.06%	5.39%
MSCI All Country World ex-US Index	9.26%	0.24%

The Fund’s Class I Total Gross and Net Annual Operating Expense Ratio, as per the most recent Prospectus, is 1.80% and 0.95%, respectively. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

Data as at September 30, 2016. The Inception date of the Fund is January 2, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the MSCI All Country World ex-US Index. The Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed (excluding US) and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the one-year period ending September 30, 2016, the Vontobel International Equity Institutional Fund performed in-line with its benchmark, the MSCI All Country World ex-US Index (Total Return Net Dividends). On the sector level, a lack of exposure to Materials and Energy were the leading detractors from relative returns. Our underweight to Financials, combined with stock selection in the sector, contributed to relative results. Our stock selection in Information Technology, combined with an overweight to the sector, also added to relative performance.

Leading contributors to Fund absolute performance during the period were Philip Morris International, British American

Tobacco and SAP SE.

Investors were drawn to Philip Morris International as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company is also investing behind next generation products such as its heat-not-burn device, iQos.

British American Tobacco, with its stability and consistency of earnings, was also a top contributor. While based in the UK, its earnings come from outside of it. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as BAT reports its earnings in GBP. The company also reported solid 1Q2016 numbers, again, highlighting its strong business model even in volatile markets. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. The company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

SAP SE delivered 2Q16 results that exceeded consensus expectations as software licenses rebound and cloud subscription revenues remain strong, leading the company to reiterate its full year guidance. SAP is a leader in many

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

markets including mobile and analytics, and continues to gain share in other markets like in cloud computing. SAP aims to continue its track record through innovation and staying ahead of a constantly evolving market.

Leading detractors from Fund absolute performance during the period were Persimmon, Lloyds Banking Group and Bayer.

Persimmon was a bottom contributor. We continue to like Persimmon and we think it’s a strong business in a fundamentally strong industry in the UK, due to various structural reasons, including limited land, restrictive planning and a consolidated builder industry. But, due to the uncertainty around the effects of Brexit, concerns around continued volume growth and pricing of new home sales in the UK make it difficult to have visibility on Persimmon in the near and medium term. As a result, we sold the stock.

Lloyds Banking Group sold off in the last few days of June, following the Brexit referendum, as the resulting uncertainty raised the chance that the UK will slide into a recession. We continue to like Lloyds’s competitive position in the concentrated UK banking market. As the largest UK retail bank, Lloyds enjoys substantial economies of scale. Its operations are comprised of simple retail and commercial businesses. However, the macroeconomic environment in the UK will be challenging, as both consumer and business confidence will suffer from the uncertainty surrounding the UK’s relationship with the EU.

Bayer’s shares fell in the wake of its hostile takeover approach bid for Monsanto. This represented an unexpected and significant pivot away from the company’s previous strategy of primarily investing in the core healthcare unit. The level of surprise was further exacerbated as the strategic shift was spearheaded by a newly promoted CEO who had been portraying a message of continuity. The Monsanto bid was a clear change in the investment story, with the company’s future prospects now primarily reliant on the fate of a large, hostile M&A in the agricultural space. While we believed that Bayer was a high quality and undervalued company, given our preference to avoid large, transformative deals, we chose to allocate that capital to better opportunities.

Thank you for your investment in the Vontobel International Equity Institutional Fund. We are confident that the superior earnings profiles of the companies we seek will leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Matthew Benkendorf
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. Larger companies value may not rise as much as smaller companies and larger companies may be unable to respond quickly to competitive challenges. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.3%
Consumer Discretionary	7.7%
Kangwon Land, Inc.		3,581	$127,964
Las Vegas Sands Corp.		3,589	206,511
Matahari Department Store Tbk PT		133,614	189,671
Naspers Ltd. - Class N		2,089	362,039
New Oriental Education & Technology Group, Inc. - ADR(a)		2,753	127,629
			1,013,814
Consumer Staples	41.3%
Ambev S.A. - ADR		82,900	504,861
Amorepacific Corp.		811	286,834
Anheuser-Busch InBev S.A./N.V.		1,000	131,274
British American Tobacco Malaysia Bhd.		2,749	32,664
British American Tobacco PLC (Johannesburg Exchange)		12,101	773,399
Colgate-Palmolive India Ltd.		3,075	44,890
CP ALL PCL - REG		195,260	346,565
Fomento Economico Mexicano S.A.B. de C.V. - ADR		5,031	463,053
Hanjaya Mandala Sampoerna Tbk PT		539,125	163,683
Heineken N.V.		3,044	267,729
Hindustan Unilever Ltd.		13,542	176,767
ITC Ltd.		142,512	517,821
LG Household & Health Care Ltd.		229	198,658
President Chain Store Corp.		11,605	92,595
SABMiller PLC		8,398	483,791
Thai Beverage PCL		215,810	153,664
Unilever Indonesia Tbk PT		18,093	61,774
Unilever N.V. - CVA		8,659	399,443
Wal-Mart de Mexico S.A.B. de C.V.		136,763	300,332
			5,399,797
Energy	1.0%
Ultrapar Participacoes S.A.		5,904	129,003
Financials	21.4%
Bank Central Asia Tbk PT		181,211	218,664
Bank Pekao S.A.		3,956	128,528
BB Seguridade Participacoes S.A.		14,759	135,602

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B - ADR		16,970	$149,336
HDFC Bank Ltd.		36,040	691,020
Hong Kong Exchanges and Clearing Ltd.		1,865	49,198
Housing Development Finance Corp. Ltd.		25,899	543,808
Link REIT		28,636	211,292
Public Bank Bhd.		40,725	195,361
Remgro Ltd.		10,565	176,949
Samsung Fire & Marine Insurance Co. Ltd.		542	137,711
United Overseas Bank Ltd.		12,000	166,683
			2,804,152
Health Care	3.3%
Dr. Reddy’s Laboratories Ltd.		2,609	121,736
Mediclinic International PLC		10,510	127,054
Sun Pharmaceutical Industries Ltd.		16,982	189,893
			438,683
Industrials	1.5%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Class B		3,797	36,053
Korea Aerospace Industries Ltd.		2,235	155,112
			191,165
Information Technology	18.6%
Alibaba Group Holding Ltd. - ADR(a)		5,955	629,980
Cielo S.A.		28,179	281,690
NetEase, Inc. - ADR		1,233	296,882
Taiwan Semiconductor Manufacturing Co. Ltd.		30,335	177,907
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		5,931	181,429
Tata Consultancy Services Ltd.		8,335	305,162
Tencent Holdings Ltd.		20,064	555,937
			2,428,987
Telecommunication Services	2.5%
Telekomunikasi Indonesia Persero Tbk PT		1,006,461	333,388
TOTAL COMMON STOCKS (Cost $11,498,969)			12,738,989

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	3.7%
Northern Institutional
U.S. Government Select Portfolio, 0.25%		479,726	$479,726
TOTAL SHORT-TERM INVESTMENTS (Cost $479,726)			479,726
TOTAL INVESTMENTS (Cost $11,978,695)	101.0%		13,218,715
NET OTHER ASSETS (LIABILITIES)	(1.0)%		(132,440)
NET ASSETS	100.0%		$13,086,275

(a) Non-income producing security.

At September 30, 2016, the Vontobel Global Emerging Markets Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
India	19.8%
United Kingdom	12.7
China	12.3
Brazil	8.0
Indonesia	7.4
Mexico	7.3
South Korea	6.9
South Africa	5.1
Thailand	3.8
Taiwan	3.5
Netherlands	2.0
All other countries less than 2%	8.5
Total	97.3%

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	99.3%
Consumer Discretionary	13.6%
Amazon.com, Inc.(a)		1,479	$1,238,381
Dollar Tree, Inc.(a)		4,849	382,732
Naspers Ltd. - Class N		2,701	468,103
NIKE, Inc. - Class B		11,685	615,215
Priceline Group (The), Inc.(a)		443	651,870
Starbucks Corp.		10,964	593,591
TJX (The) Cos., Inc.		6,525	487,940
			4,437,832
Consumer Staples	32.3%
Alimentation Couche-Tard, Inc. - Class B		13,399	649,345
Altria Group, Inc.		20,726	1,310,505
Anheuser-Busch InBev S.A./N.V.		5,028	660,045
British American Tobacco PLC		22,831	1,460,097
Casey’s General Stores, Inc.		3,422	411,153
Coca-Cola (The) Co.		20,545	869,464
Nestle S.A. - REG		10,326	813,623
Philip Morris International, Inc.		13,181	1,281,457
Reckitt Benckiser Group PLC		13,943	1,313,956
Reynolds American, Inc.		17,484	824,371
SABMiller PLC		2,934	170,973
Unilever N.V. - CVA		17,120	789,752
			10,554,741
Financials	16.9%
American Tower Corp.		5,683	644,055
Berkshire Hathaway, Inc. - Class B(a)		6,379	921,574
HDFC Bank Ltd.		6,025	115,522
HDFC Bank Ltd. - ADR		15,565	1,118,968
Housing Development Finance Corp. Ltd.		48,341	1,015,028
M&T Bank Corp.		4,312	500,623
Wells Fargo & Co.		27,035	1,197,110
			5,512,880
Health Care	12.5%
Abbott Laboratories		14,292	604,409
Bristol-Myers Squibb Co.		8,000	431,360
Celgene Corp.(a)		6,534	682,999
Medtronic PLC		6,625	572,400
Roche Holding A.G. (Genusschein)		3,838	950,811

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
UnitedHealth Group, Inc.		5,916	$828,240
			4,070,219
Information Technology	22.4%
Alibaba Group Holding Ltd. - ADR(a)		4,849	512,976
Alphabet, Inc. - Class C(a)		1,841	1,430,991
Cognizant Technology Solutions Corp. - Class A(a)		10,649	508,064
Facebook, Inc. - Class A(a)		3,885	498,329
Mastercard, Inc.		12,681	1,290,545
PayPal Holdings, Inc.(a)		15,694	642,983
SAP S.E.		8,389	763,299
Tencent Holdings Ltd.		15,083	417,922
Visa, Inc. - Class A		15,085	1,247,529
			7,312,638
Materials	1.6%
Martin Marietta Materials, Inc.		2,939	526,404
TOTAL COMMON STOCKS (Cost $29,873,926)			32,414,714

SHORT-TERM INVESTMENTS	0.8%
Northern Institutional
U.S. Government Select Portfolio, 0.25%		268,047	268,047
TOTAL SHORT-TERM INVESTMENTS (Cost $268,047)			268,047
TOTAL INVESTMENTS (Cost $30,141,973)	100.1%		32,682,761
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(27,581)
NET ASSETS	100.0%		$32,655,180

(a)	Non-income producing security.

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

At September 30, 2016, the Vontobel Global Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United States	63.2%
United Kingdom	11.4
India	6.9
Switzerland	5.4
China	2.9
Germany	2.3
Belgium	2.0
All other countries less than 2%	5.2
Total	99.3%

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.2%
Consumer Discretionary	10.4%
Domino’s Pizza Group PLC		51,742	$250,338
Hermes International		434	176,575
Naspers Ltd. - Class N		2,569	445,227
Paddy Power Betfair PLC		2,235	252,826
Priceline Group (The), Inc.(a)		261	384,059
Shimano, Inc.		1,190	176,405
Sodexo S.A.		1,590	189,244
			1,874,674
Consumer Staples	42.1%
Alimentation Couche-Tard, Inc. - Class B		8,354	404,853
Anheuser-Busch InBev S.A./N.V.		2,755	361,659
British American Tobacco PLC		16,420	1,050,098
Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)		52	300,546
Diageo PLC		10,548	302,444
Imperial Brands PLC		8,269	426,231
ITC Ltd.		46,915	170,467
Japan Tobacco, Inc.		7,825	319,691
L’Oreal S.A.		1,458	275,263
Nestle S.A. - REG		9,086	715,919
Philip Morris International, Inc.		9,927	965,103
Reckitt Benckiser Group PLC		8,948	843,239
SABMiller PLC		7,110	414,320
Unicharm Corp.		12,301	318,640
Unilever N.V. - CVA		15,509	715,436
			7,583,909
Financials	10.2%
HDFC Bank Ltd.		9,726	186,484
HDFC Bank Ltd. - ADR		10,463	752,185
Housing Development Finance Corp. Ltd.		30,445	639,261
Lloyds Banking Group PLC		124,086	87,879
UBS Group A.G. - REG		12,111	164,451
			1,830,260

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Health Care	12.0%
Coloplast A/S - Class B		2,424	$187,973
CSL Ltd.		3,671	301,482
Essilor International S.A.		2,014	259,733
Grifols S.A.		13,287	286,280
Novo Nordisk A/S - Class B		7,581	315,866
Ramsay Health Care Ltd.		3,244	197,057
Roche Holding A.G. (Genusschein)		2,447	606,210
			2,154,601
Industrials	5.5%
Aena S.A.		1,951	287,764
Bureau Veritas S.A.		12,283	263,475
Canadian National Railway Co.		3,763	245,981
DCC PLC		2,091	190,635
			987,855
Information Technology	15.0%
Accenture PLC - Class A		3,048	372,374
Alibaba Group Holding Ltd. - ADR(a)		3,557	376,295
Alphabet, Inc. - Class C(a)		730	567,422
Mastercard, Inc.		4,514	459,390
SAP S.E.		6,144	559,030
Tencent Holdings Ltd.		13,047	361,509
			2,696,020
Real Estate	3.0%
Daito Trust Construction Co. Ltd.		1,895	302,847
Link REIT		32,382	238,931
			541,778
TOTAL COMMON STOCKS (Cost $15,590,089)			17,669,097

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	1.6%
Northern Institutional
U.S. Government Select Portfolio, 0.25%		293,121	$293,121
TOTAL SHORT-TERM INVESTMENTS (Cost $293,121)			293,121
TOTAL INVESTMENTS (Cost $15,883,210)	99.8%		17,962,218
NET OTHER ASSETS (LIABILITIES)	0.2%		28,694
NET ASSETS	100.0%		$17,990,912

(a)	Non-income producing security.

At September 30, 2016, the Vontobel International Equity Institutional Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF NET ASSETS
United Kingdom	22.7%
United States	13.2
Switzerland	9.9
India	9.7
France	6.5
Japan	6.2
Ireland	4.6
China	4.1
Canada	3.6
Spain	3.2
Germany	3.1
Denmark	2.8
Australia	2.8
South Africa	2.5
Belgium	2.0
All other countries less than 2%	1.3
Total	98.2%

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2016

	Vontobel	Vontobel	Vontobel
	Global Emerging Markets	Global Equity	International Equity
	Equity Institutional Fund	Institutional Fund	Institutional Fund

Assets:
Investments, at value (Cost: $11,978,695, $30,141,973, $15,883,210, respectively)	$13,218,715	$32,682,761	$17,962,218
Foreign currency (Cost: $38,575, $80,745, $60,469, respectively)	38,553	80,678	60,418
Receivable for dividends and interest	31,569	49,618	23,711
Reclaims receivable	—	17,810	36,328
Receivable for investments sold	40,592	1,462,127	2,606,131
Receivable for capital shares sold	64,120	64,005	27,137
Receivable from Investment Adviser	—	619	2,730
Prepaid expenses	1,076	574	305
Total Assets.	13,394,625	34,358,192	20,718,978
Liabilities:
Securities purchased payable	159,240	1,609,528	323,932
Capital shares redeemed payable	—	—	2,341,834
Investment advisory fees payable	6,657	—	—
Accounting and Administration fees payable	36,928	20,718	20,718
Regulatory and Compliance fees payable	7,570	26,614	16,088
Trustees fees payable	811	—	—
Deferred foreign capital gains taxes payable	17,344	5,391	—
Accrued expenses and other payable	79,800	40,761	25,494
Total Liabilities	308,350	1,703,012	2,728,066

Net Assets	$13,086,275	$32,655,180	$17,990,912
Class I Shares:
Net assets	$13,086,275	$32,655,180	$17,990,912
Shares of common stock outstanding	1,388,416	2,953,947	1,658,457
Net asset value per share	$9.43	$11.05	$10.85

Net Assets:
Paid in capital	$162,399,951	$30,155,398	$16,903,904
Accumulated net investment income (loss)	(8,427,635)	202,617	190,609
Accumulated net realized gains (losses)	(142,108,577)	(238,467)	(1,181,935)
Unrealized appreciation (depreciation)	1,222,536	2,535,632	2,078,334
Net assets	$13,086,275	$32,655,180	$17,990,912

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2016

	Vontobel	Vontobel	Vontobel
	Global Emerging Markets	Global Equity	International Equity
	Equity Institutional Fund	Institutional Fund	Institutional Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $296,124, $13,676, $25,831, respectively)	$3,659,555	$448,381	$395,909
Interest income	4,802	1,990	1,246
Total investment income	3,664,357	450,371	397,155
Operating expenses:
Investment advisory	3,329,856	163,371	155,498
Accounting and Administration	666,693	125,000	125,000
Regulatory and Compliance	141,882	48,144	31,092
Insurance	42,549	384	606
Trustees	17,429	8,370	5,443
Legal	30,666	8,243	5,419
Registration	6,896	25,693	19,735
Other	80,298	39,354	27,192
Total expenses	4,316,269	418,559	369,985
Expenses reduced by Investment Adviser	(67,356)	(208,054)	(172,637)
Net expenses	4,248,913	210,505	197,348
Net investment income (loss)	(584,556)	239,866	199,807
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(46,426,968)	(150,044)	(647,669)
Net realized gains (losses) from foreign currency transactions	(1,880,440)	(22,907)	(11,221)
Change in unrealized appreciation (depreciation) on investments (net of the change in deferred foreign capital gains taxes of $4,021, $(5,391), $ — , respectively)	57,932,633	2,555,580	2,230,392
Change in unrealized appreciation (depreciation) on foreign currency	4,607	238	(3,966)
Net realized and unrealized gains (losses) from investment activities	9,629,832	2,382,867	1,567,536
Change in Net Assets Resulting from Operations	$9,045,276	$2,622,733	$1,767,343

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30, 2016 and 2015

	Vontobel Global Emerging Markets Equity Institutional Fund		Vontobel Global Equity Institutional Fund		Vontobel International Equity Institutional Fund
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015(a)	September 30, 2016	September 30, 2015(a)
Increase (decrease) in net assets:
Operations:
Net investment income (losses)	$(584,556)	$12,675,790	$239,866	$117,842	$199,807	$261,622
Net realized gains (losses) from investment and foreign currency transactions	(48,307,408)	(72,967,286)	(172,951)	(86,932)	(658,890)	(498,031)
Change in unrealized appreciation (depreciation) on investments and foreign currency	57,937,240	(77,078,613)	2,555,818	(20,186)	2,226,426	(148,092)
Change in net assets resulting from operations	9,045,276	(137,370,109)	2,622,733	10,724	1,767,343	(384,501)
Dividends paid to shareholders:
From net investment income	(14,254,222)	(17,209,426)	(141,663)	—	(304,722)	—
Total dividends paid to shareholders	(14,254,222)	(17,209,426)	(141,663)	—	(304,722)	—
Capital Transactions (Class I Shares):

Proceeds from sale of shares	628,038,273	400,422,422	33,042,719	14,655,713	5,926,069	28,062,171
Value of shares issued to shareholders in reinvestment of dividends	13,783,603	17,091,301	66,746	—	201,734	—
Value of shares redeemed	(1,615,671,367)	(152,979,026)	(17,597,773)	(4,019)	(17,252,845)	(24,337)
Change in net assets from capital transactions	(973,849,491)	264,534,697	15,511,692	14,651,694	(11,125,042)	28,037,834
Change in net assets	(979,058,437)	109,955,162	17,992,762	14,662,418	(9,662,421)	27,653,333
Net Assets:
Beginning of period	992,144,712	882,189,550	14,662,418	—	27,653,333	—
End of period	$13,086,275	$992,144,712	$32,655,180	$14,662,418	$17,990,912	$27,653,333
Accumulated net investment income (loss)	$(8,427,635)	$2,518,628	$202,617	$127,272	$190,609	$303,372

Share Transactions (Class I Shares):
Sold	73,853,070	42,406,850	3,163,162	1,444,610	564,043	2,729,745
Reinvested	1,619,695	1,827,947	6,332	—	19,416	—
Redeemed	(190,837,432)	(17,565,488)	(1,659,783)	(374)	(1,652,357)	(2,390)
Change	(115,364,667)	26,669,309	1,509,711	1,444,236	(1,068,898)	2,727,355

(a) For the period January 2, 2015, commencement of operations, to September 30, 2015.

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
Vontobel Global Emerging Markets Equity Institutional Fund	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013(a)
Net asset value, beginning of period	$8.50	$9.79	$9.10	$10.00
Income (loss) from operations:
Net investment income (loss)	(0.01)(b)	0.12(b)	0.12	0.04
Net realized and unrealized gains (losses) from investments	1.07	(1.23)	0.63	(0.94)
Total from investment operations	1.06	(1.11)	0.75	(0.90)
Less distributions paid:
From net investment income	(0.13)	(0.18)	(0.06)	—
Total distributions paid	(0.13)	(0.18)	(0.06)	—
Change in net asset value	0.93	(1.29)	0.69	(0.90)
Net asset value, end of period	$9.43	$8.50	$9.79	$9.10
Total return(c)	12.59%	(11.49%)	8.32%	(9.00%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$13,086	$992,145	$882,190	$615,739
Ratio of net expenses to average net assets(d)	1.02%	0.98%	1.00%	1.08%
Ratio of net investment income to average net assets(d)	(0.14%)	1.24%	1.42%	1.36%
Ratio of gross expenses to average net assets	1.04%(e)	—	—	—
Portfolio turnover rate(c)	115.20%	26.76%	43.44%	5.01%

(a) For the period May 22, 2013, commencement of operations, to September 30, 2013.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) Represents the gross expense ratio for the year ended September 30, 2016. For the period from March 15, 2016 (implementation date of the expense limit) through September 30, 2016, the annualized gross expense was 1.38%.

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
	Year Ended	Period Ended
	September 30,	September 30,
Vontobel Global Equity Institutional Fund	2016	2015(a)
Net asset value, beginning of period	$10.15	$10.00
Income (loss) from operations:
Net investment income(b)	0.11	0.10
Net realized and unrealized gains (losses) from investments	0.86	0.05
Total from investment operations	0.97	0.15
Less distributions paid:
From net investment income	(0.07)	—
Total distributions paid	(0.07)	—
Change in net asset value	0.90	0.15
Net asset value, end of period	$11.05	$10.15
Total return(c)	9.56%	1.50%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$32,655	$14,662
Ratio of net expenses to average net assets(d)	0.90%	0.90%
Ratio of net investment income to average net assets(d)	1.03%	1.28%
Ratio of gross expenses to average net assets(d)	1.79%	2.27%
Portfolio turnover rate(c)	101.78%	39.00%

(a) For the period January 2, 2015, commencement of operations, to September 30, 2015.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I Shares
	Year Ended	Period Ended
	September 30,	September 30,
Vontobel International Equity Institutional Fund	2016	2015(a)
Net asset value, beginning of period	$10.14	$10.00
Income (loss) from operations:
Net investment income(b)	0.10	0.15
Net realized and unrealized gains (losses) from investments	0.71	(0.01)
Total from investment operations	0.81	0.14
Less distributions paid:
From net investment income	(0.10)	—
Total distributions paid	(0.10)	—
Change in net asset value	0.71	0.14
Net asset value, end of period	$10.85	$10.14
Total return(c)	8.06%	1.40%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$17,991	$27,653
Ratio of net expenses to average net assets(d)	0.95%	0.95%
Ratio of net investment income to average net assets(d)	0.97%	1.87%
Ratio of gross expenses to average net assets(d)	1.78%	1.80%
Portfolio turnover rate(c)	77.92%	30.76%

(a) For the period January 2, 2015, commencement of operations, to September 30, 2015.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

See notes to financial statements.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust registered March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund, (referred to individually as a “Fund” and collectively as the “Funds” or the “Vontobel Funds”) are each a series of the Trust and commenced operations on May 22, 2013, January 2, 2015, and January 2, 2015, respectively. The Funds are authorized to issue multiple classes of shares, however, only the Class I shares are currently being offered and have commenced operations. These financial statements and notes only relate to the Vontobel Funds.

The Funds are each diversified funds and have an investment objective of providing capital appreciation.

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.     Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The following is a summary of the valuation inputs used as of September 30, 2016 in valuing each Fund’s investments based upon the three fair value levels defined above:

Porfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Emerging Markets Equity
Institutional Fund
Common Stocks
Consumer Discretionary	$334,140	$679,674	$-	$1,013,814
Consumer Staples	1,268,246	4,131,551	-	5,399,797
Energy	129,003	-	-	129,003
Financials	284,938	2,519,214	-	2,804,152
Health Care	-	438,683	-	438,683
Industrials	36,053	155,112	-	191,165
Information Technology	1,389,981	1,039,006	-	2,428,987
Telecommunications Services	-	333,388	-	333,388
Short-Term Investments	479,726	-	-	479,726
Total Investments	$3,922,087	$9,296,628	$-	$13,218,715
Global Equity Institutional Fund
Common Stocks
Consumer Discretionary	$3,969,729	$468,103	$-	$4,437,832
Consumer Staples	5,346,295	5,208,446	-	10,554,741
Financials	4,382,330	1,130,550	-	5,512,880
Health Care	3,119,408	950,811	-	4,070,219
Information Technology	6,131,417	1,181,221	-	7,312,638
Materials	526,404	-	-	526,404
Short-Term Investments	268,047	-	-	268,047
Total Investments	$23,743,630	$8,939,131	$-	$32,682,761

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Porfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International Equity Institutional Fund
Common Stocks
Consumer Discretionary	$636,885	$1,237,789	$-	$1,874,674
Consumer Staples	1,670,502	5,913,407	-	7,583,909
Financials	752,185	1,078,075	-	1,830,260
Health Care	286,280	1,868,321	-	2,154,601
Industrials	797,220	190,635	-	987,855
Information Technology	1,775,481	920,539	-	2,696,020
Real Estate	-	541,778	-	541,778
Short-Term Investments	293,121	-	-	293,121
Total Investments	$6,211,674	$11,750,544	$-	$17,962,218

As of September 30, 2016, there were no Level 3 securities held by the Funds. The Funds disclose all transfers between levels based on valuations at the end of each reporting period. At September 30, 2016, the Funds had transfers as follows:

Transfers from Level 2 to Level 1
Portfolio	Value	Reason
International Equity Institutional
Fund
Common Stocks
Consumer Discretionary	$252,826	Foreign equity securities were valued at unadjusted quoted market prices.
Consumer Staples	300,546	Foreign equity securities were valued at unadjusted quoted market prices.
Industrials	263,475	Foreign equity securities were valued at unadjusted quoted market prices.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2016, the Funds did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Vontobel Global Emerging Markets Equity Institutional Fund’s federal tax returns filed for the tax years ended September 30, 2013, 2014 and 2015, and the Vontobel Global Equity Institutional and Vontobel International Equity Institutional Funds’ tax returns filed for the tax year ended 2015, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The Vontobel Global Emerging Markets Equity Institutional Fund and Vontobel Global Equity Institutional Fund paid $1,171,873 and $0, respectively, in capital gain taxes during the year. As of September 30, 2016, the Vontobel Global Emerging Markets Equity Institutional and the Vontobel Global Equity Institutional Funds’ accrued $17,344 and $5,391, respectively, in estimated capital gain taxes based on the Funds’ current investments.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.     Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser”) to provide investment advisory services to the Funds. Under the terms of the Agreement, the Funds pay the Adviser an annual fee based on each Fund’s daily net assets as set forth in the following table. The total fees incurred by the Funds pursuant to the Agreement are reflected as “Investment advisory” fees on the Statements of Operations. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses with underlying investment companies and extraordinary expenses) exceed the rates in the table below.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Fund	Class	Advisory Fee	Expense Limitation
Global Emerging Markets Equity Institutional Fund	Class I	0.80%	0.98%*
Global Equity Institutional Fund	Class I	0.70%	0.90%
International Equity Institutional Fund	Class I	0.75%	0.95%

* The expense limit was implemented beginning on March 15, 2016.

The expense limitation for the Funds are effective until January 28, 2017. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

For the year ended September 30, 2016, the Adviser waived and reimbursed expenses of $67,356, $208,054 and $172,637 for the Global Emerging Markets Equity Institutional Fund, the Vontobel Global Equity Institutional Fund and Vontobel International Equity Institutional Fund, respectively. These amounts may be subject to repayment to the Adviser until September 30, 2019. For the year ended September 30, 2015, the Adviser waived and reimbursed expenses of $125,708 and $118,672 for the Vontobel Global Equity Institutional Fund and Vontobel International Equity Institutional Fund, respectively. These amounts may be subject to repayment to the Adviser until September 30, 2018.

BHIL Distributors, LLC (“Distributor”, formerly BHIL Distributors, Inc.) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Effective May 1, 2016 the Adviser, at its own expense, pays the Distributor $50,000 annually and reimburses for certain out-of-pocket expenses incurred on behalf of the Funds. Effective August 1, 2016 the Distributor became a subsidiary of Foreside Financial Group, LLC.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the Funds’ daily net assets, and certain per account and transaction charges. Each Fund is subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statements of Operations.

Effective August 1, 2016 Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Foreside (and previously Beacon Hill) a tiered basis-point fee

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

based on the Funds’ daily net assets, subject to an overall Vontobel complex minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside and Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations. The acquisition of Beacon Hill by Foreside Financial Group, LLC and the assignment of the agreements to Foreside did not result in any changes to the services provided to the Trust.

Certain officers and Trustees of the Trust are affiliated with Foreside (or previously Beacon Hill), Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2016 the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $30,000 and reimbursement for certain expenses. Effective April 1, 2016, the Trust pays an annual retainer of $51,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2016, the aggregate Trustee compensation paid by the Trust was $121,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustees” expenses on the Statements of Operations.

C.     Investment Transactions

For the year ended September 30, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	Cost of Purchases	Proceeds from Sales
Global Emerging Markets Equity Institutional Fund	$468,892,944	$1,396,586,766
Global Equity Institutional Fund	37,986,351	22,075,266
International Equity Institutional Fund	15,282,876	21,692,706

D.     Federal Income Tax

As of September 30, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Emerging Markets Equity Institutional Fund	$12,241,190	$1,080,441	$(102,916)	$977,525
Global Equity Institutional Fund	30,428,809	2,667,661	(413,709)	2,253,952
International Equity Institutional Fund	16,074,379	2,070,996	(183,157)	1,887,839

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, real estate investment trusts and investments in certain foreign companies.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The tax character of distributions paid to shareholders during the tax year ended September 30, 2016 and 2015 for the Funds were as follows:

Global Emerging Markets Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2016	$14,254,222	$-	$14,254,222	$-	$14,254,222
2015	17,209,426	-	17,209,426	-	17,209,426

Global Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2016	$141,663	$-	$141,663	$-	$141,663
2015	-	-	-	-	-

International Equity Institutional Fund	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2016	$304,722	$-	$304,722	$-	$304,722
2015	-	-	-	-	-

For the period subsequent to October 31, 2015, through the fiscal year ended September 30, 2016, the following Funds incurred Post December ordinary losses and Post October specified losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
Global Emerging Markets Equity Institutional Fund	$8,315,203
Global Equity Institutional Fund	-
International Equity Institutional Fund	-

As of the tax year ended September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Global Emerging Markets Equity Institutional Fund	$-	$-	$-	$-	$(150,273,711)	$960,035	$(149,313,676)
Global Equity Institutional Fund	370,536	-	370,536	-	(119,555)	2,248,801	2,499,782
International Equity Institutional Fund	299,345	-	299,345	-	(1,099,758)	1,887,421	1,087,008

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

As of the tax year ended September 30, 2016, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Global Emerging Markets Equity Institutional Fund*	$70,127,388	$71,831,119
Global Equity Institutional Fund	119,555	-
International Equity Institutional Fund	1,099,758	-

* A significant portion of the capital loss carryover is subject to limitations under Section 382 of the Internal Revenue Service Code, and is available to the extent by the tax law to offset future net capital gain, if any.

E. Concentration by Ownership

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategy.

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2016

To the Board of Trustees and Shareholders of

The Vontobel Funds of the Advisers Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Advisers Investment Trust (comprising the Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel Global Equity Institutional Fund, and Vontobel International Equity Institutional Fund), (the “Funds”), as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods indicated therein and the financial highlights for each of the four years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds listed above constituting the Advisers Investment Trust at September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years or period indicated therein and the financial highlights for each of four years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

November 22, 2016

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

A. Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2016 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2016:

QDI Percentage
Global Emerging Markets Equity Institutional Fund	100.00%
Global Equity Institutional Fund	100.00
International Equity Institutional Fund	100.00

A percentage of the dividends distributed during the fiscal year for the Funds qualify for the dividends-received deduction for corporate shareholders:

Corporate DRD Percentage
Global Emerging Markets Equity Institutional Fund	-%
Global Equity Institutional Fund	74.64
International Equity Institutional Fund	12.20

The Fund intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	Foreign Tax Credit	Foreign Source Income
Global Emerging Markets Equity Institutional Fund	$-	$-
Global Equity Institutional Fund	-	-
International Equity Institutional Fund	0.013686	0.121863

ADVISERS INVESTMENT TRUST
VONTOBEL FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

B. Summary of Fund Holdings

Vontobel Global Emerging Markets Equity Institutional Fund

Market Exposure
Equity Securities	% of Net Assets
Aerospace/Defense	1.2%
Agriculture	11.4
Banks	11.8
Beverages	15.3
Chemicals	1.0
Commercial Services	3.1
Computers	2.3
Cosmetics/Personal Care	7.1
Diversified Financial Services	4.5
Engineering & Construction	0.3
Healthcare-Services	1.0
Holding Companies-Divers	1.4
Household Products/Wares	1.8
Insurance	2.1
Internet	9.1
Lodging	2.5
Media	2.8
Pharmaceuticals	2.4
REITS	1.6
Retail	7.1
Semiconductors	2.7
Software	2.3
Telecommunications	2.5
Total	97.3%

5 Largest Equity Positions
Issuer	% of Net Assets
British American Tobacco PLC (Johannesburg Exchange)	5.9%
HDFC Bank Ltd.	5.3
Alibaba Group Holding Ltd. - ADR	4.8
Tencent Holdings Ltd.	4.2
Housing Development Finance Corp. Ltd.	4.2
Total	24.4%

Advisers investment trust
VONTOBEL Funds
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Vontobel Global Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Agriculture	14.9%
Apparel	1.9
Banks	9.0
Beverages	5.2
Biotechnology	2.1
Building Materials	1.6
Commercial Services	2.0
Computers	1.6
Cosmetics/Personal Care	2.4
Diversified Financial Services	10.9
Food	2.5
Healthcare-Products	3.6
Healthcare-Services	2.5
Household Products/Wares	4.0
Insurance	2.8
Internet	14.6
Media	1.4
Pharmaceuticals	4.2
REITS	2.0
Retail	7.7
Software	2.4
Total	99.3%

5 Largest Equity Positions

Issuer	% of Net Assets
British American Tobacco PLC	4.5%
Alphabet, Inc. - Class C	4.4
Reckitt Benckiser Group PLC	4.0
Altria Group, Inc.	4.0
Mastercard, Inc.	4.0
Total	20.9%

Advisers investment trust
VONTOBEL Funds
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Vontobel International Equity Institutional Fund

Market Exposure

Equity Securities	% of Net Assets
Agriculture	16.3%
Apparel	1.0
Banks	6.6
Beverages	6.0
Biotechnology	1.7
Commercial Services	1.5
Computers	2.1
Cosmetics/Personal Care	7.3
Diversified Financial Services	6.1
Engineering & Construction	1.6
Entertainment	1.4
Food	5.6
Food Service	1.0
Healthcare-Products	2.5
Healthcare-Services	1.1
Household Products/Wares	4.7
Internet	9.4
Leisure Time	1.0
Media	2.5
Oil&Gas	1.0
Pharmaceuticals	6.7
Real Estate	1.7
REITS	1.3
Retail	3.6
Software	3.1
Transportation	1.4
Total	98.2%

5 Largest Equity Positions

Issuer	% of Net Assets
British American Tobacco PLC	5.8%
Philip Morris International, Inc.	5.3
Reckitt Benckiser Group PLC	4.7
HDFC Bank Ltd. - ADR	4.2
Nestle S.A. - REG	4.0
Total	24.0%

Advisers investment trust
VONTOBEL Funds
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

C. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2016 and held for the entire period through September 30, 2016.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Vontobel Global Emerging Markets Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	*Expenses Paid 4/1/16-9/30/16
Actual	0.98%	$1,000.00	$1,120.00	$5.19
Hypothetical	0.98%	$1,000.00	$1,020.10	$4.95

Vontobel Global Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	*Expenses Paid 4/1/16-9/30/16
Actual	0.90%	$1,000.00	$1,052.40	$4.62
Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55

Vontobel International Equity Institutional Fund

	Expense Ratio	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	*Expenses Paid 4/1/16-9/30/16
Actual	0.95%	$1,000.00	$1,035.30	$4.83
Hypothetical	0.95%	$1,000.00	$1,020.25	$4.80

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

Advisers investment trust
VONTOBEL Funds
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

D. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2016 (Unaudited)

E. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office /Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	13	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	13	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each Trustee is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215

2 The Trust consists of the various series of Advisers Investment Trust.

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2016 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Foreside Financial Group, LLC, 2016 - present; Managing Director, Secretary, General Counsel and Chief Compliance Officer, Beacon Hill Fund Services, Inc. 2008 to 2016; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to 2016	13	None
Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	13	None
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014	N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016	N/A	N/A

ADVISERS INVESTMENT TRUST VONTOBEL FUNDS ADDITIONAL INFORMATION September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office / Length of Time Served	Principal Occupation(s ) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Lori Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/July 2014 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2014 to 2016; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2013 to 2016; Senior Vice President, Citi Fund Services 1987 to 2013	N/A	N/A

1 The mailing address of each officer is 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

2 The Trust consists of the various series of Advisers Investment Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

Vontobel Funds

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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THE PAGE INTENTIONALLY LEFT BLANK

Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, NY 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, Ohio 45202

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2016

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

September 30, 2016

(This page has been intentionally left blank)

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

SHAREHOLDER LETTER

September 30, 2016

Dear Shareholder:

We are pleased to present the September 2016 Annual Report for the JOHCM Funds (the “Funds”), each a series of the Advisers Investment Trust. This report contains the results of operations during the year ended September 30, 2016.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina Tantra	Helen Vaughan
President and Trustee	Chief Operating Officer
Advisers Investment Trust	J O Hambro Capital Management Limited

i

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	13.55%	4.89%	1.39%	1.29%
Fund Class I Shares	13.54%	4.88%	1.50%	1.39%
Fund Class II Shares	13.35%	4.66%	1.65%	1.54%
MSCI AC Asia ex Japan Index	16.84%	3.37%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on March 28, 2014. Class I and II Shares commenced operations on June 25, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to achieve long-term capital appreciation through investment, both direct and indirect, in a diversified portfolio of Asia ex-Japan equity securities. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex-Japan.

The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies from the consumer, telecoms, infrastructure, internet or brand ownership sectors, which have market capitalisation of greater than US$500 million.

Performance

The Fund’s Institutional share class returned 13.55% for the 12-month period to September 30, 2016 versus a return of 16.84% achieved by its benchmark, the MSCI AC Asia ex Japan Index, for the same period.

The Fund underperformed over the period under review, in large part due to holding a large cash balance in strongly-performing markets, reflecting an initially cautious outlook which morphed into a more positive view towards the asset class as the period progressed. Stock selection was mildly positive in aggregate but unable to completely offset the negative effects from market allocation. Sectors of note include consumer discretionary, where stock selection was particularly strong. Information technology holdings also performed well, with Taiwanese lens-maker Largan Precision, a beneficiary of smartphones sales growth, being the portfolio’s best individual performer. China’s Weibo also made a solid contribution.

The main area of weakness was healthcare, where China Traditional Chinese Medicine underperformed, as did Indian pharmaceuticals stocks Glenmark Pharmaceuticals and Dr Reddy’s Laboratories. At the country level, being significantly overweight India was unhelpful but we remain upbeat about our holdings in India. Government policy has spurred deepening financial inclusion and rural demand growth. This coupled with a strong monsoon season this year should help bolster economic activity and Indian equities.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

iii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	16.64%	3.05%	1.38%	1.29%
Fund Class I Shares	16.54%	2.98%	1.49%	1.39%
Fund Class II Shares	16.42%	2.85%	1.66%	1.54%
MSCI Emerging Markets Index	16.79%	0.37%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on November 20, 2012. Class II Shares commenced operations on December 17, 2013. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares, the share class most similar to Class II. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

iv

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned 16.64% for the 12-month period to September 30, 2016 versus a return of 16.79% achieved by its benchmark, the MSCI Emerging Markets Index, for the same period.

The Fund employs a top-down approach; country selection is the starting point for portfolio construction. Nevertheless, it was stock selection rather than country allocation calls that generated positive performance, notably good stock picking within India, South Africa and South Korea, with Samsung Electronics, India’s Tata Motors and South African-listed internet media group Naspers among the portfolio’s top individual performers. Successful stock picking in these markets more than compensated for weakness in the portfolio’s Brazilian and Chinese holdings, where Tencent Holdings and China Life Insurance were both notable laggards.

Unusually country allocation was a headwind over the year, offsetting the helpful stock picking. In particular, a longstanding sizeable underweight position in Brazil was a negative influence upon the portfolio’s performance. Subsiding expectations over US interest rate rises, combined with a recovery in natural resources prices and optimism over domestic political change, led to a strong rally in Brazilian equities despite the country’s poor economic conditions. Having no exposure to the Indonesian market also detracted from relative returns. More brightly, the team’s decision to avoid any exposure to the Mexican stock market helped relative performance.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

v

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on December 17, 2014 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	24.13%	12.29%	4.61%	1.54%
Fund Class I Shares	24.08%	12.22%	4.76%	1.64%
MSCI Emerging Markets Small Cap Index	12.63%	2.74%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on December 17, 2014. Class I Shares commenced operations on January 28, 2016. Historical performance for Class I Shares prior to its inception is based on the performance of Institutional Class Shares. The performance of Class I Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Small Cap Index. The Index includes small cap representation across 23 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

vi

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned 24.13% for the 12-month period to September 30, 2016, versus a return of 12.63% achieved by its benchmark, the MSCI Emerging Markets Small Cap Index, for the same period.

Stock selection across a number of sectors underpinned the Fund’s significant outperformance, but the portfolio’s consumer discretionary significantly outshone the others. With the exception of a modest drag from a cash holding and a marginally negative headwind from telecommunications names, all sectors contributed positively, with stock winners including Bharat Financial in India, a beneficiary of government policies spurring deepening financial inclusion and increasing rural demand growth. Other stock winners included Tung Thih Electronic and Hanwha Techwin. By country, Taiwan, India, China, South Korea and Thailand were markets where stock picking was the most rewarding.

The team’s view on the emerging markets small-cap asset class remains very positive. Emerging market currencies are still relatively oversold on a historical basis and may continue to rebound. Additionally, the bottoming of emerging market equities relative to developed market equities earlier in the year, particularly among small-caps, should facilitate a more benign environment for performance for the remainder of 2016. It should also help to sustain the outperformance of emerging market small caps relative to both the larger emerging markets universe and developed markets equities.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

vii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	11.10%	9.27%	1.11%	1.08%
Fund Class I Shares	10.95%	9.19%	1.21%	1.18%
MSCI ACWI	11.96%	6.75%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on March 21, 2013.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to the Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

viii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 11.10% for the 12-month period to September 30, 2016 versus a return of 11.96% achieved by its benchmark, the MSCI AC World Index, for the same period.

The portfolio slightly underperformed the index as a result of negative stock selection effects, with weakness among healthcare (e.g., owning Concordia Healthcare and Endo International), information technology (e.g., owning First Solar and NXP Semiconductors) and energy (e.g., owning Crescent Point Energy) holdings. In contrast, the materials sector saw positive stock selection as holdings in the “shrink to grow” metals and mining business models like South32 added value. The portfolio’s sector exposures were helpful, most notably overweight positions in materials and information technology and underweight allocation to the financials sector, which considerably trailed the wider index.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ix

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $10,000 investment in the Fund Class I Shares from inception on July 29, 2009 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Five Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Return	Ratio *	Ratio *
Fund Class I Shares	14.70%	13.68%	11.18%	1.04%	1.04%
Fund Class II Shares	14.37%	13.39%	10.95%	1.32%	1.30%
MSCI EAFE Index	6.52%	7.39%	5.86%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

While Class I Shares of the Fund commenced operations on July 29, 2009, Class I Shares began investing consistent with its investment objective on July 30, 2009. Class II Shares commenced operations on March 31, 2010. Historical performance for Class II Shares prior to its inception is based on the performance of Class I Shares. The performance of Class II Shares has been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

x

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Class I shares returned 14.70% for the 12-month period to September 30, 2016 versus a return of 6.52% achieved by its benchmark, the MSCI EAFE Index, for the same period.

The Fund significantly outperformed the benchmark over the year, boosted by robust stock picking and complemented by positive sector exposure effects. Within materials, holdings in the ‘shrink to grow’ metals and mining business models like South32 and gold resources stocks Franco-Nevada and Newcrest Mining fared well, the latter aided a rising gold price. The consumer discretionary (e.g. owning Adidas and CyberAgent) and industrials (e.g., owning Gamesa Corp. Technologica and GEA Group) sectors were other areas of solid stock picking. The portfolio’s healthcare stocks did not fare so well, with Allergan and Endo International being the main individual detractors.

From a sector angle, a large overweight exposure to materials and information technology and being significantly underweight the challenged financials sector all proved helpful.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations. The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xi

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	11.54%	3.12%	1.28%	1.24%
Fund Class I Shares	11.44%	3.06%	1.39%	1.34%
Fund Class II Shares	11.28%	2.84%	1.56%	1.49%
MSCI ACWI ex USA Small Cap Index	13.38%	3.41%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares of the Fund commenced operations on October 1, 2013. Class II Shares commenced operations on November 18, 2013 and Class I Shares commenced operations on January 2, 2014. Historical performance for Class I and Class II Shares prior to their inception is based on the performance of the Institutional Class Shares. The performance of Class I and Class II Shares have been adjusted to reflect differences in expenses.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

xii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to seek long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $3 billion.

Performance

The Fund’s Institutional share class returned 11.54% versus a return of 13.38% achieved by its benchmark, the MSCI AC World ex USA Small Cap Index, for the same period.

The Fund’s underperformance was largely attributable to negative stock selection within industrials and consumer staples. An underweight materials position also hindered performance following good returns from metals and mining companies, helped by a recovery in commodities prices. Strong stock selection within healthcare and consumer discretionary, plus the favourable effects of being underweight financials, helped offset these detractors but was not enough to negate the relative underperformance.

Healthcare stocks Fleury and Choong Ang Vaccine Laboratory were the two top individual performers, whilst Stallergenes Greer, also within the healthcare sector, was the leading stock detractor.

From a regional angle, overall country allocations had a negligible impact upon performance. Stock picking was notably strong within Emerging Latin America and modestly beneficial in Japan but a headwind in other regions.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xiii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

JOHCM US Small Mid Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 31, 2014 to September 30, 2016

Cumulative Total Returns as of September 30, 2016

	One Year	Since Inception	Gross Expense	Net Expense
	Return	Return	Ratio *	Ratio *
Fund Institutional Shares	12.85%	5.17%	4.17%	0.99%
Fund Class I Shares	12.64%	5.07%	4.28%	1.09%
Russell 2500 Index	14.44%	5.11%	—	—

Data as at September 30, 2016. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Institutional Class Shares and Class I Shares of the Fund commenced operations on October 31, 2014.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2017.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Russell 2500 Index. The Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

xiv

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in U.S. equity securities with small and medium market capitalizations. Equity securities consist of common and preferred stock, rights and warrants. Small and medium capitalization companies generally are defined as companies with market capitalizations, at the time or purchase, below US $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase.

Performance

The Fund’s Institutional share class returned 12.85% for the 12-month period to September 30, 2016, versus a return of 14.44% achieved by its benchmark, the Russell 2500 Total Return Index, for the same period.

The Fund underperformed the benchmark over the period. Positive stock selection somewhat helped offset negative market allocation effects, principally the Fund’s small cash position in a strong-performing market and having zero exposure to the utilities sector. As in most markets, the persistently low interest rate structure in the U.S. led to outperformance from parts of the market with bond-like characteristics, such as utilities. The U.S. SMID team has a preference for genuine growth companies thus have been underweight utilities.

Turning to individual stocks, internet service provider Cogent Communications was the top performer over the last 12 months, whilst the main detractors were Signet Jewelers and Ralph Lauren.

Broad investment themes help to frame the team’s research efforts and influence the investable universe, although the investment process is ultimately driven by a bottom-up perspective that identifies companies with strong fundamentals and upside potential.

Risk Considerations

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility. The Fund may invest in American Depositary Receipts (“ADRs”) of foreign companies. Investing in ADRs poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xv

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ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	100.5%
China	20.4%
AAC Technologies Holdings, Inc.		860,175	$8,710,351
Anhui Conch Cement Co. Ltd. - Class H		2,015,633	5,563,608
Beijing Capital International Airport Co. Ltd. - Class H		9,105,050	10,379,473
China Life Insurance Co. Ltd. - Class H		2,184,000	5,692,805
PetroChina Co. Ltd. - Class H		7,432,000	4,939,179
Tencent Holdings Ltd.		737,300	20,429,241
Weibo Corp. - ADR(a)		197,961	9,925,765
			65,640,422
Hong Kong	15.1%
China Mobile Ltd.		1,521,500	18,680,754
China Traditional Chinese Medicine Holdings Co. Ltd.		5,322,848	2,757,297
CK Hutchison Holdings Ltd.		730,116	9,315,407
Sands China Ltd.		2,461,958	10,784,415
Sun Hung Kai Properties Ltd.		446,000	6,797,195
			48,335,068
India	20.6%
Amara Raja Batteries Ltd.		669,814	10,218,269
Asian Paints Ltd.		717,460	12,554,951
Bajaj Auto Ltd.		221,513	9,434,228
Cummins India Ltd.		375,402	5,118,186
Emami Ltd.		542,764	9,578,016
ICICI Bank Ltd. - ADR		651,383	4,865,831
Ramco Systems Ltd.(a)		601,795	4,168,735
Zee Entertainment Enterprises Ltd.		1,259,031	10,357,421
			66,295,637
Indonesia	10.0%
AKR Corporindo Tbk PT		18,808,203	9,331,743
Gudang Garam Tbk PT		2,135,237	10,175,606
Indofood CBP Sukses Makmur Tbk PT		17,430,770	12,684,911
			32,192,260
Philippines	1.0%
Universal Robina Corp.		890,151	3,277,833
South Korea	5.0%
KT&G Corp.		91,661	10,439,500
POSCO		27,166	5,594,891
			16,034,391
Taiwan	25.2%
Delta Electronics, Inc.		1,708,042	9,152,756
Giant Manufacturing Co. Ltd.		1,080,402	7,657,612
King Slide Works Co. Ltd.		587,848	7,617,961
Largan Precision Co. Ltd.		127,000	15,430,670
Makalot Industrial Co. Ltd.		1,270,065	6,093,115

See Notes to Financial Statements.

1

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Nien Made Enterprise Co. Ltd.		744,000	$9,639,771
PChome Online, Inc.		975,163	11,523,334
Taiwan Paiho Ltd.		1,751,762	6,289,513
Taiwan Semiconductor Manufacturing Co. Ltd.		1,287,000	7,547,941
			80,952,673
Thailand	3.2%
Thai Beverage PCL		14,269,630	10,160,464
TOTAL COMMON STOCKS (Cost $276,987,303)			322,888,748
TOTAL INVESTMENTS (Cost $276,987,303)	100.5%		322,888,748
NET OTHER ASSETS (LIABILITIES)	(0.5)%		(1,498,131)
NET ASSETS	100.0%		$321,390,617

(a) Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2016 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	18.8%
Consumer Staples	17.5
Energy	1.5
Financials	3.3
Health Care	0.9
Industrials	16.2
Information Technology	27.0
Materials	7.4
Real Estate	2.1
Telecommunication Services	5.8
Total	100.5%

See Notes to Financial Statements.

2

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets

Internet	13.0%
Agriculture	6.4
Electrical Component & Equipments	6.0
Telecommunications	5.8
Leisure Time	5.3
Food	5.0
Miscellaneous Manufacturing	4.8
Building Materials	4.7
Chemicals	3.9
Pharmaceuticals	3.8
Lodging	3.4
Engineering & Construction	3.2
Media	3.2
Beverages	3.2
Distribution/Wholesale	2.9
Holding Companies-Diversified	2.9
Electronics	2.7
Computers	2.4
Semiconductors	2.4
Real Estate	2.1
Textiles	2.0
Apparel	1.9
Insurance	1.8
Iron/Steel	1.8
Machinery-Diversified	1.6
Oil & Gas	1.5
Banks	1.5
Software	1.3
Total	100.5%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Tencent Holdings Ltd.	6.4%
China Mobile Ltd.	5.8
Largan Precision Co. Ltd.	4.8
Indofood CBP Sukses Makmur Tbk PT	3.9
Asian Paints Ltd.	3.9
Total	24.8%

See Notes to Financial Statements.

3

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	88.4%
Brazil	3.6%
BRF S.A.		108,507	$1,845,735
BRF S.A. - ADR		193,114	3,294,525
			5,140,260
China	11.3%
Alibaba Group Holding Ltd. - ADR(a)		44,123	4,667,772
China Construction Bank Corp. - Class H		1,769,660	1,320,831
China Petroleum & Chemical Corp. - ADR		15,719	1,160,848
ENN Energy Holdings Ltd.		348,720	1,702,065
Hengan International Group Co. Ltd.		308,623	2,570,040
Lenovo Group Ltd.		2,080,655	1,389,302
PICC Property & Casualty Co. Ltd. - Class H		800,717	1,338,888
Qinqin Foodstuffs Group Cayman Co. Ltd.(a)		60,825	22,345
Tencent Holdings Ltd.		49,279	1,365,431
Xinyi Solar Holdings Ltd.(a)		1,428,318	536,784
			16,074,306
Hong Kong	10.3%
China Mobile Ltd.		275,473	3,382,217
China Mobile Ltd. - ADR		46,430	2,856,374
China Overseas Land & Investment Ltd.		1,064,820	3,647,967
China Resources Land Ltd.		479,963	1,353,506
Haier Electronics Group Co. Ltd.		1,372,049	2,272,134
Johnson Electric Holdings Ltd.		431,266	1,107,429
			14,619,627
India	14.5%
Apollo Tyres Ltd.		479,382	1,589,752
Axis Bank Ltd.		304,853	2,491,830
HDFC Bank Ltd. - ADR		13,869	997,042
ICICI Bank Ltd. - ADR		517,225	3,863,671
ITC Ltd.		331,245	1,203,587
Reliance Industries Ltd.		120,124	1,959,830
Reliance Industries Ltd. - GDR(b)		35,738	1,172,206
Tata Motors Ltd. - ADR		110,622	4,422,668
Yes Bank Ltd.		148,621	2,814,719
			20,515,305
Jersey	2.9%
Randgold Resources Ltd.		41,110	4,133,490
Poland	1.2%
Eurocash S.A.		151,525	1,688,481

See Notes to Financial Statements.

4

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

	Percentage of Net Assets	Shares	Value
Russia	2.7%
M.Video PJSC		125,856	$688,018
MMC Norilsk Nickel PJSC - ADR		196,962	3,150,218
			3,838,236
South Africa	6.5%
Naspers Ltd. - Class N		53,438	9,261,199
South Korea	17.3%
Com2uSCorp(a)		14,178	1,291,186
Hyundai Motor Co.		5,102	629,979
LG Household & Health Care Ltd.		3,847	3,337,276
NAVER Corp.		2,751	2,208,368
Samsung Electronics Co. Ltd.		5,448	7,940,170
Samsung Electronics Co. Ltd. - GDR		3,463	2,493,754
SK Hynix, Inc.		114,780	4,200,757
Youngone Corp.		70,911	2,389,031
			24,490,521
Taiwan	16.4%
Cathay Financial Holding Co. Ltd.		2,470,261	3,174,927
Cleanaway Co. Ltd.		153,000	845,248
Fubon Financial Holding Co. Ltd.		964,060	1,432,507
Hon Hai Precision Industry Co. Ltd.		1,768,879	4,478,422
Largan Precision Co. Ltd.		11,004	1,337,001
MediaTek, Inc.		145,670	1,118,937
Novatek Microelectronics Corp.		499,073	1,767,025
Shin Kong Financial Holding Co. Ltd.(a)		6,215,620	1,366,780
Taiwan Semiconductor Manufacturing Co. Ltd.		676,000	3,964,575
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		84,670	2,590,055
Yungtay Engineering Co. Ltd.		763,546	1,137,726
			23,213,203
Thailand	1.7%
PTT Global Chemical PCL		78,953	134,470
PTT Global Chemical PCL - REG		1,317,732	2,234,249
			2,368,719
TOTAL COMMON STOCKS (Cost $113,705,628)			125,343,347
EQUITY-LINKED SECURITIES	2.1%
India	2.1%
ITC Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 5/22/18(b)		531,810	1,932,345
Reliance Industries Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 5/29/18(b)		61,132	997,372
			2,929,717
TOTAL EQUITY-LINKED SECURITIES (Cost $3,011,765)			2,929,717

See Notes to Financial Statements.

5

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	1.5%
South Korea	1.5%
Hyundai Motor Co. - REG - GDR		1,001	$45,243
Hyundai Motor Co. Ltd.		23,321	2,131,280
			2,176,523
TOTAL PREFERRED STOCKS (Cost $2,492,732)			2,176,523
TOTAL INVESTMENTS
(Cost $119,210,125)	92.0%		130,449,587
NET OTHER ASSETS (LIABILITIES)	8.0%		11,279,128
NET ASSETS	100.0%		$141,728,715

(a)     Non-income producing security.

(b)     Securities purchased in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depository Receipt

REG – Registered

At September 30, 2016 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	16.5%
Consumer Staples	11.2
Energy	3.7
Financials	13.3
Industrials	2.2
Information Technology	29.2
Materials	6.8
Real Estate	3.5
Telecommunication Services	4.4
Utilities	1.2
Total	92.0%

See Notes to Financial Statements.

6

ADVISERS INVESTMENT TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Semiconductors	17.0%
Banks	8.1
Internet	6.7
Media	6.5
Mining	5.1
Auto Manufacturers	5.1
Food	4.8
Telecommunications	4.4
Insurance	4.2
Oil & Gas	3.7
Real Estate	3.5
Electronics	3.2
Cosmetics/Personal Care	2.4
Agriculture	2.2
Healthcare-Products	1.8
Apparel	1.7
Chemicals	1.7
Home Furnishings	1.6
Gas	1.2
Auto Parts & Equipment	1.1
Diversified Financial Services	1.0
Computers	1.0
Miscellaneous Manufacturing	0.9
Machinery-Diversified	0.8
Electrical Components & Equipments	0.8
Environmental Control	0.6
Retail	0.5
Energy-Alternate Sources	0.4
Total	92.0%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Naspers Ltd. - Class N	6.5%
Samsung Electronics Co. Ltd.	5.6
Alibaba Group Holding Ltd. - ADR	3.3
Hon Hai Precision Industry Co. Ltd.	3.2
Tata Motors Ltd. - ADR	3.1
Total	21.7%

See Notes to Financial Statements.

7

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	82.4%
Argentina	1.8%
Arcos Dorados Holdings, Inc. - Class A(a)		4,437	$23,383
Pampa Energia S.A. - ADR(a)		2,759	89,392
			112,775
Brazil	4.5%
Cosan Ltd. - Class A		14,939	106,814
EcoRodovias Infraestrutura e Logistica S.A.(a)		22,700	62,052
Embraer S.A. - ADR(a)		467	8,060
Lojas Renner S.A.(a)		6,600	49,660
Mahle-Metal Leve S.A.		2,600	18,548
Tupy S.A.(a)		4,700	20,131
Via Varejo S.A.		8,000	15,670
			280,935
Canada	1.8%
Africa Oil Corp.(a)		21,249	33,527
Gran Tierra Energy, Inc.(a)		26,196	78,850
			112,377
Chile	0.3%
SONDA S.A.		10,233	19,824
China	14.2%
BYD Electronic International Co. Ltd.		88,000	73,946
Changyou.com Ltd. - ADR(a)		2,402	65,454
China Lodging Group Ltd. - ADR		946	42,655
China Maple Leaf Educational Systems Ltd.		72,000	67,243
Cogobuy Group(a)(b)		41,000	67,946
Geely Automobile Holdings Ltd.		80,000	72,004
Huaneng Renewables Corp. Ltd. - Class H		210,000	73,460
Li Ning Co. Ltd.(a)		50,000	34,432
Minth Group Ltd.		18,000	63,747
O-Net Technologies Group Ltd.(a)		54,182	28,752
Shenzhen Expressway Co. Ltd. - Class H		27,681	29,217
Silergy Corp.		5,053	74,766
Sinosoft Technology Group Ltd.		69,600	33,865
Sunny Optical Technology Group Co. Ltd.		15,000	74,655
TAL Education Group - ADR(a)		520	36,837
Xinyi Solar Holdings Ltd.(a)		130,000	48,856
			887,835
Czech Republic	0.8%
Moneta Money Bank A.S.(a)(b)		15,398	49,150
France	0.9%
Vicat S.A.		852	55,014

See Notes to Financial Statements.

 8

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

	Percentage of Net Assets	Shares	Value
Greece	1.0%
Alpha Bank A.E.(a)		17,880	$29,922
JUMBO S.A.		2,546	31,767
			61,689
Hong Kong	8.1%
Guotai Junan International Holdings Ltd.		241,000	92,171
Kingboard Chemical Holdings Ltd.		32,500	98,992
Man Wah Holdings Ltd.		90,000	57,977
Pou Sheng International Holdings Ltd.		236,000	78,334
SJM Holdings Ltd.		87,000	64,348
Summit Ascent Holdings Ltd.(a)		120,000	40,711
Texhong Textile Group Ltd.		23,000	30,889
Tongda Group Holdings Ltd.		70,000	17,044
Value Partners Group Ltd.		29,000	29,859
			510,325
Hungary	1.0%
Richter Gedeon Nyrt.		3,064	62,262
Indonesia	4.0%
Adaro Energy Tbk PT		873,126	81,291
Bank Tabungan Negara Persero Tbk PT		582,300	85,855
Ciputra Development Tbk PT		355,600	43,472
Waskita Karya Persero Tbk PT		198,600	40,086
			250,704
Malaysia	0.6%
Karex Bhd.		63,363	37,727
Mexico	2.4%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR(a)		1,615	28,085
Corp. Inmobiliaria Vesta S.A.B. de C.V.		32,164	44,373
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.		4,288	25,284
Megacable Holdings S.A.B. de C.V. - CPO		13,624	52,220
			149,962
Poland	2.6%
Asseco Poland S.A.		1,457	21,278
Orange Polska S.A.		65,210	102,553
PKP Cargo S.A.(a)		4,066	40,524
			164,355
Russia	1.1%
Mail.Ru Group Ltd. - REG - GDR(a)		1,834	32,136
Yandex N.V. - Class A(a)		1,676	35,280
			67,416
South Africa	1.6%
Barloworld Ltd.		8,909	54,207
Nampak Ltd.		18,084	25,660
Royal Bafokeng Platinum Ltd.(a)		4,791	17,919
			97,786

See Notes to Financial Statements.

 9

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

	Percentage of Net Assets	Shares	Value
South Korea	11.0%
Advanced Process Systems Corp.(a)		1,780	$39,663
Hanwha Techwin Co. Ltd.		2,267	131,104
Hugel, Inc.(a)		71	27,492
Jusung Engineering Co. Ltd.(a)		5,349	51,308
Kolon Industries, Inc.		679	51,179
Mando Corp.		458	103,208
SK Materials Co. Ltd.		698	100,542
Soulbrain Co. Ltd.		1,456	81,083
Viatron Technologies, Inc.		1,975	50,249
Vieworks Co. Ltd.		910	53,732
			689,560
Switzerland	0.9%
Luxoft Holding, Inc.(a)		471	24,892
Oriflame Holding A.G.(a)		801	29,374
			54,266
Taiwan	16.2%
Basso Industry Corp.		20,000	63,807
Chin-Poon Industrial Co. Ltd.		29,000	64,801
Chroma ATE, Inc.		31,000	83,435
E Ink Holdings, Inc.		16,000	12,356
Egis Technology, Inc.(a)		12,000	87,966
Formosa Laboratories, Inc.		2,000	5,785
Global PMX Co. Ltd.		16,000	77,166
Gourmet Master Co. Ltd.		8,400	83,872
Grape King Bio Ltd.		2,000	16,628
Himax Technologies, Inc. - ADR		4,245	36,465
Macauto Industrial Co. Ltd.		15,000	99,689
Silicon Motion Technology Corp. - ADR		1,818	94,154
Sinbon Electronics Co. Ltd.		21,629	49,799
TCI Co. Ltd.		6,000	33,292
Tung Thih Electronic Co. Ltd.		7,000	97,926
TYC Brother Industrial Co. Ltd.		51,000	62,147
Wistron NeWeb Corp.		14,000	44,346
			1,013,634
Thailand	2.8%
Beauty Community PCL - REG		104,200	28,569
Kiatnakin Bank PCL		4,300	6,598
Kiatnakin Bank PCL - REG		37,100	56,747
Krungthai Card PCL		4,400	18,803
Krungthai Card PCL - REG		10,200	43,420
Taokaenoi Food & Marketing PCL - REG		40,700	24,079
			178,216

See Notes to Financial Statements.

 10

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

	Percentage of Net Assets	Shares	Value
Turkey	1.8%
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.		41,698	$39,482
Trakya Cam Sanayii A.S.		35,575	29,579
Yazicilar Holding A.S. - Class A		10,714	46,537
			115,598
United Arab Emirates	0.6%
NMC Health PLC		1,988	35,263
United Kingdom	0.3%
Centamin PLC		9,825	18,848
United States	2.1%
Bizlink Holding, Inc.		15,737	82,397
Nexteer Automotive Group Ltd.		21,000	27,383
Tahoe Resources, Inc.		1,988	25,506
			135,286
TOTAL COMMON STOCKS (Cost $4,375,735)			5,160,807
EQUITY-LINKED SECURITIES	14.3%
China	1.1%
Huangshan Tourism Development Co. Ltd., Issued by
CLSA Global Markets Pte. Ltd., Maturity Date 11/9/20(b)		25,890	67,504
India	13.2%
Bharat Financial Inclusion Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 11/5/18(a)(b)		13,207	175,536
Biocon Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 4/22/21(b)		7,350	103,252
eClerx Services Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 11/13/20(b)		2,190	49,524
Jain Irrigation Systems Ltd., Issued by Deutsche Bank AG London,
Maturity Date 8/26/26(b)		45,360	61,327
Jamna Auto Industries Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 6/17/21(b)		27,256	85,869
LIC Housing Finance Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 3/28/19(b)		8,318	72,541
PNC Infratech Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 6/1/21(b)		29,744	52,143
PVR Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 6/19/20(a)(b)		3,303	58,928
Rural Electrification Corp., Issued by Deutsche Bank AG London,
Maturity Date 3/12/18(b)		25,348	45,925
Shriram Transport Finance Co. Ltd., Issued by Merrill Lynch Intl. & Co.,
Maturity Date 1/30/19(b)		2,833	49,617
Voltas Ltd., Issued by CLSA Global Markets Pte Ltd.,
Maturity Date 5/28/20(b)		12,414	71,008
			825,670
TOTAL EQUITY-LINKED SECURITIES (Cost $734,444)			893,174

See Notes to Financial Statements.

 11

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	1.6%
Brazil	1.6%
Bradespar S.A.(a)		6,762	$20,293
Suzano Papel e Celulose S.A. - Class A		25,700	82,739
			103,032
TOTAL PREFERRED STOCKS (Cost $92,438)			103,032
TOTAL INVESTMENTS
(Cost $5,202,617)	98.3%		6,157,013
NET OTHER ASSETS (LIABILITIES)	1.7%		104,129
NET ASSETS	100.0%		$6,261,142

(a)	Non-income producing security.

(b)	Securities purchased in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

CPO – Certificados de Partcipatión Ordinario

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2016 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	26.9%
Consumer Staples	2.3
Energy	4.8
Financials	12.1
Health Care	5.2
Industrials	12.8
Information Technology	21.0
Materials	7.6
Real Estate	1.4
Telecommunication Services	1.6
Utilities	2.6
Total	98.3%

See Notes to Financial Statements.

 12

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Auto Parts & Equipment	10.5%
Diversified Financial Services	8.4
Electronics	7.3
Retail	6.0
Miscellaneous Manufacturing	4.9
Semiconductors	4.3
Telecommunications	4.0
Chemicals	3.7
Banks	3.6
Commercial Services	3.2
Electric	2.6
Software	2.4
Engineering & Construction	2.4
Aerospace/Defense	2.2
Internet	2.2
Pharmaceuticals	2.2
Food	2.1
Biotechnology	2.1
Oil & Gas	1.8
Lodging	1.7
Holding Companies-Diversified	1.6
Building Materials	1.5
Real Estate	1.4
Forest Products & Paper	1.3
Coal	1.3
Auto Manufacturers	1.2
Leisure Time	1.1
Computers	1.1
Hand/Machine Tools	1.0
Mining	1.0
Entertainment	0.9

Market Exposure (Unaudited), continued
Equity and Equity-Linked Securities	% of Net Assets
Cosmetics/Personal Care	0.9%
Healthcare-Products	0.9
Media	0.8
Energy-Alternate Sources	0.8
Transportation	0.6
Home Builders	0.6
Healthcare-Services	0.6
Apparel	0.5
Airlines	0.4
Packaging & Containers	0.4
Investment Companies	0.3
Beverages	0.3
Home Furnishings	0.2
Total	98.3%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Bharat Financial Inclusion Ltd., Issued by
Merrill Lynch Intl. & Co.,
Maturity Date 11/5/18	2.8%
Hanwha Techwin Co. Ltd.	2.1
Cosan Ltd. - Class A	1.7
Biocon Ltd., Issued by
CLSA Global Markets Pte Ltd.,
Maturity Date 4/22/21	1.7
Mando Corp.	1.6
Total	9.9%

See Notes to Financial Statements.

 13

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.7%
Australia	5.9%
BHP Billiton PLC		599,729	$9,013,854
Newcrest Mining Ltd.		437,304	7,264,925
South32 Ltd.		4,518,826	8,372,954
			24,651,733
Brazil	3.7%
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros(a)		1,361,163	7,035,700
Kroton Educacional S.A.		1,804,504	8,206,452
			15,242,152
Canada	7.4%
Canadian Natural Resources Ltd.		253,222	8,094,920
Crescent Point Energy Corp.		513,781	6,774,962
First Quantum Minerals Ltd.		915,257	7,576,273
Franco-Nevada Corp.		117,362	8,200,083
			30,646,238
China	1.9%
Tencent Holdings Ltd.		292,202	8,096,385
Denmark	2.0%
Vestas Wind Systems A/S		102,147	8,439,315
France	3.8%
Danone S.A.		103,346	7,665,422
TOTAL S.A.		175,883	8,336,354
			16,001,776
Germany	8.2%
adidas A.G.		48,026	8,335,276
Infineon Technologies A.G.		511,030	9,118,422
SAP S.E.		95,496	8,688,992
Siemens A.G. - REG		69,184	8,098,888
			34,241,578
Hong Kong	2.1%
Hong Kong Exchanges and Clearing Ltd.		330,780	8,725,791
Ireland	2.1%
Accenture PLC - Class A		71,790	8,770,584
Israel	1.7%
CyberArk Software Ltd.(a)		145,292	7,202,125
Japan	6.1%
Kao Corp.		162,278	9,140,461
Nippon Telegraph & Telephone Corp.		176,097	8,042,418
NTT DOCOMO, Inc.		320,995	8,138,608
			25,321,487

See Notes to Financial Statements.

 14

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Netherlands	1.8%
Koninklijke Ahold Delhaize N.V.		331,553	$7,552,538
South Korea	4.2%
NAVER Corp.		10,880	8,733,932
POSCO		42,603	8,774,172
			17,508,104
United Kingdom	4.5%
IHS Markit Ltd.(a)		209,837	7,879,379
Reckitt Benckiser Group PLC		24,264	2,286,584
Rio Tinto PLC		256,345	8,529,883
			18,695,846
United States	37.3%
Alcoa, Inc.		746,912	7,573,688
Allscripts Healthcare Solutions, Inc.(a)		660,496	8,698,732
Alphabet, Inc. - Class C(a)		11,149	8,666,006
CBOE Holdings, Inc.		119,702	7,762,675
Citrix Systems, Inc.(a)		96,805	8,249,722
CME Group, Inc.		78,723	8,228,128
Edwards Lifesciences Corp.(a)		76,913	9,272,631
Facebook, Inc. - Class A(a)		66,190	8,490,191
Intercontinental Exchange, Inc.		29,595	7,971,709
International Flavors & Fragrances, Inc.		61,036	8,726,317
Intuit, Inc.		73,804	8,119,178
McCormick & Co., Inc. (Non Voting)		82,040	8,197,437
Microsoft Corp.		150,475	8,667,360
Nasdaq, Inc.		119,803	8,091,495
Newmont Mining Corp.		191,802	7,535,901
NextEra Energy, Inc.		65,317	7,989,575
Occidental Petroleum Corp.		111,192	8,108,121
Oracle Corp.		200,074	7,858,907
Walgreens Boots Alliance, Inc.		93,990	7,577,474
			155,785,247
TOTAL COMMON STOCKS (Cost $343,626,883)			386,880,899
TOTAL INVESTMENTS
(Cost $343,626,883)	92.7%		386,880,899
NET OTHER ASSETS (LIABILITIES)	7.3%		30,501,367
NET ASSETS	100.0%		$417,382,266

(a) Non-income producing security.

Abbreviations:
REG - Registered

See Notes to Financial Statements.

 15

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

At September 30, 2016 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	4.0%
Consumer Staples	10.2
Energy	7.5
Financials	11.5
Health Care	4.3
Industrials	5.8
Information Technology	24.1
Materials	19.5
Telecommunication Services	3.9
Utilities	1.9
Total	92.7%

See Notes to Financial Statements.

 16

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Mining	15.4%
Software	13.8
Diversified Financial Services	11.5
Internet	8.1
Oil & Gas	7.5
Food	5.6
Telecommunications	3.9
Commercial Services	3.9
Healthcare-Products	2.2
Cosmetics/Personal Care	2.2
Semiconductors	2.2
Iron/Steel	2.1
Computers	2.1
Chemicals	2.1
Energy/Alternate Sources	2.0
Apparel	2.0
Miscellaneous Manufacturing	1.9
Electric	1.9
Retail	1.8
Household Products/Wares	0.5
Total	92.7%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Edwards Lifesciences Corp.	2.2%
Kao Corp.	2.2
Infineon Technologies A.G.	2.2
BHP Billiton PLC	2.2
POSCO	2.1
Total	10.9%

See Notes to Financial Statements.

 17

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	81.1%
Australia	2.6%
Amcor Ltd.		4,339	$50,453
Finland	3.2%
Wartsila OYJ Abp		1,429	64,319
France	6.0%
Safran S.A.		559	40,194
Sanofi		1,046	79,697
			119,891
Germany	2.5%
SAP S.E.		549	49,952
Hong Kong	2.5%
China Mobile Ltd.		4,000	49,111
Italy	2.0%
Enel S.p.A.		9,030	40,274
Japan	22.9%
Ain Holdings, Inc.		900	61,287
Inpex Corp.		10,600	96,103
Japan Tobacco, Inc.		2,200	89,881
Mandom Corp.		1,100	50,291
Nippon Telegraph & Telephone Corp.		1,300	59,372
Qol Co. Ltd.		2,800	40,388
Sugi Holdings Co. Ltd.		1,100	59,658
			456,980
Netherlands	3.0%
Wolters Kluwer N.V.		1,400	59,912
Portugal	2.6%
Galp Energia SGPS S.A.		3,823	52,266
Switzerland	12.6%
Burckhardt Compression Holding A.G.		182	51,565
Cie Financiere Richemont S.A. - REG		817	49,745
Swisscom A.G. - REG		104	49,372
Syngenta A.G. - REG		114	49,849
Wolseley PLC		903	50,900
			251,431
United Kingdom	21.2%
Capita PLC		8,460	73,482
Cobham PLC		22,884	49,793
Compass Group PLC		2,583	50,091
National Grid PLC		3,460	48,901
RELX N.V.		2,822	50,675
Travis Perkins PLC		2,504	50,040

See Notes to Financial Statements.

18

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage
	of Net
	Assets	Shares	Value
Ultra Electronics Holdings PLC		2,182	$50,147
Unilever N.V. - CVA		1,079	49,775
			422,904
TOTAL COMMON STOCKS (Cost $1,624,136)			1,617,493
EQUITY-LINKED SECURITIES	2.0%
India	2.0%
Tata Consultancy Services Ltd., Issued by CLSA Global Markets Pte Ltd., Maturity Date 10/7/19(a)		1,097	40,051
TOTAL EQUITY-LINKED SECURITIES (Cost $40,183)			40,051
TOTAL INVESTMENTS
(Cost $1,664,319)	83.1%		1,657,544
NET OTHER ASSETS (LIABILITIES)	16.9%		337,715
NET ASSETS	100.0%		$1,995,259

(a)	Securities purchased in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

REG – Registered

At September 30, 2016 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	5.0%
Consumer Staples	17.6
Energy	7.5
Health Care	4.0
Industrials	27.1
Information Technology	4.5
Materials	5.0
Telecommunication Services	7.9
Utilities	4.5
Total	83.1%

See Notes to Financial Statements.

19

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Retail	10.0%
Telecommunications	7.9
Oil & Gas	7.5
Aerospace/Defense	7.0
Commercial Services	6.2
Cosmetics/Personal Care	5.0
Agriculture	4.5
Pharmaceuticals	4.0
Miscellaneous Manufacturing	3.2
Healthcare-Services	3.1
Media	3.0
Machinery-Diversified	2.6
Distribution/Wholesale	2.6
Packaging & Containers	2.5
Food Service	2.5
Software	2.5
Chemicals	2.5
Gas	2.5
Electric	2.0
Computers	2.0
Total	83.1%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Inpex Corp.	4.8%
Japan Tobacco, Inc.	4.5
Sanofi	4.0
Capita PLC	3.7
Wartsila OYJ Abp	3.2
Total	20.2%

See Notes to Financial Statements.

20

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	91.4%
Australia	7.6%
BHP Billiton Ltd.		4,940,267	$85,466,905
Caltex Australia Ltd.		3,045,932	80,404,959
Newcrest Mining Ltd.		4,509,236	74,911,876
South32 Ltd.		46,204,450	85,612,442
			326,396,182
Canada	3.6%
Agnico Eagle Mines Ltd.		1,393,113	75,339,279
Franco-Nevada Corp.		1,130,254	78,965,724
			154,305,003
China	1.9%
Tencent Holdings Ltd.		2,953,383	81,832,866
Denmark	3.9%
DONG Energy A/S(a)(b)		2,010,353	83,620,132
Vestas Wind Systems A/S		1,019,607	84,239,229
			167,859,361
France	5.5%
Danone S.A.		1,044,654	77,484,506
L’Oreal S.A.		421,215	79,523,328
TOTAL S.A.		1,707,012	80,907,512
			237,915,346
Germany	15.1%
adidas A.G.		484,347	84,062,091
Deutsche Boerse A.G.(b)		940,413	76,147,098
GEA Group A.G.		1,503,471	83,395,416
Henkel A.G. & Co. KGaA		661,302	76,964,399
Infineon Technologies A.G.		4,889,478	87,244,040
SAP S.E.		935,287	85,099,912
Siemens A.G. - REG		694,963	81,354,467
Vonovia S.E.		2,031,339	76,918,442
			651,185,865
Hong Kong	2.1%
Hong Kong Exchanges and Clearing Ltd.		3,351,185	88,402,386
Ireland	2.1%
Accenture PLC - Class A		734,075	89,681,943
Israel	2.0%
Check Point Software Technologies Ltd.(b)		1,102,529	85,567,276
Japan	19.7%
CyberAgent, Inc.		3,069,698	91,083,647
Daiichi Sankyo Co. Ltd.		3,566,299	85,436,042
Japan Exchange Group, Inc.		5,475,943	85,685,578

See Notes to Financial Statements.

21

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage
	of Net
	Assets	Shares	Value
Kao Corp.		1,589,531	$89,531,833
KDDI Corp.		2,630,279	80,940,426
Nippon Steel & Sumitomo Metal Corp.		3,985,388	81,835,682
Nippon Telegraph & Telephone Corp.		1,733,245	79,157,970
NTT DOCOMO, Inc.		3,108,605	78,816,544
Recruit Holdings Co. Ltd.		2,217,825	90,222,969
Sekisui House Ltd.		4,829,900	82,219,158
			844,929,849
Netherlands	5.3%
Koninklijke Ahold Delhaize N.V.		3,185,635	72,566,465
Koninklijke DSM N.V.		1,057,541	71,425,231
Royal Dutch Shell PLC - Class B		3,205,746	83,176,631
			227,168,327
Norway	1.9%
Norsk Hydro ASA		18,724,725	80,781,489
Spain	6.0%
Amadeus IT Group S.A. - Class A		1,805,336	90,194,532
Gamesa Corp. Tecnologica S.A.		3,669,279	87,857,969
Grifols S.A.		3,709,077	79,915,228
			257,967,729
Sweden	1.4%
Boliden A.B.		2,642,571	62,053,413
Switzerland	5.8%
Actelion Ltd. - REG(b)		502,645	87,021,537
Givaudan S.A. - REG		36,535	74,303,576
LafargeHolcim Ltd. - REG(b)		1,645,745	88,836,510
			250,161,623
United Kingdom	7.5%
BP PLC		13,442,752	78,292,572
London Stock Exchange Group PLC		2,187,079	79,373,909
Reckitt Benckiser Group PLC		233,662	22,019,772
Rio Tinto PLC		2,505,490	83,370,213
Vodafone Group PLC		21,122,629	60,566,562
			323,623,028

See Notes to Financial Statements.

22

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage
	of Net
	Assets	Shares	Value
TOTAL COMMON STOCKS (Cost $3,467,443,212)
PREFERRED STOCKS	1.9%		$3,929,831,686
Brazil	1.9%
Telefonica Brasil S.A.		5,668,866	81,839,171
TOTAL PREFERRED STOCKS (Cost $84,945,393)			81,839,171
TOTAL INVESTMENTS
(Cost $3,552,388,605)	93.3%		4,011,670,857
NET OTHER ASSETS (LIABILITIES)	6.7%		289,409,158
NET ASSETS	100.0%		$4,301,080,015

(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Non-income producing security.

Abbreviations:

REG - Registered

At September 30, 2016 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	6.0%
Consumer Staples	9.7
Energy	7.5
Financials	7.7
Health Care	5.9
Industrials	9.9
Information Technology	12.1
Materials	21.9
Real Estate	1.8
Telecommunication Services	8.9
Utilities	1.9
Total	93.3%

See Notes to Financial Statements.

23

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Mining	14.6%
Telecommunications	8.9
Diversified Financial Services	7.7
Oil & Gas	7.5
Software	6.1
Pharmaceuticals	5.9
Internet	4.0
Cosmetics/Personal Care	3.9
Food	3.5
Chemicals	3.4
Household Products/Wares	2.3
Commercial Services	2.1
Computers	2.1
Building Materials	2.1
Electrical Components & Equipments	2.0
Semiconductors	2.0
Energy-Alternate Sources	2.0
Apparel	1.9
Electric	1.9
Machinery-Diversified	1.9
Home Builders	1.9
Iron/Steel	1.9
Miscellaneous Manufacturing	1.9
Real Estate	1.8
Total	93.3%

5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
CyberAgent, Inc.	2.1%
Recruit Holdings Co. Ltd.	2.1
Amadeus IT Group S.A. - Class A	2.1
Accenture PLC - Class A	2.1
Kao Corp.	2.1
Total	10.5%

See Notes to Financial Statements.

24

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.1%
Australia	1.5%
SAI Global Ltd.		514,365	$1,832,989
Austria	1.2%
Semperit A.G. Holding		51,556	1,407,504
Brazil	0.9%
Fleury S.A.		90,843	1,071,239
Canada	4.0%
Heroux-Devtek, Inc.(a)		187,523	1,881,019
Laurentian Bank of Canada		36,657	1,369,660
ShawCor Ltd.		63,333	1,562,628
			4,813,307
China	2.9%
Dalian Refrigeration Co. Ltd. - Class B		1,985,779	1,584,015
Yestar International Holdings Co. Ltd.		3,967,500	1,934,347
			3,518,362
Finland	3.4%
Teleste OYJ		196,765	2,084,369
Vaisala OYJ - Class A		58,035	2,053,554
			4,137,923
France	2.5%
Coface S.A.		230,346	1,668,795
Virbac S.A.(a)		7,868	1,312,360
			2,981,155
Germany	5.8%
Carl Zeiss Meditec A.G. - Bearer		45,315	1,732,116
Drillisch A.G.		42,486	2,062,872
Gerresheimer A.G.		21,118	1,794,485
KWS Saat S.E.		4,279	1,441,532
			7,031,005
Hong Kong	9.9%
Mandarin Oriental International Ltd.		1,207,350	1,582,121
Pico Far East Holdings Ltd.		5,754,000	1,732,927
Sitoy Group Holdings Ltd.		4,664,000	1,759,893
SmarTone Telecommunications Holdings Ltd.		866,000	1,437,381
Vinda International Holdings Ltd.		918,000	1,822,365
Vitasoy International Holdings Ltd.		993,000	2,009,467
Wasion Group Holdings Ltd.		2,811,000	1,539,778
			11,883,932
Ireland	1.3%
Grafton Group PLC		243,045	1,568,751

See Notes to Financial Statements.

25

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Italy	1.3%
Banca IFIS S.p.A.		67,522	$1,522,757
Japan	16.7%
CKD Corp.		144,500	1,746,525
Daiseki Co. Ltd.		94,000	1,833,665
EPS Holdings, Inc.		119,300	1,638,673
Fujitec Co. Ltd.		140,900	1,678,322
GMO internet, Inc.		105,400	1,415,621
Kintetsu World Express, Inc.		112,200	1,451,528
Lintec Corp.		68,000	1,360,070
Mani, Inc.		77,800	1,745,160
Optex Co. Ltd.		68,400	1,622,474
Seria Co. Ltd.		23,200	1,879,859
SHO-BOND Holdings Co. Ltd.		42,700	1,986,602
Transcosmos, Inc.		63,300	1,667,695
			20,026,194
Malaysia	1.1%
Coastal Contracts Bhd.		3,742,500	1,369,604
Mexico	1.5%
Genomma Lab Internacional S.A.B. de C.V. - Series B(a)		1,676,935	1,753,929
Netherlands	4.1%
Corbion N.V.		73,305	1,973,966
KAS Bank N.V. - CVA		152,170	1,369,748
Sligro Food Group N.V.		43,987	1,631,692
			4,975,406
Norway	1.7%
Borregaard ASA		225,410	2,028,415
Singapore	1.4%
Super Group Ltd.		2,821,600	1,650,457
South Korea	3.8%
Choong Ang Vaccine Laboratory		64,308	1,598,555
ISC Co. Ltd.		70,006	1,373,619
SK Bioland Co. Ltd.		83,273	1,606,658
			4,578,832
Sweden	8.9%
Avanza Bank Holding AB		42,232	1,667,646
BioGaia AB - Class B		63,551	1,851,837
Cloetta AB - Class B		490,220	1,777,153
IAR Systems Group AB		90,855	2,011,156
Kabe Husvagnar AB - Class B		91,024	2,110,523
Mekonomen AB		65,739	1,279,714
			10,698,029

See Notes to Financial Statements.

26

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
Switzerland	4.1%
Burckhardt Compression Holding A.G.		4,969	$1,407,841
LEM Holding S.A. - REG		1,941	2,197,705
Valiant Holding A.G. - REG		14,332	1,317,238
			4,922,784
Taiwan	4.5%
Merida Industry Co. Ltd.		382,000	1,815,138
Paiho Shih Holdings Corp.		1,490,000	1,789,547
Sinmag Equipment Corp.		411,853	1,872,022
			5,476,707
Thailand	1.5%
Vanachai Group PCL - REG		4,696,100	1,829,649
United Kingdom	13.1%
A.G. Barr PLC		207,508	1,381,199
BBA Aviation PLC		659,836	2,137,517
Bloomsbury Publishing PLC		719,590	1,436,353
Dart Group PLC		222,420	1,209,603
Genus PLC		89,987	2,271,975
Gooch & Housego PLC		131,447	1,722,230
Porvair PLC		396,034	2,047,614
Stallergenes Greer PLC(a)		59,616	1,888,544
SThree PLC		497,105	1,602,753
			15,697,788
TOTAL COMMON STOCKS (Cost $112,604,288)			116,776,718
PREFERRED STOCKS	2.3%
Brazil	1.0%
Alpargatas S.A.		406,960	1,208,811
Germany	1.3%
Draegerwerk A.G. & Co. KGaA		21,329	1,528,942
TOTAL PREFERRED STOCKS (Cost $3,194,872)			2,737,753
TOTAL INVESTMENTS (Cost $115,799,160)	99.4%		119,514,471
NET OTHER ASSETS (LIABILITIES)	0.6%		711,116
NET ASSETS	100.0%		$120,225,587

(a) Non-income producing security.

Abbreviations:

REG – Registered

See Notes to Financial Statements.

27

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

At September 30, 2016 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	13.8%
Consumer Staples	11.1
Energy	1.3
Financials	7.4
Health Care	16.8
Industrials	26.9
Information Technology	14.7
Materials	4.5
Telecommunication Services	2.9
Total	99.4%

See Notes to Financial Statements.

28

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Pharmaceuticals	7.0%
Electronics	6.2
Telecommunications	6.1
Food	5.8
Machinery - Diversified	5.5
Miscellaneous Manufacturing	4.6
Healthcare - Products	4.2
Chemicals	4.0
Apparel	4.0
Diversified Financial Services	3.8
Engineering & Construction	3.4
Building Materials	2.9
Retail	2.9
Internet	2.9
Beverages	2.8
Commercial Services	2.8
Media	2.7
Healthcare - Services	2.3
Bank	2.2
Agriculture	1.9
Distribution/Wholesale	1.6
Aerospace/Defense	1.6
Environmental Control	1.5
Cosmetics/Personal Care	1.5
Leisure Time	1.5
Packaging & Containers	1.5
Insurance	1.4
Software	1.4
Biotechnology	1.3
Lodging	1.3
Oil & Gas Services	1.3
Transportation	1.2
Semiconductors	1.1
Shipbuilding	1.1
Auto Parts & Equipment	1.1
Airlines	1.0
Total	99.4%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
Genus PLC	1.9%
LEM Holding S.A. - REG	1.8
BBA Aviation PLC	1.8
Kabe Husvagnar AB - Class B	1.8
Teleste OYJ	1.7
Total	9.0%

See Notes to Financial Statements.

29

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	98.0%
Ireland	1.3%
Jazz Pharmaceuticals PLC(a)		578	$70,215
Netherlands	1.9%
Wright Medical Group N.V.(a)		4,400	107,932
United States	94.8%
Alaska Air Group, Inc.		1,273	83,840
Allscripts Healthcare Solutions, Inc.(a)		6,590	86,790
B/E Aerospace, Inc.		2,465	127,342
Bank of the Ozarks, Inc.		3,775	144,960
Benefitfocus, Inc.(a)		2,737	109,261
BioMarin Pharmaceutical, Inc.(a)		739	68,372
Booz Allen Hamilton Holding Corp.		3,316	104,819
Cavium, Inc.(a)		2,446	142,357
Centene Corp.(a)		2,419	161,976
Cogent Communications Holdings, Inc.		4,493	165,387
CommScope Holding Co., Inc.(a)		4,269	128,540
CONMED Corp.		2,543	101,873
CoStar Group, Inc.(a)		398	86,179
First American Financial Corp.		3,808	149,578
First Republic Bank		2,612	201,411
FMC Corp.		1,675	80,969
Fortinet, Inc.(a)		2,651	97,901
Great Western Bancorp, Inc.		2,975	99,127
Hasbro, Inc.		1,341	106,382
HD Supply Holdings, Inc.(a)		2,466	78,863
Helmerich & Payne, Inc.		2,100	141,330
HubSpot, Inc.(a)		2,008	115,701
Investment Technology Group, Inc.		5,842	100,132
Jacobs Engineering Group, Inc.(a)		2,061	106,595
Jones Lang LaSalle, Inc.		1,114	126,762
Lennar Corp. - Class A		2,697	114,191
Martin Marietta Materials, Inc.		434	77,734
Masco Corp.		3,877	133,020
MGM Growth Properties LLC - Class A		4,371	113,952
Microsemi Corp.(a)		3,536	148,441
Mosaic (The) Co.		2,850	69,711
Newfield Exploration Co.(a)		1,604	69,710
Nordstrom, Inc.		2,832	146,924
Old Dominion Freight Line, Inc.(a)		975	66,895
Pacira Pharmaceuticals, Inc.(a)		1,692	57,900
Pinnacle Foods, Inc.		2,270	113,886
Raymond James Financial, Inc.		2,157	125,559
Regal Entertainment Group - Class A		4,355	94,721
Sabre Corp.		5,980	168,516

See Notes to Financial Statements.

30

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
SEI Investments Co.		2,006	$91,494
Service Corp. International		4,373	116,059
ServiceMaster Global Holdings, Inc.(a)		3,482	117,274
Snyder’s-Lance, Inc.		3,603	120,989
Summit Materials, Inc. - Class A(a)		5,143	95,403
Terex Corp.		3,149	80,016
WellCare Health Plans, Inc.(a)		741	86,764
Woodward, Inc.		1,243	77,663
			5,203,269
TOTAL COMMON STOCKS (Cost $5,132,968)			5,381,416
TOTAL INVESTMENTS (Cost $5,132,968)	98.0%		5,381,416
NET OTHER ASSETS (LIABILITIES)	2.0%		108,455
NET ASSETS	100.0%		$5,489,871

(a) Non-income producing security.

At September 30, 2016 the industry sectors for the JOHCM US Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	12.7%
Consumer Staples	4.3
Energy	3.8
Financials	16.6
Health Care	13.5
Industrials	13.7
Information Technology	20.1
Materials	5.9
Real Estate	4.4
Telecommunication Services	3.0
Total	98.0%

See Notes to Financial Statements.

31

ADVISERS INVESTMENT TRUST
JOHCM US SMALL MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Commercial Services	10.8%
Banks	8.1
Diversified Financial Services	5.8
Software	5.7
Building Materials	5.6
Semiconductors	5.3
Healthcare-Services	4.5
Food	4.3
Oil & Gas	3.9
Healthcare-Products	3.8
Internet	3.0
Chemicals	2.8
Insurance	2.7
Retail	2.7
Telecommunications	2.3
Pharmaceuticals	2.3
Aerospace/Defense	2.3
Real Estate	2.3
Home Builders	2.1
REITS	2.1
Engineering & Construction	1.9
Toy/Games/Hobbies	1.9
Computers	1.8
Entertainment	1.7
Airlines	1.5
Machinery-Construction & Mining	1.5
Distribution/Wholesale	1.4
Electronics	1.4
Biotechnology	1.3
Transportation	1.2
Total	98.0%
5 Largest Security Positions (Unaudited)
Issuer	% of Net Assets
First Republic Bank	3.7%
Sabre Corp.	3.1
Cogent Communications Holdings, Inc.	3.0
Centene Corp.	2.9
First American Financial Corp.	2.7
Total	15.4%

See Notes to Financial Statements.

32

(This page has been intentionally left blank)

Advisers investment trust
JOHCm Funds
stAtements OF Assets & LiABiLities
september 30, 2016

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Assets:
Investments, at cost	$276,987,303	$119,210,125	$5,202,617
Investments, at value	$322,888,748	$130,449,587	$6,157,013
Cash	—	12,383,166	166,264
Foreign currency(a)	420,290	50	13,137
Receivable for dividends	190,029	303,169	8,927
Reclaims receivable	—	65	4
Receivable for investments sold	1,300,189	396,580	98,558
Receivable for capital shares sold	—	873,829	—
Receivable from service providers	55,129	138	29,687
Prepaid expenses	927	369	28
Total Assets	324,855,312	144,406,953	6,473,618
Liabilities:
Cash overdraft	1,631,564	—	—
Securities purchased payable	—	2,394,177	162,782
Capital shares redeemed payable	1,390,207	6,764	—
Investment advisory fees payable	291,174	115,090	6,648
Accounting and Administration fees payable	88,705	38,999	41,929
Distribution (Rule 12b-1) fees payable	3,033	2,177	11
Regulatory and Compliance fees payable	21,855	8,935	420
Risk Officer fees payable	1,169	479	22
Shareholder servicing fees payable	5,051	1,332	52
Trustees fees payable	40	23	1
Deferred foreign capital gains taxes payable	—	96,542	—
Accrued expenses and other payable	31,897	13,720	611
Total Liabilities	3,464,695	2,678,238	212,476
Net Assets	$321,390,617	$141,728,715	$6,261,142
Net Assets:
Paid in capital	$286,279,468	$133,742,343	$5,366,625
Accumulated net investment income (loss)	1,939,821	1,051,374	88,238
Accumulated net realized gains (losses)	(12,728,139)	(4,209,690)	(147,776)
Unrealized appreciation (depreciation)	45,899,467	11,144,688	954,055
Net Assets	$321,390,617	$141,728,715	$6,261,142
Net Assets:
Class I	$35,645,226	$29,445,744	$147,487
Class II	766,531	1,953,025	—
Institutional Class	284,978,860	110,329,946	6,113,655
Share of Common Stock Outstanding:
Class I	3,182,237	2,933,046	12,521
Class II	68,681	194,776	—
Institutional Class	25,435,438	10,969,039	518,795
Net Asset Value per Share:
Class I	$11.20	$10.04	$11.78
Class II	11.16	10.03	—
Institutional Class	11.20	10.06	11.78

(a) The cost of foreign currency is $420,312, $50, $13,120, $0, $0, $188,044, $354,578 and $0, respectively.

See Notes to Financial Statements.

34

JOHCM Global Equity Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$343,626,883	$1,664,319	$3,552,388,605	$115,799,160	$5,132,968
$386,880,899	$1,657,544	$4,011,670,857	$119,514,471	$5,381,416
28,027,225	2,000,000	256,004,844	505,727	111,440
—	—	188,478	354,787	—
532,648	—	7,132,083	202,144	3,557
246,669	—	5,180,579	298,599	—
2,148,355	—	20,505,386	—	6,223
—	—	7,142,598	25,000	—
35,751	3,917	—	19,276	30,408
3,233	—	16,711	17,777	29
417,874,780	3,661,461	4,307,841,536	120,937,781	5,533,073

—	—	—	—	—
—	1,662,236	—	535,725	3,494
—	—	2,275,788	—	—
320,471	41	3,066,084	101,613	5,234
69,637	3,503	637,906	39,680	33,518
13,973	—	60,616	3,630	1
27,491	1	280,954	8,090	377
1,460	7	14,928	424	19
21,493	—	121,982	17,081	—
19	6	418	10	—
—	—	—	—	—
37,970	408	302,845	5,941	559
492,514	1,666,202	6,761,521	712,194	43,202
$417,382,266	$1,995,259	$4,301,080,015	$120,225,587	$5,489,871

$398,682,787	$1,999,674	$4,006,623,182	$117,630,199	$5,149,342
811,131	277	28,753,563	1,507,589	(5,163)
(25,370,340)	—	(193,654,444)	(2,619,487)	97,244
43,258,688	(4,692)	459,357,714	3,707,286	248,448
$417,382,266	$1,995,259	$4,301,080,015	$120,225,587	$5,489,871

$171,463,918	$—	$4,003,594,080	$43,996,968	$10,952
—	—	297,485,935	429,766	—
245,918,348	1,995,259	—	75,798,853	5,478,919

12,628,666	—	200,762,248	4,134,160	1,032
—	—	14,903,071	40,158	—
18,068,695	200,000	—	7,125,469	515,369

$13.58	$—	$19.94	$10.64	$10.61
—	—	19.96	10.70	—
13.61	9.98	—	10.64	10.63

See Notes to Financial Statements.

35

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
STATEMENTS OF OPERATIONS
For the year ended September 30, 2016

	JOHCM Asia Ex-Japan Equity Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Investment Income:
Dividend (Net of foreign withholding tax of $762,301, $333,610, $10,640, $377,640, $0, $6,912,074, $297,993 and $0)	$5,191,167	$2,422,203	$98,764
Total investment income	5,191,167	2,422,203	98,764
Operating expenses:
Investment advisory	2,654,226	1,018,993	71,053
Distribution (Rule 12b-1) fees - Class I	20,478	8,702	33
Distribution (Rule 12b-1) fees - Class II	1,304	3,735	—
Servicing Fee — Class I	4,846	298	27
Servicing Fee — Class II	375	988	—
Accounting and Administration	366,492	126,090	156,137
Regulatory and Compliance	70,086	27,914	1,585
Risk Officer	3,792	1,517	71
Insurance	3,236	1,776	135
Trustees	2,753	1,108	60
Legal	2,267	904	56
Registration	62,535	54,865	10,819
Printing	9,368	4,986	74
Other	26,167	15,910	15,542
Total expenses before fee reductions	3,227,925	1,267,786	255,592
Expenses reduced by Service Providers	(56,577)	(22,268)	(171,355)
Net expenses	3,171,348	1,245,518	84,237
Net investment income (loss)	2,019,819	1,176,685	14,527
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(10,832,597)	(3,598,683)	(35,976)
Net realized gains (losses) from foreign currency transactions	(75,152)	(114,787)	(5,686)
Change in unrealized appreciation (depreciation) on investments(b)	56,553,379	23,059,285	1,224,251
Change in unrealized appreciation (depreciation) on foreign currency	(9,164)	1,235	342
Net realized and unrealized gains (losses) from investment activities	45,636,466	19,347,050	1,182,931
Change in Net Assets Resulting from Operations	$47,656,285	$20,523,735	$1,197,458

(a) For the period from September 29, 2016, commencement of operations, to September 30, 2016.

(b) Net of the change in deferred foreign capital gains taxes of $0, $96,016, $0, $0, $0, $0, $0 and $0, respectively.

See Notes to Financial Statements.

36

JOHCM Global Equity Fund	JOHCM International Opportunities Fund(a)	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund	JOHCM US Small Mid Cap Equity Fund

$5,315,878	$—	$70,371,626	$2,984,789	$49,696
5,315,878	—	70,371,626	2,984,789	49,696

3,091,572	41	30,607,001	1,244,184	43,485
108,723	—	—	31,602	7
—	—	358,981	780	—
20,890	—	—	15,893	—
—	—	100,045	372	—
295,719	3,503	2,346,036	153,711	134,676
93,991	1	995,109	34,445	1,486
5,943	7	66,027	2,052	44
7,118	—	62,142	2,783	130
3,629	6	38,104	1,288	55
3,106	38	34,148	1,228	53
51,638	255	133,179	49,009	9,576
11,212	32	171,327	8,004	87
23,962	83	320,811	37,508	1,621
3,717,503	3,966	35,232,910	1,582,859	191,220
(73,749)	(3,917)	(10,607)	(64,674)	(140,635)
3,643,754	49	35,222,303	1,518,185	50,585
1,672,124	(49)	35,149,323	1,466,604	(889)

(14,959,855)	—	(144,250,513)	(2,282,966)	97,976

(478,003)	—	(3,628,713)	40,988	—

55,246,251	(6,775)	629,535,077	14,569,197	527,067

7,142	2,083	329,524	6,333	—

39,815,535	(4,692)	481,985,375	12,333,552	625,043
$41,487,659	$(4,741)	$517,134,698	$13,800,156	$624,154

See Notes to Financial Statements.

37

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2016 or September 30, 2015

	JOHCM Asia Ex-Japan Equity Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Small Mid Cap Equity Fund
	Sept. 30, 2016	Sept. 30, 2015	Sept. 30, 2016	Sept. 30, 2015	Sept. 30, 2016	Sept. 30, 2015(a)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,019,819	$677,077	$1,176,685	$783,896	$14,527	$6,650
Net realized gains (losses) from investments and foreign currency transactions	(10,907,749)	(1,703,436)	(3,713,470)	2,961,604	(41,662)	176,459
Change in unrealized appreciation (depreciation) on investments and foreign currency	56,544,215	(9,556,762)	23,060,520	(11,957,677)	1,224,593	(270,538)
Change in net assets resulting from operations	47,656,285	(10,583,121)	20,523,735	(8,212,177)	1,197,458	(87,429)
Dividends paid to shareholders:
From net investment income
Class I	(141,943)	(1,790)	(9,679)	(7,268)	—	—
Service Class	—	—	—	—	(552)	—
Class II	(2,372)	(1,422)	(17,589)	(2,546)	—	—
Institutional Class	(671,505)	(97,992)	(565,893)	(938,247)	(29,852)	—
From net realized gains
Class I	—	—	(59,647)	(14,820)	—	—
Service Class	—	—	—	—	(4,085)	—
Class II	—	—	(108,533)	(5,751)	—	—
Institutional Class	—	—	(3,464,919)	(1,857,346)	(190,156)	—
Total dividends paid to shareholders	(815,820)	(101,204)	(4,226,260)	(2,825,978)	(224,645)	—
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	5,128,097	28,099,451	26,597,616	235,040	140,464	149,831
Change in net assets from capital transactions from Service Class transactions	—	—	—	—	(101,704)	—
Change in net assets from capital transactions from Class II transactions	(117,046)	494,959	1,096,552	677,281	—	—
Change in net assets from capital transactions from Institutional Class transactions	111,576,827	96,333,782	34,523,000	(14,809,263)	187,167	5,000,000
Change in net assets from capital transactions	116,587,878	124,928,192	62,217,168	(13,896,942)	225,927	5,149,831
Change in net assets	163,428,343	114,243,867	78,514,643	(24,935,097)	1,198,740	5,062,402
Net Assets:
Beginning of period	157,962,274	43,718,407	63,214,072	88,149,169	5,062,402	—
End of period	$321,390,617	$157,962,274	$141,728,715	$63,214,072	$6,261,142	$5,062,402

Accumulated net investment income (loss)	$1,939,821	$797,372	$1,051,374	$593,162	$88,238	$27,168

(a) For the period from December 17, 2014, commencement of operations, to September 30, 2015.

(b) For the period from September 29, 2016, commencement of operations, to September 30, 2016.

(c) For the period from October 31, 2014, commencement of operations, to September 30, 2015.

See Notes to Financial Statements.

38

JOHCM Global Equity Fund		JOHCM International Opportunities Fund	JOHCM International Select Fund		JOHCM International Small Cap Equity Fund		JOHCM US Small Mid Cap Equity Fund
Sept. 30, 2016	Sept. 30, 2015	Sept. 30, 2016(b)	Sept. 30, 2016	Sept. 30, 2015	Sept. 30, 2016	Sept. 30, 2015	Sept. 30, 2016	Sept. 30, 2015(c)

$1,672,124	$(454,591)	$(49)	$35,149,323	$9,397,434	$1,466,604	$1,471,672	$(889)	$1,142

(15,437,858)	(9,449,265)	—	(147,879,226)	(16,224,770)	(2,241,978)	(118,329)	97,976	159,409

55,253,393	(19,976,046)	(4,692)	629,864,601	(350,271,121)	14,575,530	(6,076,637)	527,067	(278,619)

41,487,659	(29,879,902)	(4,741)	517,134,698	(357,098,457)	13,800,156	(4,723,294)	624,154	(118,068)

—	(10,230)	—	(10,411,950)	(9,804,229)	(614,701)	(438,989)	(29)	—
—	—	—	—	—	—	—	—	—
—	—	—	(191,471)	(260,661)	(4,860)	—	—	—
—	(52,692)	—	—	—	(839,266)	(518,139)	(14,666)	—

—	(114,276)	—	—	(44,733,301)	—	(306,741)	(320)	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(1,386,645)	—	(2,214)	—	—
—	(206,024)	—	—	—	—	(347,986)	(159,821)	—

—	(383,222)	—	(10,603,421)	(56,184,836)	(1,458,827)	(1,614,069)	(174,836)	—

88,926,759	35,996,927	—	690,788,057	1,914,910,039	(11,782,844)	10,737,168	307	9,980

—	—	—	—	—	—	—	—	—

—	—	—	118,633,580	142,142,103	(58,308)	(6,276,154)	—	—

63,082,845	133,634,930	2,000,000	—	—	2,213,173	18,325,251	148,314	5,000,020

152,009,604	169,631,857	2,000,000	809,421,637	2,057,052,142	(9,627,979)	22,786,265	148,621	5,010,000
193,497,263	139,368,733	1,995,259	1,315,952,914	1,643,768,849	2,713,350	16,448,902	597,939	4,891,932

223,885,003	84,516,270	—	2,985,127,101	1,341,358,252	117,512,237	101,063,335	4,891,932	—
$417,382,266	$223,885,003	$1,995,259	$4,301,080,015	$2,985,127,101	$120,225,587	$117,512,237	$5,489,871	$4,891,932

$811,131	$(382,990)	$277	$28,753,563	$1,836,737	$1,507,589	$1,458,824	$(5,163)	$10,421

See Notes to Financial Statements.

39

Advisers investment trust

JOHCm Funds

FinAnCiAL HiGHLiGHts

For the periods indicated

	Class i				Class ii
JOHCm Asia Ex-Japan Equity Fund	Year ended sept. 30, 2016	Year ended sept. 30, 2015	Period ended sept. 30, 2014(a)		Year ended sept. 30, 2016	Year ended sept. 30, 2015	Period ended sept. 30, 2014(a)
Net asset value, beginning of period	$9.91	$10.13	$10.27		$9.88	$10.13	$10.27
Income (loss) from operations:
Net investment income (loss)(b)	0.05	0.13	0.04		0.03	0.04	0.04
Net realized and unrealized gains (losses)	1.28	(0.33)	(0.18)		1.28	(0.27)	(0.18)
Total from investment operations	1.33	(0.20)	(0.14)		1.31	(0.23)	(0.14)
Less distributions paid:
From net investment income	(0.04)	(0.02)	—		(0.03)	(0.02)	—
Total distributions paid	(0.04)	(0.02)	—		(0.03)	(0.02)	—
Change in net asset value	1.29	(0.22)	(0.14)		1.28	(0.25)	(0.14)
Net asset value, end of period	$11.20	$9.91	$10.13		$11.16	$9.88	$10.13
Total return(c)	13.54%	(2.00%)	(1.36%)		13.35%	(2.31%)	(1.36%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$35,645	$26,531	$296		$767	$777	$296
Ratio of net expenses to average net assets	1.38%	1.33%	1.39	%(d)	1.50%	1.41%	1.54	%(d)
Ratio of net investment income (loss) to average net assets	0.54%	1.25%	1.41	%(d)	0.31%	0.39%	1.26	%(d)
Ratio of gross expenses to average net assets	1.40%	1.41%	4.62	%(d)	1.55%	1.51%	4.77	%(d)
Portfolio turnover rate(e)	24.68%	140.09%	20.98	%(c)	24.68%	140.09%	20.98	%(c)

(a) For the period from June 26, 2014, commencement of operations, to September 30, 2014.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

40

Advisers investment trust

JOHCm Funds

FinAnCiAL HiGHLiGHts

For the periods indicated

	institutional Class
JOHCM Asia Ex-Japan Equity Fund	Year ended sept. 30, 2016	Year ended sept. 30, 2015	Period ended sept. 30, 2014(a)
Net asset value, beginning of period	$9.91	$10.13	$10.00
Income (loss) from operations:
Net investment income (loss)(b)	0.09	0.07	0.05
Net realized and unrealized gains (losses)	1.25	(0.27)	0.08
Total from investment operations	1.34	(0.20)	0.13
Less distributions paid:
From net investment income	(0.05)	(0.02)	—
Total distributions paid	(0.05)	(0.02)	—
Change in net asset value	1.29	(0.22)	0.13
Net asset value, end of period	$11.20	$9.91	$10.13
Total return(c).	13.55%	(1.99%)	1.30%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$284,979	$130,654	$43,127
Ratio of net expenses to average net assets	1.29%	1.29%	1.29	%(d)
Ratio of net investment income (loss) to average net assets	0.87%	0.65%	0.98	%(d)
Ratio of gross expenses to average net assets	1.31%	1.39%	2.61	%(d)
Portfolio turnover rate(e)	24.68%	140.09%	20.98	%(c)

(a) For the period from March 28, 2014, commencement of operations, to September 30, 2014.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

41

Advisers investment trust

JOHCm Funds

FinAnCiAL HiGHLiGHts

For the periods indicated

	Class i
JOHCm emerging markets Opportunities Fund(a)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$9.19	$10.89	$10.27	$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.19	0.19	0.23	0.01
Net realized and unrealized gains (losses)	1.25	(1.47)	0.45	0.26
Total from investment operations	1.44	(1.28)	0.68	0.27
Less distributions paid:
From net investment income	(0.08)	(0.14)	(0.06)	—
From net realized gains	(0.51)	(0.28)	—	—
Total distributions paid	(0.59)	(0.42)	(0.06)	—
Change in net asset value	0.85	(1.70)	0.62	0.27
Net asset value, end of period	$10.04	$9.19	$10.89	$10.27
Total return(d)	16.54%	(12.23%)	6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$29,446	$385	$288	$—	(e)
Ratio of net expenses to average net assets	1.37%	1.32%	1.39%	1.39	%(f)
Ratio of net investment income (loss) to average net assets	2.09%	1.74%	2.05%	0.11	%(f)
Ratio of gross expenses to average net assets	1.37%	1.42%	1.70%	11.69	%(f)
Portfolio turnover rate(g)	40.75%	61.86%	52.84%	76.20	%(d)

(a) Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b) For the period from November 21, 2012, commencement of operations, to September 30, 2013.

(c) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d) Not annualized for periods less than one year.

(e) Amount is less than $500.

(f) Annualized for periods less than one year.

(g) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

42

Advisers investment trust

JOHCm Funds

FinAnCiAL HiGHLiGHts

For the periods indicated

	Class ii
JOHCM Emerging Markets Opportunities Fund(a)	Year ended sept. 30, 2016	Year ended sept. 30, 2015	Period ended sept. 30, 2014(b)
Net asset value, beginning of period	$9.19	$10.87	$10.82
Income (loss) from operations:
Net investment income (loss)(c)	0.05	0.07	0.09
Net realized and unrealized gains (losses)	1.38	(1.35)	0.02
Total from investment operations	1.43	(1.28)	0.11
Less distributions paid:
From net investment income	(0.08)	(0.12)	(0.06)
From net realized gains	(0.51)	(0.28)	—
Total distributions paid	(0.59)	(0.40)	(0.06)
Change in net asset value	0.84	(1.68)	0.05
Net asset value, end of period	$10.03	$9.19	$10.87
Total return(d)	16.42%	(12.18%)	1.02%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,953	$821	$218
Ratio of net expenses to average net assets	1.50%	1.36%	1.54	%(e)
Ratio of net investment income (loss) to average net assets	0.54%	0.71%	0.99	%(e)
Ratio of gross expenses to average net assets	1.56%	1.48%	1.85	%(e)
Portfolio turnover rate(f)	40.75%	61.86%	52.84	%(d)

(a) Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b) For the period from December 18, 2013, commencement of operations, to September 30, 2014.

(c) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

43

Advisers investment trust

JOHCm Funds

FinAnCiAL HiGHLiGHts

For the periods indicated

	Institutional Class
JOHCM Emerging Markets Opportunities Fund(a)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$9.20	$10.89	$10.27	$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.10	0.11	0.21	0.07
Net realized and unrealized gains (losses)	1.35	(1.38)	0.47	0.20
Total from investment operations	1.45	(1.27)	0.68	0.27
Less distributions paid:
From net investment income	(0.08)	(0.14)	(0.06)	—
From net realized gains	(0.51)	(0.28)	—	—
Total distributions paid	(0.59)	(0.42)	(0.06)	—
Change in net asset value	0.86	(1.69)	0.62	0.27
Net asset value, end of period	$10.06	$9.20	$10.89	$10.27
Total return(d)	16.64%	(12.10%)	6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$110,330	$62,007	$87,642	$1,540
Ratio of net expenses to average net assets	1.27%	1.29%	1.29%	1.29	%(e)
Ratio of net investment income (loss) to average net assets	1.14%	0.98%	1.92%	0.82	%(e)
Ratio of gross expenses to average net assets	1.29%	1.38%	1.60%	11.59	%(e)
Portfolio turnover rate(f)	40.75%	61.86%	52.84%	76.20	%(d)

(a) Formerly the JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b) For the period from November 21, 2012, commencement of operations, to September 30, 2013.

(c) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

44

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I		Institutional Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	Period Ended Sept. 30, 2016(a)		Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015(b)
Net asset value, beginning of period	$9.20		$9.91	$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.08		0.03	0.01
Net realized and unrealized gains (losses)	2.50		2.28	(0.10)
Total from investment operations	2.58		2.31	(0.09)
Less distributions paid:
From net investment income	—		(0.06)	—
From net realized gains	—		(0.38)	—
Total distributions paid	—		(0.44)	—
Change in net asset value	2.58		1.87	(0.09)
Net asset value, end of period	$11.78		$11.78	$9.91
Total return(d)	28.04%		24.13%	(0.90%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$147		$6,114	$4,956
Ratio of net expenses to average net assets	1.64	%(e)	1.54%	1.54	%(e)
Ratio of net investment income (loss) to average net assets	1.11	%(e)	0.27%	0.14	%(e)
Ratio of gross expenses to average net assets	5.72	%(e)	4.63%	4.61	%(e)
Portfolio turnover rate(f)	162.74	%(d)	162.74%	134.18	%(d)

(a)	For the period from January 28, 2016, commencement of operations, to September 30, 2016.
(b)	For the period from December 17, 2014, commencement of operations, to September 30, 2015.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

45

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM Global Equity Fund(a)	Year Ended Sept 30, 2016	Year Ended Sept. 30, 2015		Year Ended Sept. 30, 2014		Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$12.24	$13.77		$11.37		$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.06	(0.05)		0.05		0.03
Net realized and unrealized gains (losses)	1.28	(1.45)		2.38		1.34
Total from investment operations	1.34	(1.50)		2.43		1.37
Less distributions paid:
From net investment income	—	(—	)(d)	(—	)(d)	—
From net realized gains	—	(0.03)		(0.03)		—
Total distributions paid	—	(0.03)		(0.03)		—
Change in net asset value	1.34	(1.53)		2.40		1.37
Net asset value, end of period	$13.58	$12.24		$13.77		$11.37
Total return(e)	10.95%	(10.93%)		21.40%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$171,464	$62,093		$34,363		$—	(f)
Ratio of net expenses to average net assets	1.18%	1.18%		1.18%		1.18	%(g)
Ratio of net investment income (loss) to average net assets	0.50%	(0.33%)		0.34%		0.61	%(g)
Ratio of gross expenses to average net assets	1.20%	1.21%		1.52%		4.97	%(g)
Portfolio turnover rate(h)	124.32%	87.14%		68.24%		15.17	%(e)

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period March 22, 2013, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Amount was less than $0.005 per share.

(e)	Not annualized for periods less than one year.
(f)	Amount is less than $500.

(g)	Annualized for periods less than one year.

(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

46

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM Global Equity Fund(a)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015		Year Ended Sept. 30, 2014		Period Ended Sept. 30, 2013(b)
Net asset value, beginning of period	$12.25	$13.78		$11.37		$10.00
Income (loss) from operations:
Net investment income (loss)(c)	0.07	(0.03)		0.03		0.06
Net realized and unrealized gains (losses)	1.29	(1.47)		2.41		1.31
Total from investment operations	1.36	(1.50)		2.44		1.37
Less distributions paid:
From net investment income	—	(—	)(d)	(—	)(d)	—
From net realized gains	—	(0.03)		(0.03)		—
Total distributions paid	—	(0.03)		(0.03)		—
Change in net asset value	1.36	(1.53)		2.41		1.37
Net asset value, end of period	$13.61	$12.25		$13.78		$11.37
Total return(e)	11.10%	(10.90%)		21.49%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$245,918	$161,792		$50,153		$10,554
Ratio of net expenses to average net assets	1.08%	1.08%		1.08%		1.08	%(f)
Ratio of net investment income (loss) to average net assets	0.52%	(0.18%)		0.26%		1.08	%(f)
Ratio of gross expenses to average net assets	1.10%	1.11%		1.52%		4.87	%(f)
Portfolio turnover rate(g)	124.32%	87.14%		68.24%		15.17	%(e)

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period March 22, 2013, commencement of operations, to September 30, 2013.

(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d)	Amount was less than $0.005 per share.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

(g)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

47

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Class
JOHCM International Opportunities Fund	Period Ended Sept. 30, 2016(a)
Net asset value, beginning of period	$10.00
Income (loss) from operations:
Net investment income (loss)(b)	(—	)(c)
Net realized and unrealized gains (losses)	(0.02)
Total from investment operations	(0.02)
Change in net asset value	(0.02)
Net asset value, end of period	$9.98
Total return(d)	(0.20%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,995
Ratio of net expenses to average net assets	0.89	%(e)
Ratio of net investment income (loss) to average net assets	(0.89	%)(e)
Ratio of gross expenses to average net assets	72.58	%(e)
Portfolio turnover rate(f)	0.00	%(d)

(a)	For the period from September 29, 2016, commencement of operations, to September 30, 2016.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

48

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class I
JOHCM International Select Fund(a)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Net asset value, beginning of year	$17.45	$19.23	$16.97	$13.06	$11.17
Income (loss) from operations:
Net investment income (loss)(b)	0.19	0.08	0.11	0.19	0.14
Net realized and unrealized gains (losses)	2.37	(1.09)	2.22	3.80	1.84
Total from investment operations	2.56	(1.01)	2.33	3.99	1.98
Less distributions paid:
From net investment income	(0.07)	(0.14)	(0.07)	(0.08)	(0.09)
From net realized gains	—	(0.63)	—	—	(—	)(c)
Total distributions paid	(0.07)	(0.77)	(0.07)	(0.08)	(0.09)
Change in net asset value	2.49	(1.78)	2.26	3.91	1.89
Net asset value, end of year	$19.94	$17.45	$19.23	$16.97	$13.06
Total return	14.70%	(5.53%)	13.74%	30.71%	17.87%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$4,003,594	$2,837,805	$1,309,757	$593,021	$197,691
Ratio of net expenses to average net assets	1.01%	1.05%	1.05%	1.09%	1.09%
Ratio of net investment income (loss)to average net assets	1.04%	0.43%	0.61%	1.24%	1.10%
Ratio of gross expenses to average net assets	1.01%	1.05%	1.08%	1.10%	1.26%
Ratio of expense recoupment to average net assets	—	0.01%	—	—	—
Portfolio turnover rate(d)	107.37%	50.86%	61.20%	46.38%	50.69%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

49

Advisers investment trust
JOHCM Funds
FINANCIAL HIGHLIGHTS
For the periods indicated

	Class II
JOHCM International Select Fund(a)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Net asset value, beginning of year	$17.48	$19.29	$17.03	$13.11	$11.22
Income (loss) from operations:
Net investment income (loss)(b)	0.14	0.05	0.06	0.14	0.14
Net realized and unrealized gains (losses)	2.37	(1.11)	2.24	3.83	1.81
Total from investment operations	2.51	(1.06)	2.30	3.97	1.95
Less distributions paid:
From net investment income	(0.03)	(0.12)	(0.04)	(0.05)	(0.06)
From net realized gains	—	(0.63)	—	—	(—	)(c)
Total distributions paid	(0.03)	(0.75)	(0.04)	(0.05)	(0.06)
Change in net asset value	2.48	(1.81)	2.26	3.92	1.89
Net asset value, end of year	$19.96	$17.48	$19.29	$17.03	$13.11
Total return	14.37%	(5.77)%	13.51%	30.39%	17.53%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$297,486	$147,322	$31,601	$16,429	$13,797
Ratio of net expenses to average net assets	1.30%	1.30%	1.29%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	0.78%	0.27%	0.32%	0.91%	1.12%
Ratio of gross expenses to average net assets	1.30%	1.33%	1.29%	1.35%	1.51%
Ratio of expense recoupment to average net assets	—	0.01%	—	—	—
Portfolio turnover rate(d)	107.37%	50.86%	61.20%	46.38%	50.69%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.

(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

50

Advisers investment trust
JOHCm Funds
FinAnCiAL HiGHLiGHts
For the periods indicated

	Class I				Class II
JOHCM International Small Cap Equity Fund	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)		Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(b)
Net asset value, beginning of period	$9.66	$10.20	$10.43		$9.71	$10.17	$10.16
Income (loss) from operations:
Net investment income (loss)(c)	0.12	0.13	0.15		0.09	0.06	0.18
Net realized and unrealized gains (losses)	0.97	(0.50)	(0.38)		1.00	(0.45)	(0.17)
Total from investment operations	1.09	(0.37)	(0.23)		1.09	(0.39)	0.01
Less distributions paid:
From net investment income	(0.11)	(0.10)	—		(0.10)	—	(—	)(d)
From net realized gains	—	(0.07)	—		—	(0.07)	—
Total distributions paid	(0.11)	(0.17)	—		(0.10)	(0.07)	—
Change in net asset value	0.98	(0.54)	(0.23)		0.99	(0.46)	0.01
Net asset value, end of period	$10.64	$9.66	$10.20		$10.70	$9.71	$10.17
Total return(e)	11.44%	(3.72%)	(2.21%)		11.28%	(3.87%)	0.11%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$43,997	$50,759	$42,640		$430	$449	$6,832
Ratio of net expenses to average net assets	1.34%	1.34%	1.34	%(f)	1.49%	1.49%	1.49	%(f)
Ratio of net investment income (loss) to average net assets	1.17%	1.25%	1.94	%(f)	0.94%	0.53%	1.96	%(f)
Ratio of gross expenses to average net assets	1.41%	1.39%	1.54	%(f)	1.63%	1.58%	1.73	%(f)
Portfolio turnover rate(g)	39.39%	30.64%	7.06	%(e)	39.39%	30.64%	7.06	%(e)

(a) For the period from January 2, 2014, commencement of operations, to September 30, 2014.

(b) For the period from November 18, 2013, commencement of operations, to September 30, 2014.

(c) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(d) Amount was less than $0.005 per share.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

Advisers investment trust
JOHCm Funds
FinAnCiAL HiGHLiGHts
For the periods indicated

	Institutional Class
JOHCM International Small Cap Equity Fund	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value, beginning of period	$9.66	$10.19	$10.00
Income (loss) from operations:
Net investment income (loss)(b)	0.13	0.14	0.18
Net realized and unrealized gains (losses)	0.97	(0.50)	0.01
Total from investment operations	1.10	(0.36)	0.19
Less distributions paid:
From net investment income	(0.12)	(0.10)	(—	)(c)
From net realized gains	—	(0.07)	—
Total distributions paid	(0.12)	(0.17)	—
Change in net asset value	0.98	(0.53)	0.19
Net asset value, end of period	$10.64	$9.66	$10.19
Total return(d)	11.54%	(3.58%)	1.94%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$75,799	$66,304	$51,592
Ratio of net expenses to average net assets	1.24%	1.24%	1.24	%(e)
Ratio of net investment income (loss) to average net assets	1.29%	1.38%	1.68	%(e)
Ratio of gross expenses to average net assets	1.28%	1.28%	1.73	%(e)
Portfolio turnover rate(f)	39.39%	30.64%	7.06	%(d)

(a) For the period from October 1, 2013, commencement of operations, to September 30, 2014.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Amount was less than $0.005 per share.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

Advisers investment trust
JOHCm Funds
FinAnCiAL HiGHLiGHts
For the periods indicated

	Class I			Institutional Class
JOHCM US Small Mid Cap Equity Fund	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015(a)		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a))
Net asset value, beginning of period	$9.76	$10.00		$9.76		$10.00
Income (loss) from operations:
Net investment income (loss)(b)	(0.01)	0.01		(—	)(c)	0.01
Net realized and unrealized gains (losses)	1.21	(0.25)		1.22		(0.25)
Total from investment operations.	1.20	(0.24)		1.22		(0.24)
Less distributions paid:
From net investment income	(0.03)	—		(0.03)		—
From net realized gains	(0.32)	—		(0.32)		—
Total distributions paid	(0.35)	—		(0.35)		—
Change in net asset value	0.85	(0.24)		0.87		(0.24)
Net asset value, end of period	$10.61	$9.76		$10.63		$9.76
Total return(d)	12.64%	(2.40%)		12.85%		(2.40%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$11	$10		$5,479		$4,882
Ratio of net expenses to average net assets	1.06%	0.99	%(e)	0.99%		0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.09%)	0.01	%(e)	(0.02%)		0.01	%(e)
Ratio of gross expenses to average net assets	3.86%	4.18	%(e)	3.74%		4.17	%(e)
Portfolio turnover rate(f)	72.08%	93.31	%(d)	72.08%		93.31	%(d)

(a) For the period from October 31, 2014, commencement of operations, to September 30, 2015.

(b) Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c) Amount was less than $0.005 per share.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

Advisers investment trust
JOHCM Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The Advisers Investment Trust (the “Trust”) is an open- end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The Trust commenced operations on December 20, 2011. The JOHCM Asia Ex -Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Select Fund and JOHCM US Small Mid Cap Equity Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund are authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class is distinguished by the class - specific shareholder servicing and distribution (rule 12b-1) fees incurred. As of September 30, 2016, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund (“Asia Ex-Japan Fund”)	Class I Shares: June 26, 2014 Class II Shares: June 26, 2014 Institutional Shares: March 28, 2014	to seek long-term capital appreciation
JOHCM Emerging Markets Opportunities Fund (“Emerging Markets Fund”)	Class I Shares: November 21, 2012 Class II Shares: December 18, 2013 Institutional Shares: November 21, 2012	to seek long-term capital appreciation
JOHCM Emerging Markets Small Mid Cap Equity Fund (“Emerging Markets Small Mid Cap Fund”)	Class I Shares: January 28, 2016* Institutional Shares: December 17, 2014	to seek long-term capital appreciation
JOHCM Global Equity Fund (“Global Equity Fund”)	Class I Shares: March 22, 2013 Institutional Shares: March 22, 2013	to seek long-term capital appreciation
JOHCM International Opportunities Fund (“International Opportunities Fund”)	Institutional Shares: September 29, 2016	to seek long-term total return by investing in a concentrated portfolio of international equity securities
JOHCM International Select Fund (“International Select Fund”)	Class I Shares: July 29, 2009 Class II Shares: March 31, 2010	to seek long-term capital appreciation
JOHCM International Small Cap Equity Fund (“International Small Cap Fund”)	Class I Shares: January 2, 2014 Class II Shares: November 18, 2013 Institutional Shares: October 1, 2013	to seek long-term capital appreciation
JOHCM US Small Mid Cap Equity Fund (“US Small Mid Cap Fund”)	Class I: October 31, 2014 Institutional Shares: October 31, 2014	to seek long-term capital appreciation

*	On January 27, 2016, the Emerging Markets Small Mid Cap Fund changed the name of the existing Class I to the Service Class and liquidated all shareholder positions within the Service Class. On January 28, 2016, the Emerging Markets Small Mid Cap Fund launched the current Class I Shares.

Advisers investment trust
JOHCM Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Prior to November 18, 2013, the Emerging Markets Fund, Global Equity Fund, and International Select Fund, operated as the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Select Fund (the “Predecessor Funds” or “Scotia Funds”), each a separate series of Scotia Institutional Funds. The predecessor JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The predecessor JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund were authorized to issue three classes of shares: Institutional Shares, Class I Shares and Class II Shares. Each class was distinguished by the class specific shareholder servicing fees incurred. On November 18, 2013, the Scotia Funds were reorganized into their respective JOHCM Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 1, 2013 (the “Reorganization”). At the time of Reorganization, each Scotia Fund transferred all of its assets to the corresponding JOHCM Fund in exchange for shares of the corresponding JOHCM Fund and the JOHCM Fund’s assumption of all the liabilities of the Scotia Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Institutional Shares, Class I Shares and Class II Shares received shares of the corresponding JOHCM Fund. The Reorganization was tax -free.

Prior to the Reorganization, the Emerging Markets Fund, Global Equity Fund, and International Select Fund had no net assets or operations in the Trust, and therefore, activity shown in the Financial Highlights prior to the Reorganization represents operations and changes in net assets of the respective Scotia Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding JOHCM Fund for accounting and tax purposes.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties of the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.     Significant accounting policies related to Investments are as follows:

investment valuation

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short- term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Advisers investment trust
JOHCM Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short- term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value are calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2016 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asia Ex-Japan Fund
Common Stocks:
China	$9,925,765	$55,714,657	$—	$65,640,422
India	4,865,831	61,429,806	—	66,295,637
All Other Common Stocks(1)	—	190,952,689	—	190,952,689
Total Investments	$14,791,596	$308,097,152	$—	$322,888,748
Emerging Markets Fund
Common Stocks:
Brazil	$5,140,260	$—	$—	$5,140,260
China	5,828,620	10,245,686	—	16,074,306
Hong Kong	2,856,374	11,763,253	—	14,619,627
India	10,455,587	10,059,718	—	20,515,305
Russia	259,143	3,579,093	—	3,838,236
Taiwan	2,590,055	20,623,148	—	23,213,203
All Other Common Stocks(1)	—	41,942,410	—	41,942,410
Equity-Linked Securities(1)	—	2,929,717	—	2,929,717
Preferred Stocks(1)	—	2,176,523	—	2,176,523
Total Investments	$27,130,039	$103,319,548	$—	$130,449,587

(1)	See investment countries in the Schedule of Investments

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

		Level 2 -
		Other Significant	Level 3 - Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
Emerging Markets Small Mid Cap Fund
Common Stocks:
Argentina	$112,775	$—	$—	$112,775
Brazil	280,935	—	—	280,935
Canada	112,377	—	—	112,377
Chile	19,824	—	—	19,824
China	144,946	742,889	—	887,835
France	55,014	—	—	55,014
Mexico	149,962	—	—	149,962
Russia	35,280	32,136	—	67,416
Switzerland	54,266	—	—	54,266
Taiwan	130,619	883,015	—	1,013,634
United States	25,506	109,780	—	135,286
All Other Common Stocks(1)	—	2,271,483	—	2,271,483
Equity-Linked Securities(1)	—	893,174	—	893,174
Preferred Stocks(1)	103,032	—	—	103,032
Total Investments	$1,224,536	$4,932,477	$—	$6,157,013
Global Equity Fund
Common Stocks:
Brazil	$15,242,152	$—	$—	$15,242,152
Canada	30,646,238	—	—	30,646,238
Germany	8,335,276	25,906,302	—	34,241,578
Ireland	8,770,584	—	—	8,770,584
Israel	7,202,125	—	—	7,202,125
United Kingdom	7,879,379	10,816,467	—	18,695,846
United States	155,785,247	—	—	155,785,247
All Other Common Stocks(1)	—	116,297,129	—	116,297,129
Total Investments	$233,861,001	$153,019,898	$—	$386,880,899
International Opportunities Fund
Common Stocks:
Netherlands	$59,912	$—	$—	$59,912
Switzerland	51,565	199,866	—	251,431
All Other Common Stocks(1)	—	1,306,150	—	1,306,150
Equity-Linked Securities(1)	—	40,051	—	40,051
Total Investments	$111,477	$1,546,067	$—	$1,657,544

(1) See investment countries in the Schedule of Investments

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
International Select Fund
Common Stocks:
Canada	$154,305,003	$—	$—	$154,305,003
Germany	84,062,091	567,123,774	—	651,185,865
Ireland	89,681,943	—	—	89,681,943
Israel	85,567,276	—	—	85,567,276
Spain	167,773,197	90,194,532	—	257,967,729
United Kingdom	79,373,909	244,249,119	—	323,623,028
All Other Common Stocks(1)	—	2,367,500,842	—	2,367,500,842
Preferred Stocks(1)	81,839,171	—	—	81,839,171
Total Investments	$742,602,590	$3,269,068,267	$—	$4,011,670,857
International Small Cap Fund
Common Stocks:
Brazil	$1,071,239	$—	$—	$1,071,239
Canada	4,813,307	—	—	4,813,307
Finland	2,084,369	2,053,554	—	4,137,923
Mexico	1,753,929	—	—	1,753,929
Sweden	3,056,867	7,641,162	—	10,698,029
Switzerland	1,407,841	3,514,943	—	4,922,784
United Kingdom	4,927,650	10,770,138	—	15,697,788
All Other Common Stocks(1)	—	73,681,719	—	73,681,719
Preferred Stocks:
Brazil	1,208,811	—	—	1,208,811
All Other Preferred Stocks(1)	—	1,528,942	—	1,528,942
Total Investments	$20,324,013	$99,190,458	$—	$119,514,471
US Small Mid Cap Fund
Common Stocks(1)	$5,381,416	$—	$—	$5,381,416
Total Investments	$5,381,416	$—	$—	$5,381,416

(1) See investment countries in the Schedule of Investments

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Emerging Markets
Small Mid Cap Fund
Equity-Linked
Securities
China
Balance as of 9/30/2015	$87,964
Purchases	—
Sales	(73,283)
Realized Gain/(Loss)	(27,630)
Unrealized Appreciation/(Depreciation)	12,949
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of 9/30/2016	$—
Appreciation/(Depreciation) From Investment Still Held at 9/30/2016	$—

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2016 for the Asia Ex-Japan Fund, Emerging Markets Fund, Emerging Markets Small Mid Cap Fund, Global Equity Fund, International Opportunities Fund, International Select Fund and US Small Mid Cap Fund. The International Small Cap Fund had transfers as follows:

	Transfers from
Fund	Level 2 to Level 1	Reason
International Small Cap Fund
Common Stocks:
Finland	$2,084,369	Foreign equity securities were valued at unadjusted quoted market prices.
Sweden	1,279,714	Foreign equity securities were valued at unadjusted quoted market prices.
Switzerland	1,407,841	Foreign equity securities were valued at unadjusted quoted market prices.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2016, the Funds held equity-linked securities issued by counterparties as follows:

			% of
Fund	Counterparty	Fair Value	Net Assets
Emerging Markets Fund	Merrill Lynch Intl & Co.	$2,929,717	2.1%
Emerging Markets Small Mid Cap Fund	CLSA Global Markets Pte Ltd.	488,228	7.8%
Emerging Markets Small Mid Cap Fund	Deutsche Bank A.G. London	107,252	1.7%
Emerging Markets Small Mid Cap Fund	Merrill Lynch Intl & Co.	297,694	4.8%
International Opportunities Fund	CLSA Global Markets Pte Ltd.	40,051	2.0%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as security markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis. Expenses incurred which do not specifically relate to an individual JOHCM Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Predecessor Funds’ and the Funds’ federal tax returns filed for the fiscal years ended September 30, 2013 through September 30, 2015, as applicable, remain subject to examination by the Internal Revenue Service. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Opportunities Fund paid $10,525 in capital gain taxes during the year and, as of September 30, 2016, accrued $96,542 in estimated capital gain taxes based on the Fund’s current investments.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.       Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an investment management agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set for in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

			Expense
Fund	Class	Advisory Fee	Limitation
Asia Ex-Japan Fund	Class I	1.09%	1.39%
Asia Ex-Japan Fund	Class II	1.09%	1.54%
Asia Ex-Japan Fund	Institutional	1.09%	1.29%
Emerging Markets Fund	Class I	1.05%	1.39%
Emerging Markets Fund	Class II	1.05%	1.54%
Emerging Markets Fund	Institutional	1.05%	1.29%
Emerging Markets Small Mid Cap Fund	Class I	1.30%	1.64%
Emerging Markets Small Mid Cap Fund	Institutional	1.30%	1.54%
Global Equity Fund	Class I	0.95%	1.18%
Global Equity Fund	Institutional	0.95%	1.08%
International Opportunities Fund	Institutional	0.75%	0.89%
International Select Fund	Class I	0.89%	1.05%
International Select Fund	Class II	0.89%	1.30%
International Small Cap Fund	Class I	1.05%	1.34%
International Small Cap Fund	Class II	1.05%	1.49%
International Small Cap Fund	Institutional	1.05%	1.24%
US Small Mid Cap Fund	Class I	0.85%	1.09%
US Small Mid Cap Fund	Institutional	0.85%	0.99%

The expense limitation is effective until January 28, 2017 (January 28, 2018 with respect to the JOHCM International Opportunities Fund). If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

JOHCM (USA) Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the International Small Cap Fund and US Small Cap Fund. For its services, the Sub-Adviser is paid a fee of 1.05% and 0.85%, based on average daily net assets of the International Small Cap Fund and US Small Cap Fund, respectfully, by the Adviser.

For the year ended September 30, 2016, the JOHCM Funds incurred advisory fees payable to JOHCM, expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
Asia Ex-Japan Fund	$2,654,226	$55,129	$—
Emerging Markets Fund	1,018,993	138	—
Emerging Markets Small Mid Cap Fund	71,053	160,453	—
Global Equity Fund	3,091,572	72,465	—
International Opportunities Fund	41	783	—
International Select Fund	30,607,001	10,607	—
International Small Cap Fund	1,244,184	38,646	—
US Small Mid Cap Fund	43,485	19,823	—

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The balances of recoverable expenses to JOHCM by Fund at September 30, 2016 were as follows:

For the:	Expiring	Asia Ex-Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Opportunities Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Year ended	September
September 30, 2014	30, 2017	$120,745	$131,240	$—	$180,549	$—	$—	$176,280	$—
Year ended	September
September 30, 2015	30, 2018	91,967	71,008	134,334	63,544	—	31,610	46,544	143,160
Year ended	September
September 30, 2016	30, 2019	55,129	138	160,453	72,465	783	10,607	38,646	19,823
Balances of
Recoverable Expenses
to the Adviser		$267,841	$202,386	$294,787	$316,558	$783	$42,217	$261,470	$162,983

BHIL Distributors, LLC (“Distributor”, formerly BHIL Distributors, Inc.) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor a stated annual fee, basis points and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Effective August 1, 2016, the Distributor became a subsidiary of Foreside Financial Group, LLC.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $135,000 per fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds. Fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Northern Trust has agreed to voluntarily waive its’ minimum fees. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statement of Operations.

For the year ended September 30, 2016, Northern Trust made expense waivers as follows:

Fund	Expenses Waived by Northern Trust
Asia Ex-Japan Fund	$—
Emerging Markets Fund	21,756
Emerging Markets Small Mid Cap Fund	8,552
Global Equity Fund	—
International Opportunities Fund	3,134
International Select Fund	—
International Small Cap Fund	7,893
US Small Mid Cap Fund	120,808

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Effective August 1, 2016 Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Foreside (and previously Beacon Hill) a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside and Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations. The acquisition of Beacon Hill by Foreside Financial Group, LLC and the assignment of the agreements to Foreside did not result in any changes to the services provided to the Trust.

Beacon Hill had agreed to voluntarily waive certain expenses to offset proxy costs for share classes of certain JOHCM Funds. The amounts waived by Beacon Hill are not subject to recoupment and are included in “Expenses reduced by Service Providers” on the Statements of Operations. Expenses reimbursed for certain proxy costs for the year ended September 30, 2016 are as follows:

	Proxy Waivers
Fund	Class I	Class II
Asia Ex-Japan Fund	$1,125	$323
Emerging Markets Fund	167	207
Emerging Markets Small Mid Cap Fund	2,350	—
Global Equity Fund	1,284	—
International Opportunities Fund	—	—
International Select Fund	—	—
International Small Cap Fund	17,640	495
US Small Mid Cap Fund	4	—

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement between the JOHCM Funds and Carne, including providing the Risk Officer to the JOHCM Funds to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $40,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statements of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside (or previously Beacon Hill), Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2016, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $30,000 and reimbursement for certain expenses. Effective April 1, 2016, the Trust pays an annual retainer of $51,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2016, the aggregate Trustee compensation paid by the Trust was $121,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds is reflected as “Trustees” expenses on the Statements of Operations.

C.   Shareholder Servicing and Rule 12b-1 Plans

Effective January 28, 2016, the JOHCM Funds adopted an amended plan under Rule 12b-1 that is applicable to Class I, Class II and Class III Shares of all JOHCM Funds, except Class I Shares of the JOHCM International Select Fund, to pay for certain distribution and promotion activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection therewith at annual rates of 0.10%, 0.25%, and 0.50% of the average daily net assets of the outstanding Class I Shares, Class II Shares and Class III Shares, respectively. Total fees paid pursuant to these agreements are reflected as “12b-1 Fees” on the Statements of Operations.

Prior to January 28, 2016, the Trust operated under a Shareholder Servicing Plan pursuant to which the Trust entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class I Shares (except for the International Select Fund) and Class II Shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary received a fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets of the outstanding Class I Shares and Class II Shares, respectively. Total fees paid pursuant to these agreements are reflected as “Servicing Fee” on the Statements of Operations.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

D.   Investment Transactions

For the year ended September 30, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Asia-Ex Japan Fund	$205,497,763	$55,856,780
Emerging Markets Fund	89,227,343	38,319,665
Emerging Markets Small Mid Cap Fund	8,876,954	8,961,725
Global Equity Fund	525,951,996	381,294,064
International Opportunities Fund	1,664,319	—
International Select Fund	4,236,410,096	3,482,072,205
International Small Cap Fund	46,414,875	56,014,180
US Small Mid Cap Fund	3,594,151	3,635,535

E.   Federal Income Tax

As of September 30, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asia Ex-Japan Fund	$277,511,295	$53,616,604	$(8,239,151)	$45,377,453
Emerging Markets Fund	120,120,723	15,425,853	(5,096,989)	10,328,864
Emerging Markets Small Mid Cap Fund	5,251,101	987,096	(81,184)	905,912
Global Equity Fund	344,033,215	47,546,104	(4,698,420)	42,847,684
International Opportunities Fund	1,665,340	4,813	(12,609)	(7,796)
International Select Fund	3,553,406,480	493,341,351	(35,076,974)	458,264,377
International Small Cap Fund	115,973,915	15,252,617	(11,712,061)	3,540,556
US Small Mid Cap Fund	5,137,357	502,779	(258,720)	244,059

The tax character of distributions paid by the Funds during the latest tax year ended September 30, 2016 and 2015 were as follows:

	Distributions From
Fund	Ordinary Income* 2016	Long-Term Capital Gains 2016	Ordinary Income* 2015	Long-Term Capital Gains 2015
Asia Ex-Japan Fund	$815,820	$—	$101,204	$—
Emerging Markets Fund	3,147,104	1,079,156	2,725,355	100,623
Emerging Markets Small Mid Cap Fund	224,645	—	—	—
Global Equity Fund	—	—	62,922	320,300
International Select Fund	10,603,421	—	10,064,890	46,119,946
International Small Cap Fund	1,458,827	—	1,614,069	—
US Small Mid Cap Fund	174,836	—	—	—

* Ordinary income includes short-term capital gains, if any.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2016

As of the latest tax year ended September 30, 2016, the components of accumulated earnings on a tax basis for the Funds were as follows:

	Asia Ex-Japan Fund	Emerging Markets Fund	Emerging Markets Small Mid Cap Fund	Global Equity Fund	International Opportunities Fund	International Select Fund	International Small Cap Fund	US Small Mid Cap Fund
Undistributed Ordinary Income	$1,939,821	$1,051,374	$118,965	$755,138	$1,298	$29,236,374	$1,507,589	$632
Undistributed Long-Term Capital Gains	—	—	—	—	—	—	—	101,632
Accumulated Capital and Other Losses	(12,204,146)	(3,299,091)	(130,018)	(24,908,014)	—	(193,118,780)	(2,444,733)	(5,795)
Unrealized Appreciation (Depreciation)	45,375,474	10,234,089	905,570	42,852,355	(5,713)	458,339,238	3,532,532	244,060
Total Accumulated Earnings (Deficit)	$35,111,149	$7,986,372	$894,517	$18,699,479	$(4,415)	$294,456,832	$2,595,388	$340,529

For the period subsequent to October 31, 2015, through the fiscal year ended September 30, 2016, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
Asia Ex-Japan Fund	$9,972,278
Emerging Markets Fund	3,299,091
Emerging Markets Small Mid Cap Fund	130,018
Global Equity Fund	5,058,989
International Select Fund	79,397,255
International Small Cap Fund	1,871,104
US Small Mid Cap Fund	5,795

At September 30, 2016, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
Asia Ex-Japan Fund	$1,810,037	$421,831
Global Equity Fund	19,849,025	—
International Select Fund	113,721,525	—
International Small Cap Fund	573,629	—

Primarily as a result of differing book/tax treatment of foreign currency transactions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2016, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Portfolio	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) from Investment Transactions	Paid-in Capital
Asia Ex-Japan Fund	$(61,550)	$61,550	$—
Emerging Markets Fund	(125,312)	125,312	—
Emerging Markets Small Mid Cap Fund	76,947	(76,947)	—
Global Equity Fund	(478,003)	478,003	—
International Opportunities Fund	326	—	(326)
International Select Fund	2,370,924	(2,370,924)	—
International Small Cap Fund	40,988	(40,988)	—

ADvIsers Investment trust JOHCm FunDs nOtes tO FInAnCIAl stAtements September 30, 2016

F.	Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2016, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestment of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Asia Ex-Japan Fund	Class I	$17,882,560	$97,300	$(12,851,763)	$5,128,097
Asia Ex-Japan Fund	Class II	2,993,796	2,228	(3,113,070)	(117,046)
Asia Ex-Japan Fund	Institutional	137,969,583	422,259	(26,815,015)	111,576,827
Emerging Markets Fund	Class I	31,862,940	57,536	(5,322,860)	26,597,616
Emerging Markets Fund	Class II	5,043,121	123,557	(4,070,126)	1,096,552
Emerging Markets Fund	Institutional	39,696,632	4,007,268	(9,180,900)	34,523,000
Emerging Markets Small
Mid Cap Fund	Class I	140,464	—	—	140,464
Emerging Markets Small
Mid Cap Fund	Service Class	10	4,572	(106,286)	(101,704)
Emerging Markets Small
Mid Cap Fund	Institutional	—	187,167	—	187,167
Global Equity Fund	Class I	107,454,605	—	(18,527,846)	88,926,759
Global Equity Fund	Institutional	108,096,770	—	(45,013,925)	63,082,845
International Opportunities Fund	Institutional	2,000,000	—	—	2,000,000
International Select Fund	Class I	1,660,706,834	6,746,401	(976,665,178)	690,788,057
International Select Fund	Class II	212,146,874	184,412	(93,697,706)	118,633,580
International Small Cap Fund	Class I	12,419,760	595,189	(24,797,793)	(11,782,844)
International Small Cap Fund	Class II	178,032	3,997	(240,337)	(58,308)
International Small Cap Fund	Institutional	11,339,570	549,584	(9,675,981)	2,213,173
US Small Mid Cap Fund	Class I	10	297	—	307
US Small Mid Cap Fund	Institutional	—	148,314	—	148,314

ADvIsers Investment trust JOHCm FunDs nOtes tO FInAnCIAl stAtements September 30, 2016

Transactions in shares of common stock for the year ended September 30, 2016, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Asia Ex-Japan Fund	Class I	1,850,754	10,210	(1,355,678)	505,286
Asia Ex-Japan Fund	Class II	317,890	234	(328,078)	(9,954)
Asia Ex-Japan Fund	Institutional	14,794,303	44,355	(2,591,333)	12,247,325
Emerging Markets Fund	Class I	3,460,370	6,523	(575,774)	2,891,119
Emerging Markets Fund	Class II	565,178	14,009	(473,749)	105,438
Emerging Markets Fund	Institutional	4,775,057	453,824	(999,344)	4,229,537
Emerging Markets Small
Mid Cap Fund	Class I	12,521	—	—	12,521
Emerging Markets Small
Mid Cap Fund	Service Class	1	460	(11,201)	(10,740)
Emerging Markets Small
Mid Cap Fund	Institutional	—	18,795	—	18,795
Global Equity Fund	Class I	9,016,438	—	(1,462,713)	7,553,725
Global Equity Fund	Institutional	8,422,633	—	(3,559,510)	4,863,123
International Opportunities Fund	Institutional	200,000	—	—	200,000
International Select Fund	Class I	91,717,314	383,101	(53,974,325)	38,126,090
International Select Fund	Class II	11,630,721	10,436	(5,166,666)	6,474,491
International Small Cap Fund	Class I	1,269,494	61,171	(2,450,056)	(1,119,391)
International Small Cap Fund	Class II	17,594	409	(24,126)	(6,123)
International Small Cap Fund	Institutional	1,183,180	56,542	(979,740)	259,982
US Small Mid Cap Fund	Class I	1	31	—	32
US Small Mid Cap Fund	Institutional	—	15,369	—	15,369

ADvIsers Investment trust JOHCm FunDs nOtes tO FInAnCIAl stAtements September 30, 2016

Transactions in dollars for common stock for the year ended September 30, 2015, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestment of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
Asia Ex-Japan Fund	Class I	$29,597,320	$1,711	$(1,499,580)	$28,099,451
Asia Ex-Japan Fund	Class II	3,649,578	1,350	(3,155,969)	494,959
Asia Ex-Japan Fund	Institutional	123,166,871	75,553	(26,908,642)	96,333,782
Emerging Markets Fund	Class I	3,197,126	20,962	(2,983,048)	235,040
Emerging Markets Fund	Class II	2,032,429	7,155	(1,362,303)	677,281
Emerging Markets Fund	Institutional	20,926,062	2,774,500	(38,509,825)	(14,809,263)
Emerging Markets Small
Mid Cap Fund	Service	338,005	—	(188,174)	149,831
Emerging Markets Small
Mid Cap Fund	Institutional	5,000,000	—	—	5,000,000
Global Equity Fund	Class I	37,804,250	124,059	(1,931,382)	35,996,927
Global Equity Fund	Institutional	140,657,773	228,072	(7,250,915)	133,634,930
International Select Fund	Class I	2,326,320,030	33,925,001	(445,334,992)	1,914,910,039
International Select Fund	Class II	198,158,309	1,622,967	(57,639,173)	142,142,103
International Small Cap Fund	Class I	16,724,652	739,234	(6,726,718)	10,737,168
International Small Cap Fund	Class II	249,911	2,214	(6,528,279)	(6,276,154)
International Small Cap Fund	Institutional	20,407,399	639,622	(2,721,770)	18,325,251
US Small Mid Cap Fund	Class I	10,000	—	(20)	9,980
US Small Mid Cap Fund	Institutional	5,000,020	—	—	5,000,020

Transactions in shares for common stock for the year ended September 30, 2015, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
Asia Ex-Japan Fund	Class I	2,800,692	169	(153,121)	2,647,740
Asia Ex-Japan Fund	Class II	349,780	134	(300,490)	49,424
Asia Ex-Japan Fund	Institutional	11,660,384	7,466	(2,738,849)	8,929,001
Emerging Markets Fund	Class I	298,745	2,012	(285,329)	15,428
Emerging Markets Fund	Class II	200,989	687	(132,421)	69,255
Emerging Markets Fund	Institutional	1,891,991	266,011	(3,464,656)	(1,306,654)
Emerging Markets Small
Mid Cap Fund	Service	28,040	—	(17,300)	10,740
Emerging Markets Small
Mid Cap Fund	Institutional	500,000	—	—	500,000
Global Equity Fund	Class I	2,709,452	8,960	(139,121)	2,579,291
Global Equity Fund	Institutional	10,071,053	16,404	(522,028)	9,565,429
International Select Fund	Class I	116,167,826	1,820,011	(23,455,080)	94,532,757
International Select Fund	Class II	9,646,234	86,790	(2,942,655)	6,790,369
International Small Cap Fund	Class I	1,664,036	75,664	(666,371)	1,073,329
International Small Cap Fund	Class II	24,083	225	(649,837)	(625,529)
International Small Cap Fund	Institutional	2,005,168	65,535	(267,942)	1,802,761
US Small Mid Cap Fund	Class I	1,000	—	—	1,000
US Small Mid Cap Fund	Institutional	500,000	—	—	500,000

ADvIsers Investment trust JOHCm FunDs nOtes tO FInAnCIAl stAtements September 30, 2016

G.	Concentration of Ownership

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeems a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

In addition, as of September 30, 2016, the Adviser held outstanding shares of the Funds as follows:

Fund	Class	% Ownership
Asia Ex-Japan Fund	Class I	0.9
Asia Ex-Japan Fund	Class II	42.7
Asia Ex-Japan Fund	Institutional	0.8
Emerging Markets Fund	Class I	0.7
Emerging Markets Fund	Class II	11.0
Emerging Markets Fund	Institutional	3.5
Emerging Markets Small Mid Cap Fund	Class I	8.3
Emerging Markets Small Mid Cap Fund	Institutional	100.0
International Opportunities Fund	Institutional	100.0
International Small Cap Fund	Class I	0.2
International Small Cap Fund	Institutional	10.4
US Small Mid Cap Fund	Class I	99.9
US Small Mid Cap Fund	Institutional	100.0

ADvIsers Investment trust JOHCm FunDs rePOrt OF InDePenDent reGIstereD PuBlIC ACCOuntInG FIrm September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund (commenced operations on September 29, 2016), JOHCM International Select Fund, JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (eight of the portfolios included in Advisers Investment Trust, hereafter referred to as the ”Funds”) at September 30, 2016, the results of each of their operations and the changes in each of their net assets for each of the periods presented and each of their financial highlights for the periods ended September 30, 2016, 2015, and 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund for each of the periods ended September 30, 2013 and prior were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Chicago, IL

November 22, 2016

ADVISERS INVESTMENT TRUST

JOHCM  FUNDS

ADDITIONAL INFORMATION

September 30, 2016 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested for the six months period April 1, 2016 to September 30, 2016.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	^ Expenses Paid 4/1/16–9/30/16
Asia Ex-Japan Fund	Class I	1.40%	$1,000.00	$1,171.60	$7.60
Asia Ex-Japan Fund	Class II	1.51%	1,000.00	1,171.00	8.20
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,172.80	7.01
Emerging Markets Fund	Class I	1.37%	1,000.00	1,135.70	7.31
Emerging Markets Fund	Class II	1.53%	1,000.00	1,134.60	8.16
Emerging Markets Fund	Institutional	1.26%	1,000.00	1,135.40	6.73
Emerging Markets Small Mid Cap Fund	Class I	1.64%	1,000.00	1,147.00	8.80
Emerging Markets Small Mid Cap Fund	Institutional	1.54%	1,000.00	1,147.00	8.27
Global Equity Fund	Class I	1.18%	1,000.00	1,082.10	6.14
Global Equity Fund	Institutional	1.08%	1,000.00	1,081.90	5.62
International Opportunities Fund	Institutional	0.89%	1,000.00	998.00	0.02
International Select Fund	Class I	1.00%	1,000.00	1,104.10	5.26
International Select Fund	Class II	1.29%	1,000.00	1,102.80	6.78
International Small Cap Fund	Class I	1.34%	1,000.00	1,087.90	6.99
International Small Cap Fund	Class II	1.48%	1,000.00	1,087.40	7.72
International Small Cap Fund	Institutional	1.24%	1,000.00	1,089.10	6.48
US Small Mid Cap Fund	Class I	1.09%	1,000.00	1,086.00	5.68
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	1,086.90	5.17

^	Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183 days for all Funds, except International Opportunities Fund which is 1 day), and divided by the number of days in the current year (366).

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2016 (Unaudited)

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	^ Expenses Paid 4/1/16–9/30/16
Asia Ex-Japan Fund	Class I	1.40%	$1,000.00	$1,018.00	$7.06
Asia Ex-Japan Fund	Class II	1.51%	1,000.00	1,017.45	7.62
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,018.55	6.51
Emerging Markets Fund	Class I	1.37%	1,000.00	1,018.15	6.91
Emerging Markets Fund	Class II	1.53%	1,000.00	1,017.35	7.72
Emerging Markets Fund	Institutional	1.26%	1,000.00	1,018.70	6.36
Emerging Markets Small
Mid Cap Fund	Class I	1.64%	1,000.00	1,016.80	8.27
Emerging Markets Small
Mid Cap Fund	Institutional	1.54%	1,000.00	1,017.30	7.77
Global Equity Fund	Class I	1.18%	1,000.00	1,019.10	5.96
Global Equity Fund	Institutional	1.08%	1,000.00	1,019.60	5.45
International Opportunities Fund	Institutional	0.89%	1,000.00	1,020.55	4.50
International Select Fund	Class I	1.00%	1,000.00	1,020.00	5.05
International Select Fund	Class II	1.29%	1,000.00	1,018.55	6.51
International Small Cap Fund	Class I	1.34%	1,000.00	1,018.30	6.76
International Small Cap Fund	Class II	1.48%	1,000.00	1,017.60	7.47
International Small Cap Fund	Institutional	1.24%	1,000.00	1,018.80	6.26
US Small Mid Cap Fund	Class I	1.09%	1,000.00	1,019.55	5.50
US Small Mid Cap Fund	Institutional	0.99%	1,000.00	1,020.05	5.00

^	Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183 days for all Funds, except International Opportunities Fund which is 1 day), and divided by the number of days in the current year (366).

B.	Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2016 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI Percentage
Asia Ex-Japan Fund	68.45%
Emerging Markets Fund	39.45%
Emerging Markets Small Mid Cap Fund	13.86%
Global Equity Fund	100.00%
International Select Fund	100.00%
International Small Cap Fund	100.00%
US Small Mid Cap Fund	30.08%

ADVISERS INVESTMENT TRUST

JOHCM FUNDS

ADDITIONAL INFORMATION

September 30, 2016 (Unaudited)

C.	Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year ended September 30, 2016 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
Global Equity Fund	100.00%
US Small Mid Cap Fund	25.89%

D.	Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
Asia Ex-Japan Fund	$0.0222	$0.0975
Emerging Markets Fund	$0.0210	$0.1071
Emerging Markets Small Mid Cap Fund	$0.0174	$0.0474
Global Equity Fund	$0.0108	$0.0437
International Select Fund	$0.0290	$0.1950
International Small Cap Fund	$0.0251	$0.1562

E.	Board Approval of Investment Advisory and Sub-Advisory Agreements

All JOHCM Funds except JOHCM International Opportunities Fund

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and JO Hambro Capital Management (the “Adviser”) with respect to the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia ex-Japan Equity Fund, JOHCM US Small Mid Cap Equity Fund, and JOHCM Emerging Markets Small Mid Cap Equity Fund (each a “Fund” and collectively the “Funds”), and the Investment Sub-Advisory Agreement between the Adviser and JOHCM (USA) Inc. (the “Sub-Adviser”) with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, be approved by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and Investment Sub-Advisory Agreement (together, the “Agreements”) to determine whether the Agreements are fair to the Funds and their shareholders. The Board considered and approved the Investment Advisory Agreement for the Funds and the Investment Sub-Advisory Agreement for the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund at an in-person meeting held on September 14, 2016.

The Board requested, and the Adviser and Sub-Adviser, as appropriate, provided, information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Funds; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels will reflect these economies of scale to the benefit of the Funds’ shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser (“JOHCM Similar Accounts”) and funds in the comparable Morningstar category; (vii) the Funds’ expense ratios and the expense ratios of funds in the comparable Morningstar category; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser, Sub-Adviser and other service providers.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

The Trustees reviewed the materials regarding the Funds supplied by the Adviser and Sub-Adviser. The Board gave careful consideration to the nature and quality of the services provided by the Adviser and the Sub-Adviser. The Trustees received an overview of the Adviser’s advisory business and personnel providing services to the Funds. The Trustees considered and discussed information from the Adviser regarding succession planning at the Adviser in general and in more specific terms relating to key personnel and the investment teams providing the services to the Funds. The Board noted that a copy of the Adviser’s and Sub- Adviser’s Form ADV, Annual Report for the year ended September 30, 2015, and Code of Ethics were included in the Board materials. The Board also reviewed the investment processes that will be used by the investment teams managing the Funds as well as the Adviser’s process for selecting investment teams. The Board also reviewed the (i) policies of the Adviser with respect to the selection of broker-dealers for portfolio transactions, (ii) Adviser’s compliance program, with particular emphasis on investment guideline monitoring, (iii) material litigation or administrative actions involving the Adviser or any of its affiliates, (iv) Adviser’s insurance coverage, and (v) Adviser’s business continuity/disaster recovery plan and privacy and information security policies and procedures. The Board noted that the Sub -Adviser is a wholly-owned subsidiary of the Adviser, shares certain employees, officers and directors with the Adviser, and has adopted the Adviser’s policies and procedures, including the Adviser’s Code of Ethics, business continuity/disaster recovery plan and privacy and information security policies and procedures. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser and the Sub-Adviser.

The Board reviewed each Fund’s performance for the periods from inception through June 30, 2016, comparing the performance (net of fees) to relevant benchmarks and representative groups of investment companies with comparable objectives and strategies that are deemed to be competitors (“Peer Groups”). The Board noted that the some of the Funds outperformed the benchmark and the respective Peer Group (both average and median) for the time periods shown, while other Funds underperformed. A representative of the Adviser discussed the reasons for the underperformance. The Board also reviewed the performance of the Funds in relation to the performance of the JOHCM Similar Accounts, noting that the relative performance of the JOHCM Funds does not vary significantly from the corresponding JOHCM Similar Account that is managed by the same team using the same investment process and same philosophy and objectives, and that any differentials are due to the fee differentials and fund structure. After considering the information presented, the Board expressed satisfaction with the performance of the Funds.

The Board reviewed the advisory fee to be paid by each Fund and the total operating expenses of each Fund. The Board noted that the Adviser receives management fees ranging from 0.85% to 1.30% of the average daily net assets. The Board reviewed the investment advisory fees paid by each Fund in comparison to the funds within a comparable Morningstar category, noting that each Fund’s management fee is within the Morningstar category range contained in the Board materials. The Board also reviewed the advisory fees paid to the Adviser by the JOHCM Similar Accounts, noting that the advisory fees for the Funds that are managed by the same team using the same investment process with the same philosophy and objective were in line with the advisory fees for the corresponding JOHCM Similar Account. With respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund, the Board noted that the entire advisory fee is passed- through to the Sub-Adviser.

With respect to total annual operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit each Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to the specified percentage of average daily net assets of each class of shares of each Fund, as set forth in the Board materials. The Board noted that the current agreement to waive fees and/or reimburse expenses cannot be terminated until January 28, 2017, at which time the Adviser will determine whether to renew or revise the agreement. The Board noted the Adviser’s representation in the Board materials that each Fund’s total annual operating expenses, as shown, are competitive with the respective Morningstar category. After considering the comparative data as described above, and the anticipated renewal of the Expense Limitation Agreement for the period to end January 28, 2018, the Board concluded that the advisory fees and expense ratios were reasonable.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

In reviewing the profits to be realized by the Adviser in connection with its management of the Funds, the Board reviewed the information supplied by the Adviser in the Board materials. The Board noted that the Adviser achieved a consolidated operating profit margin of approximately 44% for the year ended June 30, 2016. With respect to the profitability of each Fund, the Board noted that where scale has been achieved, the profitability is consistent with the firm’s pre-tax profit margin. For funds launched in the last few years, the Board noted that the Adviser expects that as these Funds continue to grow and reach scale, their respective profit margins will increase to be consistent with the firm’s overall profitability. The Board noted that certain of the Funds that launched most recently show losses as expected, but the Adviser will continue to support these particular Funds until they reach scale.

With respect to economies of scale, the Trustees considered the Funds’ marketing and distribution plans, capacity, and breakeven points. The Trustees noted that when the Adviser launches a strategy, the investment team is responsible for determining the capacity limit, which is reviewed annually. Once this pre- determined size limit is reached, the strategy is closed to new investors, giving the team the conditions to continue to deliver and sustain outperformance and stay focused on the interests of investors. This practice is evidenced by the soft closure of certain Funds. The Trustees considered that other than the advisory fee, JOHCM derives no other fees/benefits from the Funds, and does not use “broker refunds” or “soft commissions” but instead uses commission sharing arrangements to ensure that clients benefit from best execution while allowing portfolio managers the flexibility to purchase research from a variety of brokers and independent research providers.

In reaching its conclusions, with respect to each Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement and the Investment Sub -Advisory Agreement were fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Funds and the benefits received by the Adviser, that the compensation payable by the Adviser under the Investment Sub -Advisory Agreement with respect to the JOHCM International Small Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund is fair and reasonable in light of the services to be provided (and assumption of related expenses), and that approval of the Agreements would be in the best interests of the Funds, as applicable.

JOHCM International Opportunities Fund

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and JO Hambro Capital Management (the “Adviser”) with respect to the JOHCM International Opportunities Fund (“Fund”) be approved by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as revised, or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the Fund and its shareholders. The Board considered and approved an amendment to the Investment Advisory Agreement to add the Fund at an in person meeting held on September 14, 2016.

The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of Fund’s shareholders; (vi) the advisory fees that will be paid by the Fund and paid by other comparable accounts advised by the Adviser or by a different investment adviser (the “Peer Group”); (vii) the Fund’s expense ratio and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Trustees reviewed the materials regarding the Fund supplied by the Adviser. The Board first gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees received an overview of the Adviser’s advisory business and personnel providing services to the Fund. The Board noted that at its meeting on June 16, 2016, it heard from the portfolio manager for the Fund, who discussed the Fund’s investment objective and strategy as well as the Adviser’s investment process. The Board noted that a copy of the Adviser’s Form ADV, Annual Report for the fiscal year ended September 30, 2015, and Code of Ethics were included in the Board materials. The Board also reviewed the (i) policies of the Adviser with respect to the selection of broker- dealers for portfolio transactions, (ii) the Adviser’s compliance program, (iii) material litigation or administrative actions involving the Adviser or any of its affiliates, (iv) the Adviser’s insurance coverage, and (v) the Adviser’s business continuity/disaster recovery plan and privacy and information security policies and procedures. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services the Fund would receive from the Adviser.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

The Board noted that because the Fund has not commenced operations, the Trustees would review performance over time. However, the Board noted that the Adviser manages other series of the Trust as well as a similar pooled investment vehicle and a similar managed account advised by the Adviser and the Trustees were satisfied with the performance of those funds and accounts.

The Board reviewed the advisory fee to be paid by the Fund and the anticipated total operating expenses of the Fund. The Board noted that the Adviser will receive a management fee of 0.75% of the average daily net assets of the Fund. The Trustees noted that the fee proposed for the Fund is below the average and median for the Peer Group and below the median and equal to the average for the Morningstar category. The Board also reviewed comparative data on fees received by the Adviser as the adviser or sub-adviser to a comparable pooled investment vehicle.

With respect to total annual operating expenses, the Board noted that under a proposed Expense Limitation Agreement, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles) of Institutional, Class I, and Class II Shares of the Fund to 0.89%, 0.99%, and 1.14% of average daily net assets, respectively. The Board noted that the Fund’s net total annual operating expenses for the Institutional class was below both the median and average for the Peer Group and the median and average for the Morningstar category.

The Trustees also considered the profitability of the Adviser’s future relationship with the Fund. The Board considered the profitability of the Adviser as a whole, noting that the Adviser is a highly profitable organization as can be demonstrated by financial statements for the year ended September 30, 2015. After discussion, the Trustees determined that they would continue to evaluate the Adviser’s profitability in connection with the next annual renewal of the advisory agreement, and concluded that the level of anticipated profit was reasonable.

With respect to economies of scale, the Trustees considered the Fund’s marketing and distribution plans, capacity, and breakeven point. The Trustees noted that when the Adviser launches a strategy, the investment team is responsible for determining the capacity limit, which is reviewed annually. Once this pre -determined size limit is reached, the strategy is closed to new investors, giving the team the conditions to continue to deliver and sustain outperformance and stay focused on the interests of investors. This practice is evidenced by the soft closure of certain series of the Trust managed by the Adviser. The Board determined that this practice will protect a shareholder’s investment in the Fund while limiting the amount of advisory fees received by the Adviser. The Trustees also reviewed the estimated breakeven point for the Fund.

In reaching its conclusions, with respect to the Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that approval of the Investment Advisory Agreement would be in the best interests of the Fund, as applicable.

F.     Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

G.     Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011;	13	First Franklin Corp.

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ Julys 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	13	Boston Trust & Walden Funds and Coventry Funds Trust

1 The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.

2 The Trust consists of the various series of the Trust.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
DinaA. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to 2016; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to 2016	13	None

Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	13	None

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present	Director, Carne Global Financial Services, Inc., 2013 to present; Director, JOHCM (USA) Inc., June 2014 to present; Adviser, Wanzenburg Partners LLC, 2012-2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 - 2012	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July 2011 to present	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016; Senior Vice President, Citi Fund Services, Ohio, Inc. from 2002 to 2009	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services Ohio, 1987 to 2013	N/A	N/A

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, 2014 to 2016; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

1  The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.

2  The Trust consists of the various series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statements of Additional Information, call toll-free 866-260-9549

JOHCM Funds
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non -public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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Investment Adviser

J O Hambro Capital Management Limited

Ryder Court, Ground Floor

14 Ryder Street

London SW1Y6QB, United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

RIVER CANYON TOTAL RETURN

BOND FUND

ANNUAL REPORT

September 30, 2016

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND

September 30, 2016

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SHAREHOLDER LETTER
September 30, 2016

Dear Shareholder:

We are pleased to present to shareholders the 2016 Annual Report for the River Canyon Total Return Bond Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2016.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, River Canyon Fund Management LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra

President of the Fund and Trustee to the Board

1

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Performance Update

Value of a hypothetical $100,000 investment in the Fund’s Institutional Shares from inception on December 30, 2014 to September 30, 2016

Average Annual Total Returns as of September 30, 2016

	One Year	Since Inception
River Canyon Total Return Bond Fund – Institutional Shares	4.55%	5.46%
Barclays U.S. Aggregate Bond Index	5.22%	3.67%

The Institutional Shares Gross and Net Annual Operating Expense Ratio are 1.83% and 0.67%, respectively, as per the most recent Prospectus. The Adviser has entered into a contractual expense limitation agreement with respect to the Fund to limit expenses to 0.65% until January 28, 2017, which is exclusive of the Acquired Fund Fees and Expenses reflected in the Prospectus.

Data as at September 30, 2016. The Inception date of the Fund is December 30, 2014. The Fund’s performance reflects the reinvestment of dividends as well as the impact of any transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted.

2

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Barclays U.S. Aggregate Bond Index. The index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The table reflects the theoretical reinvestment of dividends on securities in the index. The impact of any transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Fund Commentary (Fiscal year as of September 30, 2016)

The past fiscal year has been eventful in both the financial and political arenas.

In the 4th quarter of 2015, with the US job market and inflation prospects having steadily improved, the Federal Reserve shifted course in its monetary policy, increasing the Fed Funds rate by 25 basis points at the December FOMC meeting for the first time in 8 years. At that point, more rate hikes were expected in 2016 but had not materialized as of the end of the 3rd quarter of 2016 due to slower-than-projected domestic growth and a likely pause ahead of the presidential election in November. Growth elsewhere, particularly in China, also slowed down significantly, fueling concerns of a global recession. These forces led to an increase in rate and equity market volatility, strengthened the US dollar, and adversely affected bond prices.

In the first quarter of 2016, the Federal Reserve backed away from plans to impose an interest rate hike, citing concerns that the US economy may not be robust enough to handle further monetary policy tightening. Previously, the Central Bank had planned on two rate hikes for 2016. However, weaker-than-expected growth in conjunction with other mixed economic indicators has prevented another Fed Funds rate increase thus far. Currently, the markets are pricing in approximately a 60% chance of a rate hike at the December FOMC meeting.

The UK shocked global markets by voting to exit the European Union in the second quarter of 2016. The event introduced pronounced global volatility in the currency, equity, rates and commodity markets, but quickly rebounded as fears of major fallout factors dissipated.

The third quarter of 2016 was marked by a heated U.S. presidential election campaign, an OPEC agreement on a production cut and a reluctant Fed. Corporate earnings continued to languish, declining for a 5th straight quarter for the first time since 2008. On the favorable fundamentals front, The National Association of Home Builders index surpassed expectations and sits at the highest level since October 2015. Home builders are increasingly optimistic about the future of the housing market as consumer wealth, low unemployment and higher wage inflation point to improved prospects going forward. In the securitized markets, non-Agency MBS spreads narrowed, reaching their tightest levels for the year at the end of September. Trading volume has been robust due to strong demand as pay downs continue to support reinvestment needs of investors.

3

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Treasury yields and changes along the term structure are detailed in the table below:

Treasury Yield
	9/30/2015	9/30/2016	Change(bps)
3 MONTH	(0.02)	0.28	29.10
6 MONTH	0.07	0.43	36.50
1 YEAR	0.31	0.59	27.50
2 YEAR	0.63	0.76	13.30
3 YEAR	0.90	0.88	(2.60)
5 YEAR	1.36	1.15	(20.80)
7 YEAR	1.74	1.42	(31.40)
10 YEAR	2.04	1.60	(44.30)
30 YEAR	2.85	2.32	(53.80)

The River Canyon Total Return Bond Fund (the “Fund” or “RCTIX”) was conservatively positioned over the fiscal year ending September 30, 2016, specifically with respect to interest rate exposure. This was due to very low nominal interest rates across the US Treasury curve along with tight IG spreads. This environment prompted a more

4

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

defensive portfolio management style and a high cash allocation in the Fund in lieu of investment grade exposure. Despite already low levels of interest rates, yields declined even further beyond the 2yr maturity point on the curve, with the 10yr US Treasury yield falling 44 basis points over the period to 1.60%. The Fund did not benefit from this move lower in longer term yields while the BarCap Aggregate Index did. Nevertheless, the Fund made up the vast majority of this underperformance via a disproportionately higher yield on the remainder of its portfolio, posting a return of 4.55%, lagging the BarCap Aggregate Index return of 5.22% over the period by only 67 basis points. Since September 30, 2016, the Fund has outperformed the index return by 93 basis points.

From time-to-time, the Fund has utilized the highly liquid Agency mortgage TBA market as an effective duration management tool. During episodes of sharply declining rates, short TBA positions were utilized to benefit from any subsequent rebound in rates and during bouts of increasing longer-term yields, TBA positions have been used to add duration exposure in the portfolio. This strategy has contributed about 75 bps of incremental performance for the Fund over the fiscal year and proven to be an effective and liquid interest rate exposure management mechanism.

Fund, index and select peer group performance are detailed in the following table:

	One Year	ITD (Ann.)
RCTIX	4.55	5.46

Indices
BarCap Agg	5.22	3.67
BarCap MBS	3.61	3.02

Peer Group
DBLTX (DoubleLine TRBF)	3.58	3.67
TGLMX (TCW TRBF)	4.30	3.40
MWTRX (MetWest TRBF)	4.49	2.89
PTRRX (PIMCO TRBF)	5.02	2.76

The funds identified in the peer group mostly invest in residential mortgage-backed securities and employ investment strategies similar to RCTIX.

5

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Fund composition as of September 30, 2016 is as follows:

Our outlook on the relative prospects available within the mortgage sector remains favorable. We have focused on constructing a portfolio that is designed to deliver a yield premium across a variety of interest rate environments while managing prepayment, duration and credit risks. Our overall investment strategy remains unchanged. We continue to emphasize the structure and collateral to generate stable returns while limiting exposure to various types of prepayment and rate risks.

Any investment in the Fund involves significant risk, including the risk of loss of all or a portion of your investment. The results indicated herein include both realized and unrealized gains and losses, and actual results when realized may differ materially from those set forth herein. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost. You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing.

Certain information contained herein constitutes “forward-looking statements”, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of an individual investment, an asset class or the Fund may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is not indicative of future results.

6

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
PORTFOLIO COMMENTARY
September 30, 2016 (Unaudited)

Certain Investment Risks

It is important to note that the Fund is not guaranteed by the U.S. Government. Fixed income investments involve interest rate risk, issuer credit risk and risk of default, and price volatility risk. Funds investing in bonds can lose their value as interest rates rise, and investors participating in such Funds can suffer a partial or total loss of their principal.

Mortgage-backed and other asset-backed securities involve risks that are different from or more acute than risks associated with other types of debt instruments. For example, rising interest rates tend to extend the duration of fixed-rate MBS, making them more sensitive to changes in interest rates and causing funds investing in such securities (such as the Fund) to exhibit additional volatility. Conversely, declining interest rates may cause borrowers to pay off their mortgages sooner than expected, thereby reducing returns because the Fund may be required to reinvest the return of borrower principal at the lower prevailing interest rate. MBS related to floating rate loans may exhibit greater price volatility than a fixed rate obligation of similar credit quality. With respect to non-agency MBS, there are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Non-agency MBS also are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

For a more complete list of Fund risks, please see the Prospectus.

7

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Principal Amount	Value
MORTGAGE-BACKED SECURITIES	54.7%
PRIVATE	51.7%
Home Equity	51.7%
ACE Home Equity Loan Trust Series 2006-GP1(1)
0.79%, 2/25/31		$652,057	$643,544

Bella Vista Mortgage Trust Series 2004-1(1)
1.23%, 11/20/34		734,425	650,019

Carrington Mortgage Loan Trust Series 2006-NC2(1)
0.68%, 6/25/36		1,268,444	1,169,380

Chase Funding Trust Series 2003-3(1)
1.07%, 4/25/33		280,355	252,886

CHL Mortgage Pass-Through Trust Series 2004-HYB8(1)
2.83%, 1/20/35		754,730	710,989

Credit-Based Asset Servicing and Securitization LLC Series 2007-CB4(1)
0.70%, 4/25/37		4,000,000	1,213,600

CSFB Mortgage-Backed Trust Series 2004-AR4(1)
1.27%, 5/25/34		109,116	102,703

CWHEQ Home Equity Loan Trust Series 2006-S2
5.84%, 7/25/27		902,211	1,011,456

Home Equity Mortgage Trust Series 2005-3(1)
1.61%, 11/25/35		1,298,867	1,261,383

Invitation Homes Trust Series 2014-SFR3(1)(a)
5.51%, 12/17/31		2,000,000	2,011,904

See notes to financial statements.

 8

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Principal Amount	Value
Lehman XS Trust Series 2007-4N(1)
0.66%, 3/25/47		$76	$76

Merrill Lynch Mortgage Investors Trust Series 2004-OPT1(1)
1.43%, 6/25/35		217,655	198,551

Merrill Lynch Mortgage Investors Trust Series 2006-MLN1(1)
0.79%, 7/25/37		4,911,937	2,823,312

Morgan Stanley ABS Capital I, Inc. Series 2002-HE3(1)
1.61%, 3/25/33		50,618	45,906

Morgan Stanley Structured Trust Series 2007-1(1)
0.61%, 6/25/37		27,430	27,354

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1
5.82%, 3/25/47		1,181,386	1,171,839

Saxon Asset Securities Trust 2003-1
4.03%, 6/25/33		264,320	267,257

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR2(1)
0.88%, 1/25/45		353,742	328,633

			13,890,792
U.S. GOVERNMENT AGENCIES	3.0%
Fannie Mae REMICS(1)(b)
5.62%, 2/25/41		8,122,695	809,443

TOTAL MORTGAGE-BACKED SECURITIES (Cost $14,281,683)			14,700,235

See notes to financial statements.

 9

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

	Percentage of Net Assets	Shares	Value
SHORT-TERM INVESTMENTS	46.5%
Northern Institutional
Treasury Portfolio, 0.26%
		12,515,503	$12,515,503
TOTAL SHORT-TERM INVESTMENTS (Cost $12,515,503)			12,515,503
TOTAL INVESTMENTS (Cost $26,797,186)	101.2%		27,215,738
NET OTHER ASSETS (LIABILITIES)	(1.2)%		(317,799)
NET ASSETS	100.0%		$26,897,939

(1)	Floating rate security. The rate presented is the rate in effect at September 30, 2016.
(a)	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.
(b)	Interest only security

See notes to financial statements.

 10

ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2016

River Canyon Total Return Bond Fund
Assets:
Investments, at value (Cost: $26,797,186)	$27,215,738
Receivable for dividends and interest	27,940
Receivable from Investment Adviser	12,431
Prepaid expenses	4,935
Total Assets	27,261,044
Liabilities:
Securities purchased payable	264,409
Accounting and Administration fees payable	20,548
Regulatory and Compliance fees payable	37,568
Trustees fees payable	10
Accrued expenses and other payable	40,570
Total Liabilities	363,105
Net Assets	$26,897,939

Institutional Shares:
Net Assets	$26,897,939
Shares of common stock outstanding	2,628,465
Net asset value per share	$10.23

Net Assets:
Paid in capital	$26,048,224
Accumulated net investment income (loss)	108,402
Accumulated net realized gains (losses)	322,761
Unrealized appreciation (depreciation)	418,552
Net Assets	$26,897,939

See notes to financial statements.

 11

ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS
For the year ended September 30, 2016

River Canyon Total Return Bond Fund
Investment Income:
Interest income	$923,909
Operating expenses:
Investment advisory	103,833
Accounting and Administration	125,000
Regulatory and Compliance	112,705
Printing	4,982
Insurance	21,869
Trustees	24,601
Legal	35,328
Audit	31,450
Registration	1,796
Other	7,210
Total expenses before fee reductions	468,774
Expenses reduced by Investment Adviser	(300,047)
Net expenses	168,727
Net investment income	755,182
Realized and Unrealized Gains (Losses) From Investment Activities:
Net realized gains from investment transactions	266,534
Net realized gains from investments in total return swaps	77,549
Change in unrealized appreciation (depreciation) on investments	85,568
Net realized and unrealized gains (losses) from investment activities	429,651
Change in Net Assets Resulting from Operations	$1,184,833

See notes to financial statements.

 12

ADVISERS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2016
And the period December 30, 2014 (commencement of operations) to September 30, 2015

	River Canyon Total Return Bond Fund
	September 30, 2016	September 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$755,182	$782,579
Net realized gains from investment transactions	344,083	92,433
Change in unrealized appreciation (depreciation) on investments	85,568	332,984
Change in net assets resulting from operations	1,184,833	1,207,996
Dividends paid to shareholders:
From net investment income	(668,102)	(882,798)
Tax return of capital	—	(232,078)
Total dividends paid to shareholders	(668,102)	(1,114,876)
Capital Transactions:
Proceeds from sale of shares	5,100	24,500,010
Value of shares issued to stockholders in reinvestment of dividends	668,102	1,114,876
Change in net assets from capital transactions	673,202	25,614,886
Change in net assets	1,189,933	25,708,006
Net Assets:
Beginning of period	25,708,006	—
End of period	$26,897,939	$25,708,006
Accumulated net investment income (loss)	$108,402	$—

Share Transactions:
Sold	505	2,449,602
Reinvested	66,893	111,465
Change	67,398	2,561,067

See notes to financial statements.

 13

ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For the year ended September 30, 2016
And the period December 30, 2014 (commencement of operations) to September 30, 2015

	River Canyon Total Return Bond Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015
Net asset value, beginning of period	$10.04	$10.00

Income (loss) from operations:
Net investment income	0.29	0.32
Net realized and unrealized gains (losses) from investments	0.16	0.17
Total from investment operations	0.45	0.49

Less distributions paid:
From net investment income	(0.26)	(0.36)
Tax return of capital	—	(0.09)
Total distributions paid	(0.26)	(0.45)
Change in net asset value	0.19	0.04
Net asset value, end of period	$10.23	$10.04
Total return(a)	4.55%	4.97%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$26,898	$25,708
Ratio of net expenses to average net assets(b)	0.65%	0.65%
Ratio of net investment income to average net assets(b)	2.90%	4.18%
Ratio of gross expenses to average net assets(b)(c)	1.81%	1.81%
Portfolio turnover rate(a)	18.57%	41.03%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

 14

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The River Canyon Total Return Bond Fund (the “River Canyon Total Return Bond Fund” or the “Fund”) is a series of the Trust, and the Fund’s Institutional Shares class commenced operations on December 30, 2014. Prior to April 6, 2015 shares of the Fund were not registered under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund were made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act, and shares were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Effective April 6, 2015 the Fund became publicly available for investment.

The investment objective of the River Canyon Total Return Bond Fund is to seek to maximize total return.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties of the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A. Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 —quoted prices in active markets for identical assets

• Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated.

15

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2016 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
River Canyon Total Return Bond Fund
Mortgage-Backed Securities (1)	$-	$14,700,235	$-	$14,700,235
Short-Term Investments	12,515,503	-	-	12,515,503
Total Investments	$12,515,503	$14,700,235	$-	$27,215,738

(1) See additional categories in the Schedule of Investments.

As of September 30, 2016, there were no Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2016.

16

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

FORWARD COMMITMENTS

The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transaction”) consistent with the Fund’s ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.

The Fund may enter into TBA sale commitments to help manage portfolio duration, hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds, based on relative net assets or another reasonable basis.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

17

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2016, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax return filed for the tax year ended September 30, 2015 remains subject to examination by the Internal Revenue Service.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Fees and Transactions with Affiliates and Other Parties

River Canyon Fund Management LLC (the “Adviser”) serves as the investment adviser to the Fund. Under the terms of the Trust’s Investment Management Agreement with the Adviser, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at the annual rate of 0.40% of average daily net assets. Total fees incurred pursuant to the Agreement are reflected as “Investment advisory” fees on the Statement of Operations.

BHIL Distributors, LLC (“Distributor”, formerly BHIL Distributors, Inc.) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $25,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund. Effective August 1, 2016 the Distributor became a subsidiary of Foreside Financial Group, LLC.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to a written agreement between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $125,000 relating to these services. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Effective August 1, 2016 Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to a written agreement, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund pays Foreside (and previously Beacon Hill) a tiered basis-point fee based on the Fund’s daily net assets or certain annual minimum fees for these services, and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside and Beacon Hill pursuant to this agreement are reflected as “Regulatory and Compliance” fees on the Statement of Operations. The acquisition of Beacon Hill by Foreside

18

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Financial Group, LLC and the assignment of the agreements to Foreside did not result in any changes to the services provided to the Trust.

Certain officers and Trustees of the Trust are affiliated with Foreside (or previously Beacon Hill), Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Through March 31, 2016 the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $30,000 and reimbursement for certain expenses. Effective April 1, 2016, the Trust pays an annual retainer of $51,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply. For the year ended September 30, 2016, the aggregate Trustee compensation paid by the Trust was $121,500. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.65% of the average daily net assets of the Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

For the year ended September 30, 2016, the Adviser waived/reimbursed expenses of $300,047 that may be subject to recoupment until September 30, 2019. For the period ended September 30, 2015, the Adviser waived/reimbursed expenses of $216,476 that may be subject to recoupment until September 30, 2018.

C. Investment Transactions

For the year ended September 30, 2016, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$3,236,812	$10,270,988

D. Federal Income Tax

As of September 30, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
River Canyon Total Return Bond Fund	$26,754,691	$784,713	$(323,666)	$461,047

19

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

The tax character of distributions paid to shareholders during the latest tax years ended September 30, 2016 and the period ended September 30, 2015 for the Fund were as follows:

	Ordinary Income	Net Long Term Gains		Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2016	$668,102		$-	$668,102	$-	$668,102
2015	882,798		-	882,798	232,078	1,114,876

As of the latest tax year ended September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
River Canyon Total Return Bond Fund	$388,668	$-	$388,668	$-	$-	$461,047	$849,715

E. Concentration of Ownership

A significant portion of the Fund’s shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy.

As of September 30, 2016 substantially all of the shares issued by the Fund were owned by the Adviser or Adviser-related shareholders.

20

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
River Canyon Total Return Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of River Canyon Total Return Bond Fund (the “Fund”), one of the portfolios constituting the Advisers Investment Trust (the “Trust”), as of September 30, 2016, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the River Canyon Total Return Bond Fund of the Advisers Investment Trust as of September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 22, 2016

21

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

A. Security Allocation

Market Exposure		Largest Security Positions
Fixed Income Securities	% of Net Assets	Issuer	% of Net Assets
Home Equity	51.7%	Merrill Lynch Mortgage Investors Trust Series 2006-MLN1	10.5%
U.S. Government Agencies	3.0	Invitation Homes Trust Series 2014-SFR3	7.5
Short-Term Investments	46.5	Home Equity Mortgage Trust Series 2005-3	4.7
Total	101.2%	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB4	4.5
		Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1	4.3
		Total	31.5%

B. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2016 and held for the entire period through September 30, 2016.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense	Beginning Account Value	Ending Account Value	* Expenses Paid
	Ratio	4/1/2016	9/30/2016	4/1/16-9/30/16
Actual	0.65%	$1,000.00	$1,046.00	$3.32
Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29

* Expenses are calculated using the annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

22

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

C. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 800-245-0371 (toll free) or 312-557-0164. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 800-245-0371 (toll free) or 312-557-0164 and on the SEC’s website at http://www.sec.gov.

The Fund files a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

D. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	13	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	13	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	13	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 325 John H. McConnell Blvd, Suite 150, Columbus, Ohio 43215

[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

 23

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Foreside Financial Group, LLC, 2016 - present; Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to 2016; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008 to 2016	13	None
Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust Company, 2008 to present	13	None
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014	N/A	N/A

 24

ADVISERS INVESTMENT TRUST
RIVER CANYON TOTAL RETURN BOND FUND
ADDITIONAL INFORMATION
September 30, 2016 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services Inc., 2008 to 2016	N/A	N/A
Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President, Citi Fund Services 1987 to 2013	N/A	N/A
Lori Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/July 2014 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services Inc., 2014 to 2016; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

1 The mailing address of each officer is 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

2 The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 800-245-0371.

 25

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River Canyon Total Return Bond Fund

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Fund recognizes and respects the privacy concerns and expectations of our customers. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s account(s); and

●	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Fund may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Fund also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Fund:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

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Investment Adviser

River Canyon Fund Management LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, California, 90067

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

For Additional Information, call

800-245-0371 (toll free) or 312-557-0164

Item 2. Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)  During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)  The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Independent Franchise Partners US Equity Fund

2016  $17,540

2015  $16,950

JOHCM Funds

2016  $166,480

2015  $151,410

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

Vontobel Funds

2016  $56,820

2015  $54,000

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

River Canyon Total Return Bond Fund

2016  $26,200

2015  $25,000

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	Independent Franchise Partners US Equity Fund

2016  $0

2015  $0

Vontobel Funds

2016  $0

2015  $0

JOHCM Funds

2016  $0

2015  $0

River Canyon Total Return Bond Fund

2016  $0

2015  $0

(c)	Independent Franchise Partners US Equity Fund

2016  $4,660

2015  $4,500

JOHCM Funds

2016  $37,725

2015  $41,450

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

Vontobel Funds

2016  $28,905

2015  $43,650*

* Amount updated for final billings.

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

River Canyon Total Return Bond Fund

2016  $5,250

2015  $5,500

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	Independent Franchise Partners US Equity Fund

2016  $0

2015  $0

Vontobel Funds

2016  $0

2015  $0

JOHCM Funds

2016  $0

2015  $0

River Canyon Total Return Bond Fund

2016  $0

2015  $0

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2016  0%

2015  0%

Vontobel Funds

2016  0%

2015  0%

JOHCM Funds

2016  0%

2015  0%

River Canyon Total Return Bond Fund

2016  0%

2015  0%

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2016  $4,660

2015  $4,500

Vontobel Funds

2016  $556,707

2015  $208,095

JOHCM Funds

2016  $37,725

2015  $41,450

River Canyon Total Return Bond Fund

2016  $5,250

2015  $5,500

(h)       The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dina Tantra
Dina A. Tantra
President and Principal Executive Officer

Date: December 2, 2016

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 2, 2016